-------------------------------------------------------------------------------
PROSPECTUS                                                       August 1, 1998
-------------------------------------------------------------------------------

EVERGREENSM STATE MUNICIPAL BOND FUNDS                     [LOGO OF EVERGREEN
                                                         FUNDS(SM) APPEARS HERE]
-------------------------------------------------------------------------------

EVERGREEN CALIFORNIA TAX FREE FUND (CLASS A, B AND C SHARES) EVERGREEN MASSACHUSETTS TAX FREE FUND (CLASS A, B AND C SHARES) EVERGREEN MISSOURI TAX FREE FUND (CLASS A, B AND C SHARES) EVERGREEN NEW YORK TAX FREE FUND (CLASS A, B AND C SHARES) EVERGREEN PENNSYLVANIA TAX FREE FUND (CLASS A, B AND C SHARES) EVERGREEN CONNECTICUT MUNICIPAL BOND FUND (CLASS A AND B SHARES) EVERGREEN NEW JERSEY TAX FREE INCOME FUND (CLASS A AND B SHARES) (EACH A "FUND", TOGETHER THE "FUNDS")

     The Funds seek current income exempt from federal income taxes including the alternative minimum tax, except in the case of EVERGREEN CONNECTICUT MUNICIPAL BOND FUND, and personal income taxes of the state for which each Fund is named. The Funds also seek to preserve capital. Each Fund looks to achieve its objective by investing primarily in municipal obligations that are issued by the state for which a Fund is named.

     This prospectus provides information regarding the Class A, Class B and, where applicable, Class C, shares offered by the Funds. The Funds are nondiversified series of an open-end management investment company. This prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 200 Berkeley Street, Boston, Massachusetts 02116.

     A Statement of Additional Information ("SAI") for the Funds dated August 1, 1998, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The SAI provides information regarding certain matters discussed in this prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 343-2898. There can be no assurance that the investment objective of the Funds will be achieved. Investors are advised to read this prospectus carefully.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   Keep This Prospectus For Future Reference

                               TABLE OF CONTENTS

EXPENSE INFORMATION...................................................    3

FINANCIAL HIGHLIGHTS..................................................    6

DESCRIPTION OF THE FUNDS..............................................   16
   Investment Objectives and Policies.................................   16
   Investment Practices and Restrictions..............................   17

ORGANIZATION AND SERVICE PROVIDERS....................................   21
   Organization.......................................................   21
   Service Providers..................................................   21
   Distribution Plans and Agreements..................................   22

PURCHASE AND REDEMPTION OF SHARES......................................  23
   How to Buy Shares...................................................  23
   How to Redeem Shares................................................  26
   Exchange Privilege..................................................  27
   Shareholder Services................................................  28
   Banking Laws........................................................  29

OTHER INFORMATION......................................................  29
   Dividends, Distributions and Taxes..................................  29
   General Information.................................................  33

--------------------------------------------------------------------------------

                              EXPENSE INFORMATION

--------------------------------------------------------------------------------

     The table and examples below are designed to help you understand the various expenses that you will bear, directly or indirectly, when you invest in the Funds. Shareholder transaction expenses are fees paid directly from your account when you buy or sell shares of a Fund.

SHAREHOLDER TRANSACTION EXPENSES  CLASS A SHARES CLASS B SHARES   CLASS C SHARES(3)
--------------------------------  -------------- --------------   -----------------
Maximum Sales Charge Imposed
 on Purchases (as a % of
 offering price)............           4.75%(1)       None              None
Maximum Contingent Deferred
 Sales Charge (as a % of
 original purchase price or
 redemption proceeds,
 whichever is lower)........           None           5.00%(2)(4)       1.00%(2)

-------
(1) Investments of $1 million or more are not subject to a front-end sales charge, but may be subject to a contingent deferred sales charge upon redemption within one year after the month of purchase.
(2) The deferred sales charge on Class B shares declines from 5.00% to 1.00% on amounts redeemed within six years after the month of purchase. The deferred sales charge on Class C shares is 1.00% on amounts redeemed within one year after the month of purchase. No sales charge is imposed on redemptions made thereafter. See "Purchase and Redemption of Shares" for more information.
(3) Class C shares are currently offered only by EVERGREEN CALIFORNIA TAX FREE FUND, EVERGREEN MASSACHUSETTS TAX FREE FUND, EVERGREEN MISSOURI TAX FREE FUND, EVERGREEN NEW YORK TAX FREE FUND and EVERGREEN PENNSYLVANIA TAX FREE FUND and are available only through broker-dealers who have entered into special distribution agreements with Evergreen Distributor, Inc., each Fund's principal underwriter.
(4) Long-term shareholders may pay more than the economic equivalent front-end sales charges permitted by the National Association of Securities Dealers, Inc.

     Annual operating expenses reflect the normal operating expenses of the Funds, and include costs such as management, distribution and other fees. The tables below show each Fund's estimated annual operating expenses for the fiscal year ending March 31, 1999. The examples show what you would pay if you invested $1,000 over the periods indicated, assuming that you reinvest all of your dividends and that a Fund's average annual return will be 5%. THE EXAMPLES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. EACH FUND'S ACTUAL EXPENSES AND RETURNS WILL VARY. For a more complete description of the various costs and expenses borne by a Fund see "Organization and Service Providers."

EVERGREEN CALIFORNIA TAX FREE FUND

                                EXAMPLES


                                                                          ASSUMING REDEMPTION AT
ANNUAL OPERATING EXPENSES (AFTER WAIVERS)(1)                                   END OF PERIOD      ASSUMING NO REDEMPTION
--------------------------------------------                              ----------------------- -----------------------
                  CLASS A CLASS B CLASS C                                 CLASS A CLASS B CLASS C CLASS A CLASS B CLASS C
                  ------- ------- -------                                 ------- ------- ------- ------- ------- -------
Management
 Fees...........   0.30%   0.30%   0.30%                After 1 Year....   $ 56    $ 66    $ 26    $ 56    $ 16    $ 16
12b-1 Fees......   0.25%   1.00%   1.00%                After 3 Years...   $ 73    $ 80    $ 50    $ 73    $ 50    $ 50
Other Expenses..   0.30%   0.30%   0.30%                After 5 Years...   $ 92    $107    $ 87    $ 92    $ 87    $ 87
                   ----    ----    ----                 After 10 Years..   $147    $160    $190    $147    $160    $160
Total...........   0.85%   1.60%   1.60%
                   ====    ====    ====

EVERGREEN MASSACHUSETTS TAX FREE FUND

                                EXAMPLES


                                                                          ASSUMING REDEMPTION AT
ANNUAL OPERATING EXPENSES (AFTER WAIVERS)(1)                                   END OF PERIOD      ASSUMING NO REDEMPTION
--------------------------------------------                              ----------------------- -----------------------
                  CLASS A CLASS B CLASS C                                 CLASS A CLASS B CLASS C CLASS A CLASS B CLASS C
                  ------- ------- -------                                 ------- ------- ------- ------- ------- -------
Management
 Fees...........   0.60%   0.60%   0.60%                After 1 Year....   $ 56    $ 66    $ 26    $ 56    $ 16    $ 16
12b-1 Fees......   0.25%   1.00%   1.00%                After 3 Years...   $ 73    $ 80    $ 50    $ 73    $ 50    $ 50
Other Expenses..   0.54%   0.54%   0.54%                After 5 Years...   $ 92    $107    $ 87    $ 92    $ 87    $ 87
                   ----    ----    ----                 After 10 Years..   $147    $160    $190    $147    $160    $160
Total...........   0.85%   1.60%   1.60%
                   ====    ====    ====

EVERGREEN MISSOURI TAX FREE FUND
                                 EXAMPLES


                                                                                  ASSUMING REDEMPTION AT
ANNUAL OPERATING EXPENSES (AFTER WAIVERS)(1)                                           END OF PERIOD      ASSUMING NO REDEMPTION
--------------------------------------------                                      ----------------------- -----------------------
                  CLASS A CLASS B CLASS C                                         CLASS A CLASS B CLASS C CLASS A CLASS B CLASS C
                  ------- ------- -------                                         ------- ------- ------- ------- ------- -------
Management
 Fees...........   0.19%   0.19%   0.19%                        After 1 Year....   $ 56    $ 66    $ 26    $ 56    $ 16    $ 16
12b-1 Fees......   0.25%   1.00%   1.00%                        After 3 Years...   $ 73    $ 80    $ 50    $ 73    $ 50    $ 50
Other Expenses..   0.41%   0.41%   0.41%                        After 5 Years...   $ 92    $107    $ 87    $ 92    $ 87    $ 87
                   ----    ----    ----                         After 10 Years..   $147    $160    $190    $147    $160    $160
Total...........   0.85%   1.60%   1.60%
                   ====    ====    ====

EVERGREEN NEW YORK TAX FREE FUND
                                 EXAMPLES


                                                                                  ASSUMING REDEMPTION AT
ANNUAL OPERATING EXPENSES (AFTER WAIVERS)(1)                                           END OF PERIOD      ASSUMING NO REDEMPTION
--------------------------------------------                                      ----------------------- -----------------------
                  CLASS A CLASS B CLASS C                                         CLASS A CLASS B CLASS C CLASS A CLASS B CLASS C
                  ------- ------- -------                                         ------- ------- ------- ------- ------- -------
Management
 Fees...........   0.30%   0.30%   0.30%                        After 1 Year....   $ 56    $ 66    $ 26    $ 56    $ 16    $ 16
12b-1 Fees......   0.25%   1.00%   1.00%                        After 3 Years...   $ 73    $ 80    $ 50    $ 73    $ 50    $ 50
Other Expenses..   0.30%   0.30%   0.30%                        After 5 Years...   $ 92    $107    $ 87    $ 92    $ 87    $ 87
                   ----    ----    ----                         After 10 Years..   $147    $160    $190    $147    $160    $160
Total...........   0.85%   1.60%   1.60%
                   ====    ====    ====

EVERGREEN PENNSYLVANIA TAX FREE FUND

                                 EXAMPLES


                                                                                  ASSUMING REDEMPTION AT
ANNUAL OPERATING EXPENSES (AFTER WAIVERS)(1)                                           END OF PERIOD      ASSUMING NO REDEMPTION
--------------------------------------------                                      ----------------------- -----------------------
                  CLASS A CLASS B CLASS C                                         CLASS A CLASS B CLASS C CLASS A CLASS B CLASS C
                  ------- ------- -------                                         ------- ------- ------- ------- ------- -------
Management
 Fees...........   0.34%   0.34%   0.34%                        After 1 Year....   $ 56    $ 66    $ 26    $ 56    $ 16    $ 16
12b-1 Fees......   0.25%   1.00%   1.00%                        After 3 Years...   $ 73    $ 80    $ 50    $ 73    $ 50    $ 50
Other Expenses..   0.24%   0.24%   0.24%                        After 5 Years...   $ 91    $106    $ 86    $ 91    $ 86    $ 86
                   ----    ----    ----                         After 10 Years..   $145    $158    $188    $145    $158    $188
Total...........   0.83%   1.58%   1.58%
                   ====    ====    ====

EVERGREEN CONNECTICUT MUNICIPAL BOND FUND

                                 EXAMPLES



                                                                                        ASSUMING
                                                                                       REDEMPTION        ASSUMING NO
ANNUAL OPERATING EXPENSES (AFTER WAIVERS)(2)                                        AT END OF PERIOD     REDEMPTION
--------------------------------------------                                        -----------------    ---------------
                    CLASS A     CLASS B                                             CLASS A  CLASS B     CLASS A CLASS B
                   -------------------------                                        -------- --------    ------- -------
Management Fees.....    0.33%       0.33%                       After 1 Year.......  $56       $66       $ 56    $ 16
12b-1 Fees..........    0.25%       1.00%                       After 3 Years......  $73       $80       $ 73    $ 50
Other Expenses......    0.27%       0.27%                       After 5 years......  $91       $106      $ 91    $ 86
                    --------    --------                        After 10 years.....  $145      $158      $145    $158
Total...............    0.85%       1.60%
                    ========    ========

EVERGREEN NEW JERSEY TAX FREE INCOME FUND

                                 EXAMPLES


                                                                                         ASSUMING
                                                                                       REDEMPTION AT    ASSUMING NO
ANNUAL OPERATING EXPENSES (AFTER WAIVERS)(3)                                           END OF PERIOD    REDEMPTION
--------------------------------------------                                          --------------- ---------------
                    CLASS A     CLASS B                                               CLASS A CLASS B CLASS A CLASS B
                   -------------------------                                          ------- ------- ------- -------
Management Fees.....    0.15%       0.15%                       After 1 Year.........  $ 52    $ 64    $ 52    $ 14
12b-1 Fees..........    0.09%       1.00%                       After 3 Years........  $ 63    $ 75    $ 63    $ 45
Other Expenses......    0.26%       0.26%                       After 5 Years........  $ 74    $ 97    $ 74    $ 77
                    --------    --------                        After 10 Years.......  $107    $132    $107    $132
Total...............    0.50%       1.41%
                    ========    ========

-------

(1) Expense ratios for EVERGREEN CALIFORNIA TAX FREE FUND, EVERGREEN MASSACHUSETTS TAX FREE FUND, EVERGREEN MISSOURI TAX FREE FUND, EVERGREEN NEW YORK TAX FREE FUND and EVERGREEN PENNSYLVANIA TAX FREE FUND are estimated for the fiscal year ending March 31, 1999, and reflect the waiver by their investment adviser of fees in accordance with certain voluntary expense limitations. Currently, the Investment Adviser to the Funds has voluntarily limited annual expenses excluding indirectly paid expenses of Class A, B and C shares to 0.85%, 1.60% and 1.60%, respectively, of average daily net assets of each such class. Absent such waiver of fees, expense ratios for the fiscal year ending March 31, 1999, are estimated to be:

                                      TOTAL FUND OPERATING
                                   EXPENSES (WITHOUT WAIVERS)
                                   --------------------------------
                                   CLASS A     CLASS B     CLASS C
                                   --------    --------    --------
             California Fund......      1.08%       1.85%       1.85%
             Massachusetts Fund...      1.32%       2.09%       2.11%
             Missouri Fund........      1.22%       1.98%       1.99%
             New York Fund........      1.10%       1.85%       1.85%
             Pennsylvania Fund....      1.00%       1.75%       1.76%

(2) Expense ratios for EVERGREEN CONNECTICUT MUNICIPAL BOND FUND are estimated for the period ending March 31, 1999 and reflect the waiver of investment advisory fees. Absent such waivers, the Fund's Total Operating Expenses are estimated to be:

                                               TOTAL FUND
                                           OPERATING EXPENSES
                                            (WITHOUT WAIVERS)
                                           --------------------
                                            CLASS A    CLASS B
                                           ---------  ---------
             Connecticut Fund.............      1.15%      1.87%

(3) Expense ratios are estimated for the fiscal year ending March 31, 1999, and reflect the reimbursement or waiver of certain expenses by the Fund's investment adviser and distributor. Absent such reimbursements Total Operating Expenses are estimated to be 1.04% and 1.77% of average daily net assets of Class A and Class B shares, respectively.

-------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------

     The following tables contain important financial information relating to each of the Funds and have been audited by KPMG Peat Marwick LLP, the Funds' independent auditor of the Funds. The information in the table for EVERGREEN NEW JERSEY TAX FREE INCOME FUND for the year ended February 28, 1993, and the period July 16, 1991 to February 29, 1992, was audited by other auditors. The tables appear in the Funds' Annual Report and should be read in conjunction with the Funds' financial statements and related notes, which also appear, together with the independent auditors' report, in the Funds' Annual Report. The Funds' financial statements, related notes, and independent auditors' report thereon are incorporated by reference into the SAI. Additional information about the Funds' performance is contained in the Funds' Annual Report, which will be made available upon request and without charge.

(For a share outstanding throughout each year)

EVERGREEN CALIFORNIA TAX FREE FUND -- CLASS A SHARES

                                                                    FEBRUARY 1, 1994
                                     FOUR MONTHS   YEAR ENDED       (COMMENCEMENT OF
                          YEAR ENDED    ENDED     NOVEMBER 30,    CLASS OPERATIONS) TO
                          MARCH 31,   MARCH 31,   --------------      NOVEMBER 30,
                             1998       1997*      1996    1995           1994
                          ---------- -----------  ------  ------  --------------------
NET ASSET VALUE
 BEGINNING OF YEAR......     $9.44      $9.73      $9.86   $8.70         $10.00
                            ------     ------     ------  ------         ------
Income from investment
 operations
 Net investment income..      0.45       0.16       0.48    0.49           0.44
 Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts.....      0.53      (0.28)     (0.11)   1.17          (1.30)
                            ------     ------     ------  ------         ------
Total from investment
 operations.............      0.98      (0.12)      0.37    1.66          (0.86)
                            ------     ------     ------  ------         ------
Less distributions from
 Net investment income..     (0.44)     (0.16)     (0.48)  (0.47)         (0.44)
 In excess of net
  investment income.....         0      (0.01)     (0.02)  (0.03)             0
                            ------     ------     ------  ------         ------
Total distributions.....     (0.44)     (0.17)     (0.50)  (0.50)         (0.44)
                            ------     ------     ------  ------         ------
Net asset value end of
 year...................     $9.98      $9.44      $9.73   $9.86          $8.70
                            ======     ======     ======  ======         ======
TOTAL RETURN(B).........    10.55%     (1.29%)     3.99%  19.63%         (8.78%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses...............     0.78%      0.77%(a)   0.77%   0.72%          0.41%(a)
 Expenses excluding
  indirectly paid
  expenses..............     0.78%      0.75%(a)   0.75%   0.69%             --
 Expenses excluding
  waivers and/or
  reimbursements........     1.03%      1.24%(a)   1.19%   1.31%          1.66%(a)
 Net investment income..     4.60%      4.91%(a)   5.06%   5.37%          5.53%(a)
Portfolio turnover
 rate...................       74%        39%       120%    119%           104%
NET ASSETS END OF YEAR
 (THOUSANDS)............    $6,420     $4,192     $4,759  $4,555         $3,006

EVERGREEN CALIFORNIA TAX FREE FUND -- CLASS B SHARES

                                                                     FEBRUARY 1, 1994
                                     FOUR MONTHS    YEAR ENDED       (COMMENCEMENT OF
                          YEAR ENDED    ENDED      NOVEMBER 30,     CLASS OPERATIONS)
                          MARCH 31,   MARCH 31,   ----------------   TO NOVEMBER 30,
                             1998       1997*      1996     1995           1994
                          ---------- -----------  -------  -------  ------------------
NET ASSET VALUE
 BEGINNING OF YEAR......     $9.40       $9.69      $9.82    $8.68        $10.00
                           -------     -------    -------  -------       -------
Income from investment
 operations
 Net investment income..      0.37        0.13       0.41     0.44          0.40
 Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts.....      0.53       (0.28)     (0.11)    1.17         (1.28)
                           -------     -------    -------  -------       -------
Total from investment
 operations.............      0.90       (0.15)      0.30     1.61         (0.88)
                           -------     -------    -------  -------       -------
Less distributions from
 Net investment income..     (0.36)      (0.13)     (0.41)   (0.44)        (0.40)
 In excess of net
  investment income.....         0       (0.01)     (0.02)   (0.03)        (0.04)
                           -------     -------    -------  -------       -------
Total distributions.....     (0.36)      (0.14)     (0.43)   (0.47)        (0.44)
                           -------     -------    -------  -------       -------
Net asset value end of
 year...................     $9.94       $9.40      $9.69    $9.82         $8.68
                           =======     =======    =======  =======       =======
TOTAL RETURN(B).........     9.75%      (1.54%)     3.23%   18.95%        (9.00%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses...............     1.52%       1.52%(a)   1.52%    1.48%         1.16%(a)
 Expenses excluding
  indirectly paid
  expenses..............     1.52%       1.50%(a)   1.50%    1.45%            --
 Expenses excluding
  waivers and/or
  reimbursements........     1.77%       1.99%(a)   1.94%    2.07%         2.36%(a)
 Net investment income..     3.87%       4.16%(a)   4.31%    4.57%         4.83%(a)
Portfolio turnover
 rate...................       74%         39%       120%     119%          104%
NET ASSETS END OF YEAR
 (THOUSANDS)............   $18,967     $21,794    $22,719  $22,743       $11,415

-------
(a) Annualized.
(b) Excluding applicable sales charges.
 * The Fund changed its fiscal year end from November 30 to March 31.

(For a share outstanding throughout each year)

EVERGREEN CALIFORNIA TAX FREE FUND -- CLASS C SHARES

                                                                  FEBRUARY 1, 1994
                                     FOUR MONTHS   YEAR ENDED     (COMMENCEMENT OF
                          YEAR ENDED    ENDED     NOVEMBER 30,    CLASS OPERATIONS)
                          MARCH 31,   MARCH 31,   --------------   TO NOVEMBER 30,
                             1998       1997*      1996    1995         1994
                          ---------- -----------  ------  ------  -----------------
NET ASSET VALUE
 BEGINNING OF YEAR......     $9.38      $9.68      $9.80   $8.68       $10.00
                            ------     ------     ------  ------       ------
Income from investment
 operations
 Net investment income..      0.37       0.14       0.41    0.43         0.39
 Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts.....      0.53      (0.30)     (0.10)   1.15        (1.29)
                            ------     ------     ------  ------       ------
Total from investment
 operations.............      0.90      (0.16)      0.31    1.58        (0.90)
                            ------     ------     ------  ------       ------
Less distributions from
 Net investment income..     (0.36)     (0.13)     (0.41)  (0.43)       (0.39)
 In excess of net
  investment income.....         0      (0.01)     (0.02)  (0.03)       (0.03)
                            ------     ------     ------  ------       ------
Total distributions.....     (0.36)     (0.14)     (0.43)  (0.46)       (0.42)
                            ------     ------     ------  ------       ------
Net asset value end of
 year...................     $9.92      $9.38      $9.68   $9.80        $8.68
                            ======     ======     ======  ======       ======
TOTAL RETURN(B).........     9.77%     (1.64%)     3.34%  18.69%       (9.08%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses...............     1.52%      1.52%(a)   1.52%   1.49%        1.16%(a)
 Expenses excluding
  indirectly paid
  expenses..............     1.52%      1.50%(a)   1.50%   1.46%           --
 Expenses excluding
  waivers and/or
  reimbursements........     1.77%      1.99%(a)   1.94%   2.07%        2.38%(a)
 Net investment income..     3.87%      4.16%(a)   4.31%   4.51%        4.96%(a)
Portfolio turnover
 rate...................       74%        39%       120%    119%         104%
NET ASSETS END OF YEAR
 (THOUSANDS)............    $1,735     $1,849     $1,521  $1,535         $624

-------

(a) Annualized.

(b) Excluding applicable sales charges.

 * The Fund changed its fiscal year end from November 30 to March 31.

EVERGREEN MASSACHUSETTS TAX FREE FUND -- CLASS A SHARES

                                                               FEBRUARY 4, 1994
                                                               (COMMENCEMENT OF
                                  YEAR ENDED MARCH 31,         CLASS OPERATIONS)
                               ------------------------------    TO MARCH 31,
                                1998    1997    1996    1995         1994
                               ------  ------  ------  ------  -----------------
NET ASSET VALUE BEGINNING OF
 YEAR........................   $9.23   $9.29   $9.19   $9.17       $10.00
                               ------  ------  ------  ------       ------
Income from investment
 operations
 Net investment income.......    0.45    0.47    0.51    0.53         0.08
 Net realized and unrealized
  gain (loss) on investments
  and futures contracts......    0.50   (0.03)   0.09    0.02        (0.82)
                               ------  ------  ------  ------       ------
Total from investment
 operations..................    0.95    0.44    0.60    0.55        (0.74)
                               ------  ------  ------  ------       ------
Less distributions from
 Net investment income.......   (0.42)  (0.47)  (0.48)  (0.53)       (0.08)
 In excess of net investment
  income.....................       0   (0.03)  (0.02)      0        (0.01)
                               ------  ------  ------  ------       ------
Total distributions..........   (0.42)  (0.50)  (0.50)  (0.53)       (0.09)
Net asset value end of year..   $9.76   $9.23   $9.29   $9.19        $9.17
                               ======  ======  ======  ======       ======
TOTAL RETURN(B)..............  10.50%   4.92%   6.64%   6.23%       (7.40%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets
 Expenses....................   0.77%   0.76%   0.75%   0.46%        0.35%(a)
 Expenses excluding
  indirectly paid expenses...   0.77%   0.75%   0.74%      --           --
 Expenses excluding waivers
  and/or reimbursements......   1.26%   1.58%   1.59%   1.93%        3.22%(a)
 Net investment income.......   4.64%   5.19%   5.36%   5.90%        5.07%(a)
Portfolio turnover rate......     97%    110%    165%     77%           7%
NET ASSETS END OF YEAR
 (THOUSANDS).................  $2,076  $2,063  $1,786  $1,974       $1,472

-------
(a) Annualized.
(b) Excluding applicable sales charges.

(For a share outstanding throughout each year)

EVERGREEN MASSACHUSETTS TAX FREE FUND -- CLASS B SHARES

                                                             FEBRUARY 4, 1994
                                                             (COMMENCEMENT OF
                              YEAR ENDED MARCH 31,         CLASS OPERATIONS) TO
                           ------------------------------       MARCH 31,
                            1998    1997    1996    1995           1994
                           ------  ------  ------  ------  --------------------
NET ASSET VALUE BEGINNING
 OF YEAR..................  $9.17   $9.22   $9.15   $9.19         $10.00
                           ------  ------  ------  ------         ------
Income from investment
 operations
 Net investment income....   0.36    0.41    0.43    0.48           0.08
 Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts.......   0.51   (0.03)   0.09   (0.01)         (0.80)
                           ------  ------  ------  ------         ------
Total from investment
 operations...............   0.87    0.38    0.52    0.47          (0.72)
                           ------  ------  ------  ------         ------
Less distributions from
 Net investment income....  (0.35)  (0.41)  (0.43)  (0.47)         (0.07)
 In excess of net
  investment income.......      0   (0.02)  (0.02)  (0.04)         (0.02)
                           ------  ------  ------  ------         ------
Total distributions.......  (0.35)  (0.43)  (0.45)  (0.51)         (0.09)
                           ------  ------  ------  ------         ------
Net asset value end of
 year.....................  $9.69   $9.17   $9.22   $9.15          $9.19
                           ======  ======  ======  ======         ======
TOTAL RETURN(B)...........  9.60%   4.25%   5.77%   5.41%         (7.20%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses.................  1.52%   1.51%   1.49%   1.24%          1.10%(a)
 Expenses excluding
  indirectly paid
  expenses................  1.52%   1.50%   1.48%      --             --
 Expenses excluding
  waivers and/or
  reimbursements..........  2.01%   2.35%   2.38%   2.68%          4.60%(a)
 Net investment income....  3.89%   4.45%   4.60%   5.15%          3.23%(a)
Portfolio turnover rate...    97%    110%    165%     77%             7%
NET ASSETS END OF YEAR
 (THOUSANDS).............. $6,384  $7,803  $7,274  $6,169         $1,817

EVERGREEN MASSACHUSETTS TAX FREE FUND -- CLASS C SHARES

                                                             FEBRUARY 4, 1994
                                                             (COMMENCEMENT OF
                              YEAR ENDED MARCH 31,         CLASS OPERATIONS) TO
                           ------------------------------       MARCH 31,
                            1998    1997    1996    1995           1994
                           ------  ------  ------  ------  --------------------
NET ASSET VALUE BEGINNING
 OF YEAR..................  $9.16   $9.22   $9.14   $9.19         $10.00
                           ------  ------  ------  ------         ------
Income from investment
 operations
 Net investment income....   0.36    0.41    0.43    0.48           0.08
 Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts.......   0.51   (0.04)   0.10   (0.02)         (0.80)
                           ------  ------  ------  ------         ------
Total from investment
 operations...............   0.87    0.37    0.53    0.46          (0.72)
                           ------  ------  ------  ------         ------
Less distributions from
 Net investment income....  (0.35)  (0.41)  (0.43)  (0.47)         (0.07)
 In excess of net
  investment income.......      0   (0.02)  (0.02)  (0.04)         (0.02)
                           ------  ------  ------  ------         ------
Total distributions.......  (0.35)  (0.43)  (0.45)  (0.51)         (0.09)
                           ------  ------  ------  ------         ------
Net asset value end of
 year.....................  $9.68   $9.16   $9.22   $9.14          $9.19
                           ======  ======  ======  ======         ======
TOTAL RETURN(B)...........  9.62%   4.14%   5.89%   5.20%         (7.21%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses.................  1.54%   1.51%   1.49%   1.23%          1.10%(a)
 Expenses excluding
  indirectly paid
  expenses................  1.53%   1.50%   1.48%      --             --
 Expenses excluding
  waivers and/or
  reimbursements..........  2.02%   2.36%   2.39%   2.68%          4.91%(a)
 Net investment income....  3.94%   4.46%   4.60%   5.11%          4.28%(a)
Portfolio turnover rate...    97%    110%    165%     77%             7%
NET ASSETS END OF YEAR
 (THOUSANDS).............. $1,639  $2,066  $2,303  $1,971           $369

-------
(a) Annualized.
(b) Excluding applicable sales charges.

(For a share outstanding throughout each year)

EVERGREEN MISSOURI TAX FREE FUND -- CLASS A SHARES

                                                                    FEBRUARY 1, 1994
                                     FOUR MONTHS   YEAR ENDED       (COMMENCEMENT OF
                          YEAR ENDED    ENDED     NOVEMBER 30,    CLASS OPERATIONS) TO
                          MARCH 31,   MARCH 31,   --------------      NOVEMBER 30,
                             1998       1997*      1996    1995           1994
                          ---------- -----------  ------  ------  --------------------
NET ASSET VALUE
 BEGINNING OF YEAR......     $9.64      $9.86      $9.91   $8.72         $10.00
                            ------     ------     ------  ------         ------
Income from investment
 operations
 Net investment income..      0.46       0.16       0.50    0.50           0.44
 Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts.....      0.58      (0.22)     (0.06)   1.19          (1.28)
                            ------     ------     ------  ------         ------
Total from investment
 operations.............      1.04      (0.06)      0.44    1.69          (0.84)
                            ------     ------     ------  ------         ------
Less distributions from
 Net investment income..     (0.47)     (0.16)     (0.47)  (0.47)         (0.44)
 In excess of net
  investment income.....         0          0(c)   (0.02)  (0.03)             0(c)
                            ------     ------     ------  ------         ------
Total distributions.....     (0.47)     (0.16)     (0.49)  (0.50)         (0.44)
                            ------     ------     ------  ------         ------
Net asset value end of
 year...................    $10.21      $9.64      $9.86   $9.91          $8.72
                            ======     ======     ======  ======         ======
TOTAL RETURN(B).........    11.01%     (0.57%)     4.66%  19.86%         (8.55%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses...............     0.78%      0.76%(a)   0.76%   0.72%          0.43%(a)
 Expenses excluding
  indirectly paid
  expenses..............     0.78%      0.75%(a)   0.75%   0.69%             --
 Expenses excluding
  waivers and/or
  reimbursements........     1.16%      1.31%(a)   1.22%   1.32%          1.54%(a)
 Net investment income..     4.83%      5.05%(a)   4.93%   5.26%          5.38%(a)
Portfolio turnover
 rate...................       42%        12%       126%     74%            25%
NET ASSETS END OF YEAR
 (THOUSANDS)............    $4,897     $2,627     $2,610  $4,848         $3,581

EVERGREEN MISSOURI TAX FREE FUND -- CLASS B SHARES

                                                                      FEBRUARY 1, 1994
                                     FOUR MONTHS    YEAR ENDED        (COMMENCEMENT OF
                          YEAR ENDED    ENDED      NOVEMBER 30,     CLASS OPERATIONS) TO
                          MARCH 31,   MARCH 31,   ----------------      NOVEMBER 30,
                             1998       1997*      1996     1995            1994
                          ---------- -----------  -------  -------  --------------------
NET ASSET VALUE
 BEGINNING OF YEAR......     $9.52       $9.74      $9.80    $8.67         $10.00
                           -------     -------    -------  -------        -------
Income from investment
 operations
 Net investment income..      0.40        0.13       0.40     0.44           0.40
 Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts.....      0.56       (0.21)     (0.04)    1.15          (1.29)
                           -------     -------    -------  -------        -------
Total from investment
 operations.............      0.96       (0.08)      0.36     1.59          (0.89)
                           -------     -------    -------  -------        -------
Less distributions from
 Net investment income..     (0.39)      (0.14)     (0.40)   (0.43)         (0.40)
 In excess of net
  investment income.....         0           0(c)   (0.02)   (0.03)         (0.04)
                           -------     -------    -------  -------        -------
Total distributions.....     (0.39)      (0.14)     (0.42)   (0.46)         (0.44)
                           -------     -------    -------  -------        -------
Net asset value end of
 year...................    $10.09       $9.52      $9.74    $9.80          $8.67
                           =======     =======    =======  =======        =======
TOTAL RETURN(B).........    10.26%      (0.83%)     3.83%   18.79%         (9.06%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses...............     1.53%       1.51%(a)   1.52%    1.47%          1.16%(a)
 Expenses excluding
  indirectly paid
  expenses..............     1.52%       1.50%(a)   1.50%    1.44%             --
 Expenses excluding
  waivers and/or
  reimbursements........     1.90%       2.06%(a)   2.00%    2.08%          2.49%(a)
 Net investment income..     4.12%       4.31%(a)   4.20%    4.56%          4.70%(a)
Portfolio turnover
 rate...................       42%         12%       126%      74%            25%
NET ASSETS END OF YEAR
 (THOUSANDS)............   $19,552     $20,127    $21,925  $21,231        $12,906

-------
(a) Annualized.
(b) Excluding applicable sales charges.
(c) Amount represents less than $0.01 per share.
 * The Fund changed its fiscal year end from November 30 to March 31.

(For a share outstanding throughout each year)

EVERGREEN MISSOURI TAX FREE FUND -- CLASS C SHARES

                                                                    FEBRUARY 1, 1994
                                     FOUR MONTHS   YEAR ENDED       (COMMENCEMENT OF
                          YEAR ENDED    ENDED     NOVEMBER 30,    CLASS OPERATIONS) TO
                          MARCH 31,   MARCH 31,   --------------      NOVEMBER 30,
                             1998       1997*      1996    1995           1994
                          ---------- -----------  ------  ------  --------------------
NET ASSET VALUE
 BEGINNING OF YEAR......     $9.52      $9.73      $9.79   $8.66         $10.00
                            ------     ------     ------  ------         ------
Income from investment
 operations
 Net investment income..      0.38       0.13       0.39    0.43           0.39
 Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts.....      0.57      (0.20)     (0.03)   1.16          (1.29)
                            ------     ------     ------  ------         ------
Total from investment
 operations.............      0.95      (0.07)      0.36    1.59          (0.90)
                            ------     ------     ------  ------         ------
Less distributions from
 Net investment income..     (0.39)     (0.14)     (0.40)  (0.43)         (0.39)
 In excess of net
  investment income.....         0          0(c)   (0.02)  (0.03)         (0.05)
                            ------     ------     ------  ------         ------
Total distributions.....     (0.39)     (0.14)     (0.42)  (0.46)         (0.44)
                            ------     ------     ------  ------         ------
Net asset value end of
 year...................    $10.08      $9.52      $9.73   $9.79         $ 8.66
                            ======     ======     ======  ======         ======
TOTAL RETURN(B).........    10.15%     (0.73%)     3.83%  18.78%         (9.25%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses...............     1.52%      1.51%(a)   1.52%   1.46%          1.15%(a)
 Expenses excluding
  indirectly paid
  expenses..............     1.51%      1.50%(a)   1.50%   1.44%             --
 Expenses excluding
  waivers and/or
  reimbursements........     1.90%      2.06%(a)   1.99%   2.07%          2.60%(a)
 Net investment income..     4.10%      4.30%(a)   4.18%   4.56%          4.72%(a)
Portfolio turnover
 rate...................       42%        12%       126%     74%            25%
NET ASSETS END OF YEAR
 (THOUSANDS)............      $990     $1,306     $1,387  $1,788         $1,045

-------

(a) Annualized.

(b) Excluding applicable sales charges.

(c) Amount represents less than $0.01 per share.

 * The Fund changed its fiscal year end from November 30 to March 31.

EVERGREEN NEW YORK TAX FREE FUND -- CLASS A SHARES

                                                             FEBRUARY 4, 1994
                                                             (COMMENCEMENT OF
                              YEAR ENDED MARCH 31,         CLASS OPERATIONS) TO
                           ------------------------------       MARCH 31,
                            1998    1997    1996    1995           1994
                           ------  ------  ------  ------  --------------------
NET ASSET VALUE BEGINNING
 OF YEAR..................  $9.64   $9.67   $9.44   $9.32         $10.00
                           ------  ------  ------  ------         ------
Income from investment
 operations
 Net investment income....   0.48    0.49    0.48    0.52           0.09
 Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts.......   0.52   (0.03)   0.24    0.12          (0.68)
                           ------  ------  ------  ------         ------
Total from investment
 operations...............   1.00    0.46    0.72    0.64          (0.59)
                           ------  ------  ------  ------         ------
Less distributions from
 Net investment income....  (0.46)  (0.48)  (0.47)  (0.52)         (0.08)
 In excess of net
  investment income.......      0   (0.01)  (0.02)      0          (0.01)
 Net realized gain on
  investments.............  (0.06)      0       0       0              0
                           ------  ------  ------  ------         ------
Total distributions.......  (0.52)  (0.49)  (0.49)  (0.52)         (0.09)
                           ------  ------  ------  ------         ------
Net asset value end of
 year..................... $10.12   $9.64   $9.67   $9.44          $9.32
                           ======  ======  ======  ======         ======
TOTAL RETURN(B)........... 10.56%   4.87%   7.73%   7.08%         (5.91%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses.................  0.77%   0.76%   0.75%   0.50%          0.35%(a)
 Expenses excluding
  indirectly paid
  expenses................  0.77%   0.75%   0.74%      --             --
 Expenses excluding
  waivers and/or
  reimbursements..........  1.01%   1.19%   1.31%   1.59%          4.44%(a)
 Net investment income....  4.78%   5.00%   4.95%   5.48%          3.85%(a)
Portfolio turnover rate...    41%     62%     53%     77%            14%
NET ASSETS END OF YEAR
 (THOUSANDS).............. $3,559  $3,693  $3,947  $3,323           $680

-------

(a) Annualized.

(b) Excluding applicable sales charges.

(For a share outstanding throughout each year)

EVERGREEN NEW YORK TAX FREE FUND -- CLASS B SHARES

                                                                FEBRUARY 4, 1994
                                                                (COMMENCEMENT OF
                               YEAR ENDED MARCH 31,           CLASS OPERATIONS) TO
                          ----------------------------------       MARCH 31,
                           1998     1997     1996     1995            1994
                          -------  -------  -------  -------  --------------------
NET ASSET VALUE
 BEGINNING OF YEAR......    $9.55    $9.59    $9.38    $9.32         $10.00
                          -------  -------  -------  -------         ------
Income from investment
 operations
 Net investment income..     0.40     0.41     0.41     0.47           0.08
 Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts.....     0.52    (0.03)    0.24     0.09          (0.67)
                          -------  -------  -------  -------         ------
Total from investment
 operations.............     0.92     0.38     0.65     0.56          (0.59)
                          -------  -------  -------  -------         ------
Less distributions from
 Net investment income..    (0.38)   (0.41)   (0.42)   (0.45)         (0.06)
 In excess of net
  investment income.....        0    (0.01)   (0.02)   (0.05)         (0.03)
 Net realized gain on
  investments...........    (0.06)       0        0        0              0
                          -------  -------  -------  -------         ------
Total distributions.....    (0.44)   (0.42)   (0.44)   (0.50)         (0.09)
                          -------  -------  -------  -------         ------
Net asset value end of
 year...................   $10.03    $9.55    $9.59    $9.38          $9.32
                          =======  =======  =======  =======         ======
TOTAL RETURN(B).........    9.80%    4.03%    7.02%    6.28%         (5.91%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses...............    1.52%    1.51%    1.50%    1.25%          1.10%(a)
 Expenses excluding
  indirectly paid
  expenses..............    1.52%    1.50%    1.49%       --             --
 Expenses excluding
  waivers and/or
  reimbursements........    1.76%    1.94%    2.05%    2.35%          5.60%(a)
 Net investment income..    4.04%    4.25%    4.19%    4.78%          3.01%(a)
Portfolio turnover
 rate...................      41%      62%      53%      77%            14%
NET ASSETS END OF YEAR
 (THOUSANDS)............  $17,245  $19,064  $17,151  $11,907         $2,276

EVERGREEN NEW YORK TAX FREE FUND -- CLASS C SHARES

                                                             FEBRUARY 4, 1994
                                                             (COMMENCEMENT OF
                              YEAR ENDED MARCH 31,         CLASS OPERATIONS) TO
                           ------------------------------       MARCH 31,
                            1998    1997    1996    1995           1994
                           ------  ------  ------  ------  --------------------
NET ASSET VALUE BEGINNING
 OF YEAR..................  $9.55   $9.58   $9.37   $9.31         $10.00
                           ------  ------  ------  ------         ------
Income from investment
 operations
 Net investment income....   0.39    0.40    0.41    0.48           0.07
 Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts.......   0.52   (0.01)   0.24    0.07          (0.67)
                           ------  ------  ------  ------         ------
Total from investment
 operations...............   0.91    0.39    0.65    0.55          (0.60)
                           ------  ------  ------  ------         ------
Less distributions from
 Net investment income....  (0.38)  (0.41)  (0.42)  (0.46)         (0.07)
 In excess of net
  investment income.......      0   (0.01)  (0.02)  (0.03)         (0.02)
 Net realized gain on
  investments.............  (0.06)      0       0       0              0
                           ------  ------  ------  ------         ------
Total distributions.......  (0.44)  (0.42)  (0.44)  (0.49)         (0.09)
                           ------  ------  ------  ------         ------
Net asset value end of
 year..................... $10.02   $9.55   $9.58   $9.37          $9.31
                           ======  ======  ======  ======         ======
TOTAL RETURN(B)             9.69%   4.14%   7.02%   6.18%         (6.02%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses.................  1.52%   1.51%   1.50%   1.26%          1.10%(a)
 Expenses excluding
  indirectly paid
  expenses................  1.52%   1.50%   1.48%      --             --
 Expenses excluding
  waivers and/or
  reimbursements..........  1.77%   1.93%   2.07%   2.32%          5.13%(a)
 Net investment income....  4.05%   4.25%   4.24%   4.88%          3.71%(a)
Portfolio turnover rate...    41%     62%     53%     77%            14%
NET ASSETS END OF YEAR
 (THOUSANDS).............. $1,465  $1,871  $2,296  $2,890           $255

-------
(a) Annualized.
(b) Excluding applicable sales charges.

(For a share outstanding throughout each year)

EVERGREEN PENNSYLVANIA TAX FREE FUND -- CLASS A SHARES

                                                                                          DECEMBER 27, 1990
                                                                                           (COMMENCEMENT OF
                                           YEAR ENDED MARCH 31,                          CLASS OPERATIONS) TO
                          -------------------------------------------------------------       MARCH 31,
                           1998     1997     1996     1995     1994     1993     1992            1991
                          -------  -------  -------  -------  -------  -------  -------  --------------------
NET ASSET VALUE
 BEGINNING OF YEAR......   $11.14   $11.15   $10.91   $11.01   $11.42   $10.71   $10.25         $10.00
                          -------  -------  -------  -------  -------  -------  -------         ------
Income from investment
 operations
 Net investment income..     0.55     0.59     0.60     0.61     0.62     0.63     0.74           0.18
 Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts.....     0.55    (0.01)    0.23    (0.09)   (0.30)    0.75     0.46           0.25
                          -------  -------  -------  -------  -------  -------  -------         ------
Total from investment
 operations.............     1.10     0.58     0.83     0.52     0.32     1.38     1.20           0.43
                          -------  -------  -------  -------  -------  -------  -------         ------
Less distributions from
 Net investment income..    (0.54)   (0.59)   (0.57)   (0.61)   (0.62)   (0.63)   (0.74)         (0.18)
 In excess of net
  investment income.....        0        0    (0.02)   (0.01)   (0.04)   (0.02)       0              0
 Net realized gain on
  investments...........        0        0        0        0    (0.06)   (0.02)       0              0
 In excess of net
  realized gain on
  investments...........        0        0        0        0    (0.01)       0        0              0
                          -------  -------  -------  -------  -------  -------  -------         ------
Total distributions.....    (0.54)   (0.59)   (0.59)   (0.62)   (0.73)   (0.67)   (0.74)         (0.18)
                          -------  -------  -------  -------  -------  -------  -------         ------
Net asset value end of
 year...................   $11.70   $11.14   $11.15   $10.91   $11.01   $11.42   $10.71         $10.25
                          =======  =======  =======  =======  =======  =======  =======         ======
TOTAL RETURN(B).........   10.02%    5.30%    7.66%    4.91%    2.58%   13.30%   12.07%          4.37%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses...............    0.76%    0.76%    0.76%    0.75%    0.75%    0.68%    0.65%          0.65%(a)
 Expenses excluding
  indirectly paid
  expenses..............    0.76%    0.75%    0.75%       --       --       --       --             --
 Expenses excluding
  waivers and/or
  reimbursements........    0.96%    0.99%    0.99%    1.05%    1.06%    1.16%    1.68%          3.19%(a)
 Net investment income..    4.79%    5.26%    5.29%    5.65%    5.27%    5.66%    6.92%          6.84%(a)
Portfolio turnover
 rate...................      54%      84%      55%      97%      37%      20%      13%             8%
NET ASSETS END OF YEAR
 (THOUSANDS)............  $24,119  $24,535  $28,710  $30,450  $30,560  $35,502  $12,914         $2,979

EVERGREEN PENNSYLVANIA TAX FREE FUND -- CLASS B SHARES

                                                                         FEBRUARY 1, 1993
                                                                         (COMMENCEMENT OF
                                   YEAR ENDED MARCH 31,                CLASS OPERATIONS) TO
                          -------------------------------------------       MARCH 31,
                           1998     1997     1996     1995     1994            1993
                          -------  -------  -------  -------  -------  --------------------
NET ASSET VALUE
 BEGINNING OF YEAR......   $10.99   $11.00   $10.81   $10.98   $11.42         $11.20
                          -------  -------  -------  -------  -------         ------
Income from investment
 operations
 Net investment income..     0.46     0.49     0.51     0.54     0.56           0.08
 Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts.....     0.54    (0.01)    0.22    (0.10)   (0.34)          0.24
                          -------  -------  -------  -------  -------         ------
Total from investment
 operations.............     1.00     0.48     0.73     0.44     0.22           0.32
                          -------  -------  -------  -------  -------         ------
Less distributions from
 Net investment income..    (0.44)   (0.49)   (0.52)   (0.53)   (0.52)         (0.08)
 In excess of net
  investment income.....        0        0    (0.02)   (0.08)   (0.07)         (0.02)
 Net realized gain on
  investments...........        0        0        0        0    (0.03)             0
 In excess of net
  realized gain on
  investments...........        0        0        0        0    (0.04)             0
                          -------  -------  -------  -------  -------         ------
Total distributions.....    (0.44)   (0.49)   (0.54)   (0.61)   (0.66)         (0.10)
                          -------  -------  -------  -------  -------         ------
Net asset value end of
 year...................   $11.55   $10.99   $11.00   $10.81   $10.98         $11.42
                          =======  =======  =======  =======  =======         ======
TOTAL RETURN(B).........    9.27%    4.50%    6.84%    4.15%    1.70%          2.82%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses...............    1.52%    1.51%    1.48%    1.50%    1.50%          1.50%(a)
 Expenses excluding
  indirectly paid
  expenses..............    1.51%    1.50%    1.47%       --       --             --
 Expenses excluding
  waivers and/or
  reimbursements........    1.71%    1.74%    1.74%    1.80%    1.81%          1.69%(a)
 Net investment income..    4.04%    4.50%    4.55%    4.89%    4.32%          3.44%(a)
Portfolio turnover
 rate...................      54%      84%      55%      97%      37%            20%
NET ASSETS END OF YEAR
 (THOUSANDS)............  $37,036  $37,215  $37,719  $30,657  $21,958         $2,543

-------
(a) Annualized.
(b) Excluding applicable sales charges.

(For a share outstanding throughout each year)

EVERGREEN PENNSYLVANIA TAX FREE FUND -- CLASS C SHARES

                                                                    FEBRUARY 1, 1993
                                                                    (COMMENCEMENT OF
                                 YEAR ENDED MARCH 31,             CLASS OPERATIONS) TO
                          --------------------------------------       MARCH 31,
                           1998    1997    1996    1995    1994           1993
                          ------  ------  ------  ------  ------  --------------------
NET ASSET VALUE
 BEGINNING OF YEAR......  $11.02  $11.03  $10.83  $11.00  $11.42         $11.20
                          ------  ------  ------  ------  ------         ------
Income from investment
 operations
 Net investment income..    0.45    0.47    0.51    0.53    0.54           0.07
 Net realized and
  unrealized gain (loss)
  on investments and
  futures contracts.....    0.57    0.01    0.23   (0.10)  (0.32)          0.24
                          ------  ------  ------  ------  ------         ------
Total from investment
 operations.............    1.02    0.48    0.74    0.43    0.22           0.31
                          ------  ------  ------  ------  ------         ------
Less distributions from
 Net investment income..   (0.45)  (0.49)  (0.52)  (0.53)  (0.52)         (0.07)
 In excess of net
  investment income.....       0       0   (0.02)  (0.07)  (0.05)         (0.02)
 Net realized gain on
  investments...........       0       0       0       0   (0.03)             0
 In excess of net
  realized gain on
  investments...........       0       0       0       0   (0.04)             0
                          ------  ------  ------  ------  ------         ------
Total distributions.....   (0.45)  (0.49)  (0.54)  (0.60)  (0.64)         (0.09)
                          ------  ------  ------  ------  ------         ------
Net asset value end of
 year...................  $11.59  $11.02  $11.03  $10.83  $11.00         $11.42
                          ======  ======  ======  ======  ======         ======
TOTAL RETURN(B).........   9.34%   4.49%   6.92%   4.05%   1.78%          2.81%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses...............   1.52%   1.51%   1.48%   1.50%   1.50%          1.50%(a)
 Expenses excluding
  indirectly paid
  expenses..............   1.51%   1.50%   1.47%      --      --             --
 Expenses excluding
  waivers and/or
  reimbursements........   1.71%   1.74%   1.74%   1.80%   1.90%          1.60%(a)
 Net investment income..   4.05%   4.52%   4.57%   4.90%   4.33%          2.50%(a)
Portfolio turnover
 rate...................     54%     84%     55%     97%     37%            20%
NET ASSETS END OF YEAR
 (THOUSANDS)............  $6,414  $6,830  $9,675  $9,559  $9,385           $952

-------

(a) Annualized.
(b) Excluding applicable sales charges.

EVERGREEN CONNECTICUT MUNICIPAL BOND FUND -- CLASS A SHARES

                                                               DECEMBER 30, 1997
                                                               (COMMENCEMENT OF
                                                               CLASS OPERATIONS)
                                                                    THROUGH
                                                                MARCH 31, 1998
                                                               -----------------
NET ASSET VALUE BEGINNING OF PERIOD...........................       $6.40
                                                                     -----
Income from investment operations
 Net investment income........................................        0.07
 Net realized and unrealized loss on investments..............       (0.02)
                                                                     -----
Total from investment operations..............................        0.05
                                                                     -----
Less distributions from
 Net investment income........................................       (0.07)
                                                                     -----
Net asset value end of period.................................       $6.38
                                                                     =====
TOTAL RETURN(B)...............................................       0.77%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets
 Total expenses...............................................       0.86%(a)
 Total expenses excluding indirectly paid expenses............       0.85%(a)
 Total expenses excluding waivers and/or reimbursement........       1.13%(a)
 Net investment income........................................       4.38%(a)
Portfolio turnover rate.......................................         17%
NET ASSETS END OF PERIOD (THOUSANDS)..........................        $146

-------
(a) Annualized.
(b) Excluding applicable sales charges.

(For a share outstanding throughout the period)

EVERGREEN CONNECTICUT MUNICIPAL BOND FUND -- CLASS B SHARES

                                                                JANUARY 9, 1998
                                                               (COMMENCEMENT OF
                                                               CLASS OPERATIONS)
                                                                    THROUGH
                                                                MARCH 31, 1998
                                                               -----------------
NET ASSET VALUE BEGINNING OF PERIOD...........................       $6.44
                                                                    ------
Income from investment operations
 Net investment income........................................        0.05
 Net realized and unrealized loss on investments..............       (0.06)
                                                                    ------
Total from investment operations..............................       (0.01)
                                                                    ------
Less distributions from net investment income.................       (0.05)
                                                                    ------
Net asset value end of period.................................       $6.38
                                                                    ======
TOTAL RETURN(B)...............................................      (0.21%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets
 Total expenses...............................................       1.61%(a)
 Total expenses excluding indirectly paid expenses............       1.60%(a)
 Total expenses excluding waivers and/or reimbursement........       1.89%(a)
 Net investment income........................................       3.36%(a)
Portfolio turnover rate.......................................         17%
NET ASSETS END OF PERIOD (THOUSANDS)..........................        $331

-------

(a) Annualized.
(b) Excluding applicable sales charges.

EVERGREEN NEW JERSEY TAX FREE INCOME FUND -- CLASS A SHARES

                                                                                                          JULY 16, 1991
                                     SEVEN MONTHS  SIX MONTHS                                           (COMMENCEMENT OF
                          YEAR ENDED    ENDED        ENDED       YEAR ENDED  YEAR ENDED FEBRUARY 28,    CLASS OPERATIONS)
                          MARCH 31,   MARCH 31,    AUGUST 31,   FEBRUARY 29, -------------------------   TO FEBRUARY 29,
                             1998       1997**       1996*          1996      1995     1994     1993          1992
                          ---------- ------------  ----------   ------------ -------  -------  -------  -----------------
NET ASSET VALUE
 BEGINNING OF YEAR......    $10.74      $10.75       $11.01        $10.53     $10.99   $11.01   $10.22        $10.00
                           -------     -------      -------       -------    -------  -------  -------       -------
Income from investment
 operations
 Net investment income..      0.53        0.31         0.28          0.56       0.57     0.60     0.63          0.38
 Net realized and
  unrealized gain (loss)
  on investments........      0.46       (0.01)       (0.26)         0.48      (0.46)   (0.02)    0.79          0.22
                           -------     -------      -------       -------    -------  -------  -------       -------
Total from investment
 operations.............      0.99        0.30         0.02          1.04       0.11     0.58     1.42          0.60
                           -------     -------      -------       -------    -------  -------  -------       -------
Less distributions from
 Net investment income..     (0.53)      (0.31)       (0.28)        (0.56)     (0.57)   (0.60)   (0.63)        (0.38)
 Net realized gain on
  investments...........     (0.09)          0            0             0          0        0        0             0
                           -------     -------      -------       -------    -------  -------  -------       -------
 Total distributions....     (0.62)      (0.31)       (0.28)        (0.56)     (0.57)   (0.60)   (0.63)        (0.38)
                           -------     -------      -------       -------    -------  -------  -------       -------
Net asset value end of
 year...................    $11.11      $10.74       $10.75        $11.01     $10.53   $10.99   $11.01        $10.22
                           -------     -------      -------       -------    -------  -------  -------       -------
TOTAL RETURN(B).........     9.34%       2.83%        0.19%        10.08%      1.41%    5.30%   14.39%         6.03%
                           =======     =======      =======       =======    =======  =======  =======       =======
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses...............     0.50%       0.44%(a)     0.34%(a)      0.36%      0.25%    0.14%    0.00%         0.01%(a)
 Expenses excluding
  indirectly
  paid expenses.........     0.50%       0.44%(a)        --            --         --       --       --            --
 Expenses excluding
  waivers and/or
  reimbursements........     1.01%       1.13%(a)     1.11%(a)      1.03%      1.04%    1.05%    1.16%         1.20%(a)
 Net investment income..     4.77%       5.02%(a)     5.08%(a)      5.15%      5.52%    5.31%    5.97%         5.89%(a)
Portfolio turnover
 rate...................       37%         15%           0%            4%         8%       2%       5%            5%
NET ASSETS END OF YEAR
 (THOUSANDS)............   $31,614     $31,434      $32,377       $41,762    $34,852  $42,783  $30,863       $13,129

-------
(a) Annualized.
(b) Excluding applicable sales charges.
 * The Fund changed its fiscal year end from February 28 to August 31. ** The Fund changed its fiscal year end from August 31 to March 31.

(For a share outstanding throughout each year)

EVERGREEN NEW JERSEY TAX FREE INCOME FUND -- CLASS B SHARES

                                                               JANUARY 30, 1996
                                      SEVEN MONTHS SIX MONTHS  (COMMENCEMENT OF
                           YEAR ENDED    ENDED       ENDED     CLASS OPERATIONS)
                           MARCH 31,   MARCH 31,   AUGUST 31,   TO FEBRUARY 29,
                              1998       1997**      1996*           1996
                           ---------- ------------ ----------  -----------------
NET ASSET VALUE BEGINNING
 OF YEAR.................   $ 10.74      $10.75      $11.01         $11.08
                            -------      ------      ------         ------
Income from investment
 operations
 Net investment income...      0.43        0.25        0.24           0.05
 Net realized and
  unrealized gain (loss)
  on investments.........      0.46           0       (0.26)         (0.07)
                            -------      ------      ------         ------
Total from investment
 operations..............      0.89        0.25       (0.02)         (0.02)
                            -------      ------      ------         ------
Less distributions from
 Net investment income...     (0.43)      (0.26)      (0.24)         (0.05)
 Net realized gain on
  investments............     (0.09)          0           0              0
                            -------      ------      ------         ------
Total distributions......     (0.52)      (0.26)      (0.24)         (0.05)
                            -------      ------      ------         ------
Net asset value end of
 year....................   $ 11.11      $10.74      $10.75         $11.01
                            =======      ======      ======         ======
TOTAL RETURN (B).........     8.35%       2.29%      (0.20%)        (0.22%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses................     1.41%       1.36%(a)    1.28%(a)       0.31%(a)
 Expenses excluding
  indirectly paid
  expenses...............     1.41%       1.36%(a)       --             --
 Expenses excluding
  waivers and/or
  reimbursements.........     1.76%       1.88%(a)    1.85%(a)       1.66%(a)
 Net investment income...     3.85%       4.07%(a)    4.14%(a)       5.23%(a)
Portfolio turnover rate..       37%         15%          0%             4%
NET ASSETS END OF YEAR
 (THOUSANDS).............   $13,645      $7,847      $2,709         $  186

-------
(a) Annualized.
(b) Excluding applicable sales charges.
 * The Fund changed its fiscal year end from February 28 to August 31. ** The Fund changed its fiscal year end from August 31 to March 31.

-------------------------------------------------------------------------------

                           DESCRIPTION OF THE FUNDS

-------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

     Each Fund's investment objective(s) is nonfundamental; as a result a Fund may change its objective(s) without a shareholder vote. Each Fund has also adopted certain fundamental investment policies which are mainly designed to limit a Fund's exposure to risk. Each Fund's fundamental policies cannot be changed without a shareholder vote. See the SAI for more information regarding the Funds' fundamental investment policies or other related investment policies. There can be no assurance that a Fund's investment objective(s) will be achieved.

     In addition to the investment policies detailed below each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions" below.

     Each Fund, other than EVERGREEN CONNECTICUT MUNICIPAL BOND FUND, seeks the highest possible current income exempt from federal income taxes (including the alternative minimum tax), while preserving capital. These Funds normally invest their assets in accordance with applicable standards issued by the Securities and Exchange Commission ("SEC") concerning investments in tax free securities. The Funds cannot change this policy without shareholder approval. The SEC currently requires the Funds to invest at least 80% of their assets in federally tax exempt municipal securities. Each Fund also invests at least 65% of its assets in municipal obligations that are exempt from income taxes in the state for which the Fund is named. The Funds are permitted to make taxable investments, and may from time to time generate income subject to federal regular income tax.

     In addition, EVERGREEN CALIFORNIA TAX FREE FUND and EVERGREEN NEW YORK TAX FREE FUND will invest at least 80% of their assets in municipal securities that at all times are fully insured as to timely payment of all principal and interest when due ("Insured Securities"). Insurance does not cover against market risk and therefore does not guarantee the market value of the securities in either Fund's portfolio. Similarly, because the net asset value of each Fund's portfolio is based upon the market value of the securities in its portfolio, such insurance does not cover or guarantee the net asset value of the Fund's shares.

     Insured Securities will be covered by at least one of three policies. New issue insurance is obtained by municipal securities issuers, who pay all premiums for such policies in advance. Since new issue insurance remains in effect as long as the securities are outstanding, the insurance may protect the resale value of the Insured Securities. Portfolio insurance remains effective only while a Fund and the issuer are still in business and the Fund still holds the securities described in the policy. The premium on a portfolio insurance policy is a Fund expense. The EVERGREEN CALIFORNIA TAX FREE FUND and the EVERGREEN NEW YORK TAX FREE FUND may also purchase secondary insurance when it believes the potential market value or net proceeds of the sale of a security by a Fund exceeds the current uninsured value of the security plus the cost of such insurance. Premiums for secondary insurance are added to the cost basis of the security and are not Fund expense items.

     EVERGREEN CONNECTICUT MUNICIPAL BOND FUND seeks current income exempt from federal income taxes other than the alternative minimum tax and Connecticut personal income taxes. In addition, the Fund seeks to preserve capital. The Fund normally invests at least 80% of its assets in securities that are exempt from federal income taxes (other than the alternative minimum tax) and at least 65% of its assets in Connecticut municipal obligations. The EVERGREEN CONNECTICUT MUNICIPAL BOND FUND may change either of these policies without shareholder approval.

     Each Fund will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest categories by Standard and Poor's Ratings Group ("S&P") (AAA, AA, A or BBB), by Moody's Investors Service ("Moody's") (Aaa, Aa, A or Baa), by Fitch IBCA, Inc. ("Fitch") (AAA, AA, A or BBB) or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by another nationally recognized statistical ratings organization (an "SRO") or by a Fund's investment adviser. The Funds may invest the remaining 20% of their assets in lower rated bonds, but they will not invest in bonds rated below B.

INVESTMENT PRACTICES AND RESTRICTIONS

Risk Factors. Bond yields are dependent on several factors including market conditions, the size of an offering, the maturity of the bond, ratings of the bond and the ability of issuers to meet their obligations. There is no limit on the maturity of the bonds purchased by a Fund. Because bond prices fluctuate inversely in relation to the direction of interest rates, the prices of longer term bonds fluctuate more widely in response to market interest rate changes. A Fund's concentration in securities issued by a particular state and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities.

     A Fund is not required to dispose of securities that have been downgraded subsequent to their purchase. If the municipal obligations held by a Fund are downgraded (because of adverse economic conditions in the state for which it is named, for example), a Fund's concentration in the state's securities may cause a Fund to be subject to the risks inherent in holding material amounts of low-rated debt securities in its portfolio.

Municipal Securities. The Funds invest in municipal bonds, notes and commercial paper issued by or for states, territories and possessions of the United States ("U.S.") including the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds include fixed, variable or floating rate general obligation and revenue bonds. General obligation bonds are used to support the government's general financial needs and are supported by the full faith and credit of the municipality. General obligation bonds are repaid from the issuer's general unrestricted revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Revenue bonds are used to finance public works and certain private facilities. In contrast to general obligation bonds, revenue bonds are repaid only with the revenue generated by the project financed.

     Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Municipal commercial paper obligations are unsecured promissory notes issued by municipalities to meet short-term credit needs.

     Since the Funds invest primarily in municipal securities, you should be aware of the risks associated with investing in such securities. The values of municipal bonds tend to go up when interest rates go down and vice versa. An issuer's failure to make such payment due to political development or fiscal mismanagement could affect its ability to make prompt payments of interest and principal. Those events could also affect the market value of the security. Moreover, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by a Fund.

Non-Diversification. The Funds are nondiversified portfolios of an investment company and, as such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in a Fund, therefore, will entail greater risk than would exist in an investment in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Each of the Funds intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which requires that at the end of each quarter of each taxable year, with regard to at least 50% of each Fund's total assets, no more than 5% of the total assets may be invested in the securities of a single issuer and that with respect to the remainder of each Fund's total assets, no more than 25% of its total assets are invested in the securities of a single issuer.

Defensive Investments. The Funds may invest up to 20% or, for temporary defensive purposes, up to 100% of their assets in high quality short-term obligations, such as notes, commercial paper, certificates of deposit, bankers' acceptances, bank deposits or U.S. government securities.

Below Investment Grade Bonds. Below investment grade bonds are commonly known as "junk bonds" because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may overreact to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value.

Repurchase Agreements. The Funds may invest in repurchase agreements. Repurchase agreements are agreements by which a Fund purchases a security (usually U.S. government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker/dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Funds' risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Funds to sell the security in the open market in the case of a default. In such a case, the Funds may incur costs in disposing of the security which would increase Fund expenses. Each Fund's investment adviser will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is an agreement by a Fund to sell a security and repurchase it at a specified time and price. A Fund could lose money if the market values of the securities it sold decline below their repurchase prices. Reverse repurchase agreements may be considered a form of borrowing, and, therefore, a form of leverage. Leverage may magnify gains or losses of the Fund.

When-Issued, Delayed-Delivery and Forward Commitment Transactions. Each Fund may enter into transactions whereby it commits to buying a security, but does not pay for or take delivery of the security until some specified date in the future. The values of these securities are subject to market fluctuations during this period and no income accrues to a Fund until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. When entering into these transactions, a Fund relies on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. Each Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objective.

Securities Lending. To generate income and offset expenses, the Funds may lend securities to broker-dealers and other financial institutions. Loans of securities by a Fund may not exceed 33 1/3% of the value of the Fund's total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. Also, the Fund may invest any collateral it receives in additional securities. Gains or losses in the market value of a lent security will affect a Fund and its shareholders. When a Fund lends its securities, it runs the risk that it could not retrieve the securities on a timely basis, possibly losing the opportunity to sell the securities at a desirable price. Also, if the borrower files for bankruptcy or becomes insolvent, a Fund's ability to dispose of the securities may be delayed.

Investing In Securities Of Other Investment Companies. Each Fund may invest in the securities of other investment companies. As a shareholder of another investment company, a Fund would pay its portion of the other investment company's expenses. These expenses would be in addition to the expenses that a Fund currently bears concerning its own operations and may result in some duplication of fees.

Borrowing. Each Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow an additional 5% of its total assets from banks and others. A Fund may only borrow as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

Zero Coupon Debt Securities. A Fund may purchase zero coupon debt securities. These securities do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating their daily dividends, each day a Fund takes into account as income a portion of the difference between these securities' purchase price and their face value. Because they do not pay current income, the prices of zero coupon debt securities can be very volatile when interest rates change. Values of zero coupon securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash.

Securities with Put or Demand Rights. The Funds have the ability to enter into put transactions, sometimes referred to as stand-by commitments, with respect to municipal obligations held in their portfolios or to purchase securities which carry a demand feature or put option which permit a Fund, as holder, to tender them back to the issuer or a third party prior to maturity and receive payment within seven days. Segregated accounts will be maintained by each Fund for all such transactions.

     The amount payable to a Fund by the seller upon its exercise of a put will normally be (i) a Fund's acquisition cost of the securities (excluding any accrued interest which a Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Fund. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

     A Fund's right to exercise a put is unconditional and unqualified. A put is not transferable by a Fund, although a Fund may sell the underlying securities to a third party at any time. Each Fund expects that puts will generally be available without any additional direct or indirect cost. However, if necessary and advisable, a Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available to the same securities). Thus, the aggregate price paid for securities with put rights may be higher than the price that would otherwise be paid.

     The Funds may enter into put transactions only with broker-dealers (in accordance with the rules of the SEC) and banks which, in the opinion of each Fund's investment adviser, present minimal credit risks. A Fund's investment adviser will monitor periodically the creditworthiness of issuers of such obligations held by a Fund. A Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer should default on its obligation to purchase an underlying security, a Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Each Fund intends to enter into put transactions solely to maintain portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Options and Futures. The Funds may engage in options and futures transactions. Options and futures transactions are intended to enable a Fund to manage market or interest rate risk. The Funds do not use these transactions for speculation or leverage.

     The Funds may attempt to hedge all or a portion of their portfolios through the purchase of both put and call options on their portfolio securities and listed put options on financial futures contracts for portfolio securities. The Funds may also write covered call options on their portfolio securities to attempt to increase their current income. The Funds will maintain their positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series.

     The Funds may write (i.e., sell) covered call and put options. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Funds also may write straddles (combinations of covered puts and calls on the same underlying security). The Funds may only write "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Fund might own substantially similar U.S. Treasury bills. A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive a premium from writing a call or put option which they retain whether or not the option is exercised. By writing a call option, the Funds might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Funds might become obligated to purchase the underlying securities for more than their current market price upon exercise.

     A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of instrument called for in the contract ("going short"), and the buyer, who agrees to take delivery of the instrument ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government. If a Fund enters into financial futures contracts directly to hedge its holdings of fixed income securities, it would enter into contracts to deliver securities at an undetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during a Fund's anticipated holding period. A Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

     The Funds may also enter into financial futures contracts and write options on such contracts. The Funds intend to enter into such contracts and related options for hedging purposes. The Funds will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest rates or securities prices. A futures contract on securities is an agreement to buy or sell securities during a designated month at whatever price exists at that time. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Funds do not make payment or deliver securities upon entering into a futures contract. Instead, they put down a margin deposit, which is adjusted to reflect changes in the value of the contract and which remains in effect until the contract is terminated.

     The Funds may sell or purchase other financial futures contracts. When a futures contract is sold by a Fund, the profit on the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Funds sell futures contracts in order to offset a possible decline in the profit on their securities. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.

     The Funds may enter into closing purchase and sale transactions in order to terminate a futures contract and may buy or sell put and call options for the purpose of closing out their options positions. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

Risk Characteristics of Options and Futures. Although options and futures transactions are intended to enable the Funds to manage market or interest rate risks, these investment devices can be highly volatile, and the Funds' use of them can result in poorer performance (i.e., the Funds' return may be reduced). The Funds' attempt to use such investment devices for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the Funds use financial futures contracts and options on financial futures contracts as hedging devices, there is a risk that the prices of the securities subject to the financial futures contracts and options on financial futures contracts may not correlate perfectly with the prices of the securities in the Funds' portfolios. This may cause the financial futures contracts and any related options to react to market changes differently than the portfolio securities. In addition, a Fund's investment adviser could be incorrect in its expectations and forecasts about the direction or extent of market factors, such as interest rates, securities price movements, and other economic factors. Even if a Fund's investment adviser correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. In these events, a Fund may lose money on the financial futures contracts or the options on financial futures contracts. It is not certain that a secondary market for positions in financial futures contracts or for options on financial futures contracts will exist at all times. Although a Fund's investment adviser will consider liquidity before entering into financial futures contracts or options on financial futures contracts transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular financial futures contract or option on a financial futures contract at any particular time. A Fund's ability to establish and close out financial futures contracts and options on financial futures contract positions depends on this secondary market. If a Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.

Derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate.

     The Funds may invest in derivatives only if the expected risks and rewards are consistent with their investment objectives and policies.

     Losses from derivatives can sometimes be substantial. This is true partly because small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of the derivative. Derivatives can also cause a Fund to lose money if the Fund fails to correctly predict the direction in which the underlying asset or economic factor will move.

Other Investment Restrictions. Each Fund has adopted additional investment restrictions that are set forth in the SAI.

-------------------------------------------------------------------------------

                    ORGANIZATION AND SERVICE PROVIDERS

-------------------------------------------------------------------------------

ORGANIZATION

Fund Structure. Each Fund is an investment pool, which invests shareholders' money towards a specified goal. In technical terms, each Fund is a non-diversified series of an open-end, management investment company called Evergreen Municipal Trust (the "Trust"). The Trust is a Delaware business trust organized on September 18, 1997.

Board of Trustees. The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, reviewing, among other things, each Fund's performance and its contractual arrangements with various service providers.

Shareholder Rights. All shareholders have equal voting, liquidation and other rights. Each share is entitled to one vote for each dollar of net asset value applicable to such share. Shareholders may exchange shares as described under "Exchanges," but will have no other preference, conversion, exchange or preemptive rights. When issued and paid for, shares will be fully paid and nonassessable. Shares of the Funds are redeemable, transferable and freely assignable as collateral. The Trust may establish additional classes or series of shares.

     The Funds do not hold annual shareholder meetings; a Fund may, however, hold special meetings for such purposes as electing or removing Trustees, changing fundamental policies and approving investment advisory agreements or 12b-1 plans. In addition, a Fund is prepared to assist shareholders in communicating with one another for the purpose of convening a meeting to elect Trustees.

SERVICE PROVIDERS

Investment Advisers. The investment adviser to EVERGREEN CALIFORNIA TAX FREE FUND, EVERGREEN MASSACHUSETTS TAX FREE FUND, EVERGREEN MISSOURI TAX FREE FUND, EVERGREEN NEW YORK TAX FREE FUND and EVERGREEN PENNSYLVANIA TAX FREE FUND is Keystone Investment Management Company ("Keystone"), a subsidiary of First Union National Bank ("FUNB") which is a subsidiary of First Union Corporation ("First Union"). Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. FUNB is located at 201 South College Street, and First Union is located at 301 South College Street, Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the U.S.

     EVERGREEN CALIFORNIA TAX FREE FUND, EVERGREEN MASSACHUSETTS TAX FREE FUND, EVERGREEN MISSOURI TAX FREE FUND, EVERGREEN NEW YORK TAX FREE FUND and EVERGREEN PENNSYLVANIA TAX FREE FUND pay Keystone an annual fee for its services as set forth below:

                               AGGREGATE NET
                                ASSET VALUE
                              OF SHARES OF THE
      MANAGEMENT FEE                FUND
      --------------         ------------------
      0.55% of the first     $ 50,000,000, plus
      0.50% of the next      $ 50,000,000, plus
      0.45% of the next      $100,000,000, plus
      0.40% of the next      $100,000,000, plus
      0.35% of the next      $100,000,000, plus
      0.30% of the next      $100,000,000, plus
      0.25% of amounts over     $500,000,000

     computed as of the close of business on each business day.

     The investment adviser to EVERGREEN CONNECTICUT MUNICIPAL BOND FUND and EVERGREEN NEW JERSEY TAX FREE INCOME FUND is the Capital Management Group ("CMG") of FUNB.

     EVERGREEN CONNECTICUT MUNICIPAL BOND FUND pays FUNB an annual fee for its services equal to 0.60% of average daily net assets. FUNB has voluntarily agreed to reduce or waive a portion of its fee equal to 0.10%, resulting in a net advisory fee of 0.50%. FUNB may change or stop this waiver at any time.

     EVERGREEN NEW JERSEY TAX FREE INCOME FUND pays FUNB an annual fee for its services as set forth below:

                                  AGGREGATE NET ASSET
                                    VALUE OF SHARES
      MANAGEMENT FEE                  OF THE FUND
      --------------              --------------------
      0.50 of 1% of the first     $  500,000,000, plus
      0.45 of 1% of the next      $  500,000,000, plus
      0.40 of 1% of amounts over  $1,000,000,000, plus
      0.35 of 1% of amounts over  $1,500,000,000

     computed as of the close of business on each business day.

     The total expenses as a percentage of average daily net assets on an annual basis of the Funds for the fiscal year or period ended March 31, 1998, are set forth in the sections entitled "Expense Information" and "Financial Highlights." Such expenses reflect all voluntary advisory fee waivers and expense reimbursements, which may be revised or terminated at any time.

Portfolio Managers. George J. Kimball is responsible for the day-to-day management of EVERGREEN CALIFORNIA TAX FREE FUND, EVERGREEN MASSACHUSETTS TAX FREE FUND, EVERGREEN MISSOURI TAX FREE FUND and EVERGREEN NEW YORK TAX FREE FUND. Mr. Kimball has been employed by Keystone or one of its affiliates since 1991, and was an Analyst prior to becoming a Vice President and Portfolio Manager. He has more than 10 years of investment experience.

     Jocelyn Turner is the Portfolio Manager for the EVERGREEN PENNSYLVANIA TAX FREE FUND, EVERGREEN CONNECTICUT MUNICIPAL BOND FUND AND EVERGREEN NEW JERSEY TAX FREE INCOME FUND. Since joining First Union in 1992, Ms. Turner has been a Vice President and Municipal Bond Portfolio Manager for CMG. Ms. Turner was previously employed as a Vice President and Municipal Bond Portfolio Manager at One Federal Asset Management, Boston, Massachusetts from 1987-1991.

Transfer Agent and Dividend Disbursing Agent. Evergreen Service Company ("ESC"), 200 Berkeley Street, Boston, Massachusetts 02116-5034, acts as the Funds' transfer agent and dividend disbursing agent. ESC is an indirect, wholly-owned subsidiary of First Union.

Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, acts as the Funds' custodian.

Principal Underwriter. Evergreen Distributor, Inc. ("EDI"), a subsidiary of The BISYS Group, Inc., located at 125 West 55th Street, New York, New York 10019, is the principal underwriter of the Funds. EDI is not affiliated with First Union.

Administrator. Evergreen Investment Services, Inc. ("EIS"), 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as administrator to EVERGREEN CONNECTICUT MUNICIPAL BOND FUND and EVERGREEN NEW JERSEY TAX FREE INCOME FUND. As administrator, and subject to the supervision and control of the Trust's Board of Trustees, EIS provides the Funds with facilities, equipment and personnel. For its services as administrator, EIS is entitled to receive a fee based on the aggregate average daily net assets of the Funds at a rate based on the total assets of all mutual funds advised by First Union subsidiaries and administered by EIS. The administration fee is calculated in accordance with the following schedule.

      ADMINISTRATION FEE
      ------------------
        0.050%                  on the first $7 billion
        0.035%                   on the next $3 billion
        0.030%                   on the next $5 billion
        0.020%                  on the next $10 billion
        0.015%                on the next $5 billion, and
        0.010%             on assets in excess of $30 billion

     EIS also provides facilities, equipment and personnel to all of the Funds on behalf of the investment advisers and is reimbursed by the Funds for its services.

DISTRIBUTION PLANS AND AGREEMENTS

Distribution Plans. Each Fund's Class A, Class B and, where applicable, Class C shares pay for the expenses associated with the distribution of such shares according to distribution plans adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") (each a "Plan" or collectively the "Plans"). Under the Plans, each Fund may incur distribution-related and shareholder servicing-related expenses which are based upon a maximum annual rate as a percentage of each Fund's average daily net assets attributable to a class, as follows:

      Class A shares  0.75% (currently limited to 0.25%)
      Class B shares  1.00%
      Class C shares  1.00%

     Of the amount that each class may pay under its respective Plan, up to 0.25% may constitute a service fee to be used to compensate organizations, which may include a Fund's investment adviser or its affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts. The Funds may not pay any distribution or service fees during any fiscal period in excess of the amounts set forth above. Amounts paid under the Plans are used to compensate the Funds' distributor pursuant to the Distribution Agreements entered into by each Fund.

Distribution Agreements. Each Fund has also entered into distribution agreements (each a "Distribution Agreement" or collectively the "Distribution
Agreements") with EDI. Pursuant to the Distribution Agreements, each Fund will compensate EDI for its services as distributor based upon the maximum annual rate as a percentage of each Fund's average daily net assets attributable to the class, as follows:

      Class A shares  0.25%
      Class B shares  1.00%
      Class C shares  1.00%

     The Distribution Agreements provide that EDI will use the distribution fee received from each Fund for payments (1) to compensate broker-dealers or other persons for distributing shares of a Fund, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financed (EDI may assign its rights to receive compensation under the Plans to secure such financings), (2) to otherwise promote the sale of shares of a Fund, and (3) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to a Fund's shareholders. FUNB or its affiliates may finance the payments made by EDI to compensate broker-dealers or other persons for distributing shares of a Fund.

     In the event a Fund acquires the assets of other mutual funds, compensation paid to EDI under the Distribution Agreements may be paid by EDI to the distributors of the acquired funds or their predecessors.

     Since EDI's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EDI, the amount of compensation received by EDI under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the level of compensation paid to EDI for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.

-------------------------------------------------------------------------------

                       PURCHASE AND REDEMPTION OF SHARES

-------------------------------------------------------------------------------

HOW TO BUY SHARES

     You may purchase shares of the Funds through broker-dealers, banks or other financial intermediaries, or directly through EDI. In addition, you may purchase shares of a Fund by mailing to that Fund, c/o ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed application and a check payable to the applicable Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer.

     The minimum initial investment is $1,000, which may be waived in certain situations. There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. See the application for more information.

Class A Shares--Front-End Sales Charge Alternative. You may purchase Class A shares at net asset value plus an initial sales charge on purchases under $1,000,000. You may purchase $1,000,000 or more of Class A shares without a front-end sales charge; however, a contingent deferred sales charge ("CDSC") equal to the lesser of 1% of the purchase price or the redemption value will be imposed on shares redeemed during the month of purchase and the 12-month period following the month of purchase. The schedule of charges for Class A shares is as follows:

                             INITIAL SALES CHARGE

                      AS A % OF THE NET AS A % OF THE  COMMISSION TO DEALER/AGENT
 AMOUNT OF PURCHASE    AMOUNT INVESTED  OFFERING PRICE  AS A % OF OFFERING PRICE
 ------------------   ----------------- -------------- --------------------------
 Less than
  $50,000                   4.99%           4.75%                4.25%
 $ 50,000--
  $ 99,999                  4.71%           4.50%                4.25%
 $100,000--
  $249,999                  3.90%           3.75%                3.25%
 $250,000--
  $499,999                  2.56%           2.50%                2.00%
 $500,000--
  $999,999                  2.04%           2.00%                1.75%

     No front-end sales charges are imposed on Class A shares purchased by (a) institutional investors, which may include bank trust departments and registered investment advisers; (b) investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee; (c) clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased; (d) institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer; (e) shareholders of record on October 12, 1990 in any series of Evergreen Investment Trust in existence on that date, and the members of their immediate families; (f) current and retired employees of FUNB and its affiliates, EDI and any broker-dealer with whom EDI has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees; (g) upon the initial purchase of an Evergreen fund by investors reinvesting the proceeds from a redemption within the preceding 30 days of shares of other mutual funds, provided such shares were initially purchased with a front-end sales charge or subject to a CDSC, and (h) all qualified plan customers holding Evergreen Class Y shares in connection with a rollover into an individual retirement account. Certain broker-dealers or other financial institutions may impose a fee on transactions in shares of the Funds.

     Class A shares may also be purchased at net asset value by corporate or certain other qualified retirement plans or a non-qualified deferred compensation, plan or a Title I tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees, or a TSA plan sponsored by a public education entity having 5,000 or more eligible employees.

     In connection with sales made to plans of the type described in the preceding sentence, EDI will pay broker-dealers and others concessions at the rate of 0.50% of the net asset value of the shares purchased. These payments are subject to reclaim in the event the shares are redeemed within 12 months after purchase.

     When Class A shares are sold, EDI will normally retain a portion of the applicable sales charge and pay the balance to the broker-dealer or other financial intermediary through whom the sale was made. EDI may also pay fees to banks from sales charges for services performed on behalf of the customers of such banks in connection with the purchase of shares of a Fund. In addition to compensation paid at the time of sale, entities whose clients have purchased Class A shares may receive a service fee equal to 0.25% of the average daily net asset value on an annual basis of Class A shares held by their clients. Certain purchases of Class A shares may qualify for reduced sales charges in accordance with a Fund's Concurrent Purchases, Rights of Accumulation, Letters of Intent, certain Retirement Plans and Reinstatement Privilege. Consult the application for additional information concerning these reduced sales charges.

Class B Shares--Deferred Sales Charge Alternative. You may purchase Class B shares at net asset value without an initial sales charge. However, you may pay a CDSC if you redeem shares within six years after the month of purchase. The amount of the CDSC (expressed as a percentage of the lesser of the current net asset value or original cost) will vary according to the number of years from the month of purchase of Class B shares as set forth below.

                                                                    CDSC
REDEMPTION TIMING                                                  IMPOSED
-----------------                                                  -------
Month of purchase and the first twelve-month period following the
 month of purchase.                                                 5.00%
Second twelve-month period following the month of purchase.         4.00%
Third twelve-month period following the month of purchase.          3.00%
Fourth twelve-month period following the month of purchase.         3.00%
Fifth twelve-month period following the month of purchase.          2.00%
Sixth twelve-month period following the month of purchase.          1.00%

No CDSC is imposed on amounts redeemed thereafter.

     The CDSC is deducted from the amount of the redemption and is paid to EDI. In the event a Fund acquires the assets of other mutual funds, the CDSC may be paid by EDI to the distributors of the acquired funds. Class B shares are subject to higher distribution and/or shareholder service fees than Class A shares for a period of seven years after the month of purchase (after which it is expected that they will convert to Class A shares without imposition of a front-end sales charge). The higher fees mean a higher expense ratio, so Class B shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. The Funds will not normally accept any purchase of Class B shares in the amount of $250,000 or more.

     At the end of the period ending seven years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution services fee imposed on Class B shares. Such conversion will be on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution service fee paid by holders of Class B shares that have been outstanding long enough for EDI to have been compensated for the expenses associated with the sale of such shares.

     The CDSC on Class B shares is waived on redemptions of shares of certain employer-sponsored retirement or savings plans, including eligible 401(k) plans.

Class C Shares -- Level-Load Alternative. (EVERGREEN CALIFORNIA TAX FREE FUND, EVERGREEN MASSACHUSETTS TAX FREE FUND, EVERGREEN MISSOURI TAX FREE FUND, EVERGREEN NEW YORK TAX FREE FUND and EVERGREEN PENNSYLVANIA TAX FREE FUND
only). Class C shares are only offered through broker-dealers who have special distribution agreements with EDI. You may purchase Class C shares at net asset value without any initial sales charge and, therefore, the full amount of your investment will be used to purchase Fund shares. However, you will pay a 1.00% CDSC if you redeem shares during the month of purchase and the 12-month period following the month of purchase. No CDSC is imposed on amounts redeemed thereafter. Class C shares incur higher distribution and/or shareholder service fees than Class A shares but, unlike Class B shares, do not convert to any other class of shares of the Fund. The higher fees mean a higher expense ratio, so Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares. A Fund will not normally accept any purchase of Class C shares in the amount of $500,000 or more. No CDSC will be imposed on Class C shares purchased by institutional investors and through employee benefit and savings plans eligible for the exemption from front-end sales charges described under "Class A Shares -- Front-End Sales Charge Alternative" above. Broker-dealers and other financial intermediaries whose clients have purchased Class C shares may receive a trailing commission equal to 0.75% of the average daily net asset value of such shares on an annual basis held by their clients more than one year from the date of purchase. Service fees will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C shares.

Contingent Deferred Sales Charge. Certain shares with respect to which a Fund did not pay a commission on issuance, including shares obtained from dividend or distribution reinvestment, are not subject to a CDSC. Any CDSC imposed upon the redemption of Class A, Class B or Class C shares is a percentage of the lesser of: (1) the net asset value of the shares redeemed or (2) the net asset value at the time of purchase of such shares.

     No CDSC is imposed on a redemption of shares of a Fund in the event of:
(1) death or disability of the shareholder; (2) a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA"); (3) automatic withdrawals from ERISA plans if the shareholder is at least 59 1/2 years old; (4) involuntary redemptions of accounts having an aggregate net asset value of less than $1,000; (5) automatic withdrawals under the Systematic Withdrawal Plan of up to 1.00% per month of the shareholder's initial account balance; (6) withdrawals consisting of loan proceeds to a retirement plan participant; (7) financial hardship withdrawals made by a retirement plan participant; or (8) withdrawals consisting of returns of excess contributions or excess deferral amounts made to a retirement plan participant.

     The Funds may also sell Class A, Class B or, where applicable, Class C shares at net asset value without any initial sales charge or a CDSC to certain Directors, Trustees, officers and employees of the Funds, Keystone, FUNB, Evergreen Asset Management Corp. ("Evergreen Asset"), EDI and certain of their affiliates, and to members of the immediate families of such persons, to registered representatives of firms with dealer agreements with EDI, and to a bank or trust company acting as a trustee for a single account.

How the Funds Value Their Shares. The net asset value of each class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that class by the outstanding shares of that class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. eastern time). The Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The securities in a Fund are valued at their current market values determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair value.

General. The decision as to which class of shares is more beneficial to you depends on the amount of your investment and the length of time you will hold it. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider Class A shares. If you are making a smaller investment, you might consider Class B shares since 100% of your purchase is invested immediately and since such shares will convert to Class A shares, which incur lower ongoing distribution and/or shareholder service fees, after seven years. If you are unsure of the time period of your investment, you might consider Class C shares since there are no initial sales charges and, although there is no conversion feature, the CDSC only applies to redemptions made during the first year after the month of purchase. Consult your financial intermediary for further information. The compensation received by broker-dealers and agents may differ depending on whether they sell Class A, Class B or Class C shares. There is no size limit on purchases of Class A shares.

     In addition to the discount or commission paid to broker-dealers, EDI may from time to time pay to broker-dealers additional cash or other incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of a Fund and/or other Evergreen funds. Such incentives will take the form of payment for attendance at seminars, lunches, dinners, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a broker-dealer and their immediate family members to urban or resort locations within or outside the U.S. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments. EDI may also limit the availability of such incentives to certain specified dealers. EDI from time to time sponsors promotions involving First Union Brokerage Services, Inc., an affiliate of each Fund's investment adviser, and select broker-dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1% of the dollar amount of shares of a Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all broker-dealers. Certain broker-dealers may also receive payments from EDI or a Fund's investment adviser over and above the usual trail commissions or shareholder servicing payments applicable to a given class of shares.

Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or its investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment adviser for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen funds. A Fund will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least 30 days.

HOW TO REDEEM SHARES

     You may redeem (i.e., sell) your shares in a Fund to the Fund for cash at the net redemption value on any day the Exchange is open, either directly by writing to the Fund, c/o ESC, or through your financial intermediary. The amount you will receive is the net asset value adjusted for fractions of a cent (less any applicable CDSC) next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (eastern time) for you to receive that day's net asset value (less any applicable

CDSC). Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (eastern time).

Redeeming Shares Directly by Mail or Telephone. You may redeem by mail by sending a signed letter of instruction or stock power form to a Fund, c/o ESC (the registrar, transfer agent and dividend-disbursing agent for the Funds.) Stock power forms are available from your financial intermediary, ESC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. The Funds and ESC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and ESC's policies.

     Shareholders may redeem amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this prospectus between the hours of 8:00 a.m. and 6:00 p.m. (eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or ESC's offices are closed). Redemption requests received after 4:00 p.m. (eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach a Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in the Fund at a designated commercial bank.

     In order to insure that instructions received by ESC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. A Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

     Except as otherwise noted, the Funds, ESC, and EDI will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Express Line (described below), or by telephone. ESC will employ reasonable procedures to confirm that instructions received over the Evergreen Express Line or by telephone are genuine. The Funds, ESC, and EDI will not be liable when following instructions received over the Evergreen Express Line or by telephone that ESC reasonably believes are genuine.

Evergreen Express Line. The Evergreen Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

General. The sale of shares is a taxable transaction for federal income tax purposes. The Funds may temporarily suspend the right to redeem shares when
(1) the Exchange is closed, other than customary weekend and holiday closings;
(2) trading on the Exchange is restricted; (3) an emergency exists and the Funds cannot dispose of their investments or fairly determine their value; or
(4) the SEC so orders. The Funds reserve the right to close an account that through redemption has fallen below $1,000 and has remained so for 30 days. Shareholders will receive 60 days' written notice to increase the account value to at least $1,000 before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets, during any 90-day period for any one shareholder.

EXCHANGE PRIVILEGE

How to Exchange Shares. You may exchange some or all of your shares for shares of the same class in other Evergreen funds through your financial intermediary, by calling or writing to ESC, or by using the Evergreen Express Line as described above. If the shares being tendered for exchange are still subject to a CDSC or are eligible for conversion in a specified time, such remaining charge or remaining time will carry over to the shares being acquired in the exchange transaction. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen fund is subject to the minimum investment and suitability requirements of the Fund.

     Each of the Evergreen funds has different investment objectives and policies. For more complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by a Fund upon 60 days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

     No CDSC will be imposed in the event shares are exchanged for shares of the same class of other Evergreen funds. If you redeem shares, the CDSC applicable to the Class B shares of the Evergreen fund originally purchased for cash is applied. Also, Class B shares will continue to age following an exchange for the purpose of conversion to Class A shares and for the purpose of determining the amount of the applicable CDSC.

Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

Exchanges by Telephone and Mail. Exchange requests received by a Fund after 4:00 p.m. (eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach ESC by telephone. If you wish to use the telephone exchange service you should indicate this on the application. As noted above, the Funds will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or ESC if it is believed advisable to do so. Procedures for exchanging Fund shares may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares"; however, no signature guarantee is required.

SHAREHOLDER SERVICES

     The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, ESC or call the toll-free number on the front page of this prospectus. Some services are described in more detail in the application.

Systematic Investment Plan. Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of a Fund with no minimum initial investment required.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (eastern time) will be credited to a shareholder's account the day the request is received.

Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan (the "Withdrawal Plan") by filling out the appropriate part of the application. Under this Withdrawal Plan, you may receive (or designate a third party to receive) a monthly or quarterly fixed-withdrawal payment in a stated amount of at least $75 and as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Withdrawal Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gains distributions reinvested automatically.

Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified employee benefit and savings plans may make shares of the Funds and other Evergreen funds available to their participants. Investments made by such employee benefit plans may be exempt from front-end sales charges if they meet the criteria set forth under "Class A Shares--Front-End Sales Charge Alternative." Keystone or FUNB may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen funds available to their participants.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.

Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

     Prior to participating in dollar cost averaging, you must establish an account in an Evergreen fund. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

Two Dimensional Investing. You may elect to have income and capital gains distributions from any class of Evergreen fund shares you may own automatically invested to purchase the same class of shares of any other Evergreen fund. You may select this service on your application and indicate the Evergreen fund(s) into which distributions are to be invested.

Tax Sheltered Retirement Plans. The Funds have various retirement plans available to eligible investors, including Individual Retirement Accounts
(IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Salary Incentive Match Plan for Employees (SIMPLEs); Tax Sheltered Annuity Plans; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Profit-Sharing Plans; Medical Savings Accounts; Pension and Target Benefit and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to ESC.

BANKING LAWS


     The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. FUNB and its affiliates are subject to and in compliance with the aforementioned laws and regulations.

     Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB and its affiliates being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of the Funds by their customers. If FUNB and its affiliates were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Funds' shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of the Funds would suffer any adverse financial consequences.

-------------------------------------------------------------------------------

                               OTHER INFORMATION

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DIVIDENDS, DISTRIBUTIONS AND TAXES

     Income dividends will be declared daily and paid monthly. Distributions of any net realized gains of the Funds will be made at least annually. Shareholders will begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. The Funds have qualified as regulated investment companies under the Code. While so qualified, so long as a Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes. A 4% nondeductible excise tax will be imposed on a Fund if it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

     Because Class A shares bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B and Class C shares bear such expenses through a higher annual distribution fee, expenses attributable to Class B shares and Class C shares will generally be higher than those of Class A shares, and income distributions paid by a Fund with respect to Class B and Class C shares, will be lower than those paid with respect to Class A shares.

     Account statements and/or checks, as appropriate, will be mailed within seven days after a Fund pays a distribution. Unless a Fund receives instructions to the contrary before the record or payable date, as the case may be, it will assume that a shareholder wishes to receive that distribution and future capital gains and income distributions in shares. Instructions continue in effect until changed in writing.

     The Funds will designate and pay exempt-interest dividends derived from interest earned on qualifying tax-exempt obligations. Such exempt-interest dividends may be excluded by shareholders of a Fund from their gross income for federal income tax purposes; however (1) all or a portion of such exempt-interest dividends may be a specific preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent that they are derived from certain types of private activity bonds issued after August 7, 1986, and (2) all exempt-interest dividends will be a component of the "adjusted current earnings" for purposes of the federal corporate alternative minimum tax.

     Dividends paid from taxable income, if any, and distributions of any net realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable as ordinary dividend income and capital gain dividends are taxable as net long-term capital gains, even though received in additional shares of the Fund, and regardless of the investor's holding period relating to the shares with respect to which such gains are distributed. Market discount recognized on taxable and tax-exempt bonds is taxable as ordinary income, not as excludable income. Under current law, net long-term capital gains realized by an individual on assets held for more than 12 months will generally be taxed at a maximum rate of 20%. The rate applicable to corporations is 35%.

     Since each Fund's gross income is ordinarily expected to be tax-exempt interest income, it is not expected that the 70% dividends-received deduction for corporations will be applicable. Specific questions should be addressed to the investor's own tax adviser.

     Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions (if any) and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, each investor must certify on the application, or on a separate form supplied by the Funds' transfer agent, that the investor's social security number or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding.

     A shareholder who acquires Class A shares of a Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain and loss realized upon a sale or exchange of shares of the Fund.

     Set forth below are brief descriptions of the personal income tax status of an investment in each of the Funds under California, Massachusetts, Missouri, New York, Pennsylvania, Connecticut and New Jersey tax laws currently in effect. Income from a Fund is not necessarily free from state income taxes in states other than its designated state. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local laws.

     EVERGREEN CALIFORNIA TAX FREE FUND. Dividends paid by the Fund that are derived from interest on debt obligations that is exempt from California personal income tax will not be subject to California personal income tax when received by the Fund's shareholders assuming that the Fund qualifies as a regulated investment Company ("RIC") for federal income tax purposes. The pass through of exempt-interest dividends is allowed only if the Fund meets its federal and California requirements that at least 50% of its total assets are invested in such exempt obligations at the end of each quarter of its fiscal year. Distributions to individual shareholders derived from interest on state or municipal obligations issued by governmental authorities in states other than California, short term capital gains and other taxable income will be taxed as dividends for purposes of California personal income taxation. The Fund's long term capital gains distributed to shareholders will be taxed as long term capital gains to individual shareholders of the Fund for purposes of California personal income taxation. Present California law taxes both long term and short term capital gains at the rates applicable to ordinary income. Generally, for corporate taxpayers subject to the California franchise tax, all distributions will be fully taxable.

     EVERGREEN MASSACHUSETTS TAX FREE FUND. Under Massachusetts Law, shareholders of the Fund who are subject to Massachusetts personal income tax will not be subject to Massachusetts personal income tax on dividends paid by the Fund to the extent such dividends are exempt from federal income tax and are derived from interest payments on Massachusetts municipal securities. Long term capital gains distributions are taxable as long term capital gains, except that such distributions derived from the sale of certain Massachusetts obligations are exempt from Massachusetts personal income tax. These obligations, which are few in number, are those issued pursuant to legislation that specifically exempts gain on their sale from Massachusetts income taxation. Dividends and other distributions are not exempt from Massachusetts corporate excise tax.

     EVERGREEN MISSOURI TAX FREE FUND. Dividends paid by the Fund that qualify as tax exempt dividends under Section 852(b)(5) of the Code will be exempt from Missouri income tax to the extent that such dividends are derived from interest on obligations issued by the State of Missouri or any of its political subdivisions. Dividends paid by the Fund that are derived from interest on obligations of the U.S. and its territories and possessions will be exempt from Missouri income tax.

     Dividends paid by the Fund, if any, that do not qualify as tax exempt dividends under Section 852(b)(5) of the Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain U.S. obligations that the State of Missouri is expressly prohibited from taxing under the laws of the U.S. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

     Dividends and distributions derived from the Fund's other investment income and its capital gains, to the extent includable in federal adjusted gross income, will be subject to Missouri income tax. Dividends and distributions paid by the Fund, including dividends that are exempt from Missouri income tax as described above, may be subject to state taxes in states other than Missouri or to local taxes. Shares in the Fund are not subject to Missouri personal property taxes.

     EVERGREEN NEW YORK TAX FREE FUND. Individual shareholders of the Fund who are subject to New York State and New York City personal income tax will not be subject to New York State and New York City personal income tax on dividends paid by the Fund to the extent that they are derived from interest on obligations of the State of New York and its political subdivisions that is exempt from federal income tax, provided that the Fund continues to qualify as a RIC under the Code and at the end of each quarter at least 50% of the value of its total assets consists of obligations that are exempt from federal income tax. In addition, dividends derived from interest on debt obligations issued by certain other governmental entities (for example, U.S. territories) will be similarly exempt.

     For New York State and New York City personal income tax purposes, long-term capital gain distributions are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares in the Fund. Short-term capital gains and any other taxable distributions of income are taxable as ordinary income. Shareholders of the Fund may not deduct interest on indebtedness they incur or continue in order to purchase or carry shares of the Fund for New York State or New York City personal income tax purposes.

     To the extent that investors are obligated to pay state or local taxes outside the State of New York, dividends earned by an investment in the Fund may represent taxable income. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York State corporate franchise taxes and to the New York City general corporation tax, if received by a corporation subject to those taxes, to state taxes in states other than New York and to local taxes in cities other than New York City. The interest income that is distributed by the Fund will generally not be taxable to the Fund for purposes of the New York State corporate franchise tax or the New York City general corporation tax.

     Evergreen Pennsylvania Tax Free Fund. Individual shareholders of the Fund who are subject to the Pennsylvania personal income tax, as either residents or non-residents of the Commonwealth of Pennsylvania, will not be subject to Pennsylvania personal income tax on distributions of interest made by the Fund that are attributable to (1) obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or agency created by the Commonwealth of Pennsylvania, any political subdivision of the Commonwealth of Pennsylvania or any public authority created by any such political subdivision (collectively, "Pennsylvania

Obligations"); and (2) obligations of the U.S. and certain qualifying agencies, instrumentalities, territories and possessions of the U.S., the interest from which are statutorily free from state taxation in the Commonwealth of Pennsylvania under the laws of the Commonwealth or the U.S. (collectively, "U.S. Obligations"). Distributions attributable to most other sources will not be exempt from Pennsylvania personal income tax. Distributions of gains attributable to Pennsylvania Obligations and U.S. Obligations (collectively "Exempt Obligations") will be subject to the Pennsylvania personal income tax.

     Shares of the Fund that are held by individual shareholders who are Pennsylvania residents subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the Fund's portfolio consists of Exempt Obligations on the annual assessment date. Nonresidents of the Commonwealth of Pennsylvania are not subject to the Pennsylvania county personal property tax. Corporations are not subject to Pennsylvania personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations are not taxable for purposes of the Philadelphia School District investment income tax provided that the Fund reports to its investors the percentage of Exempt Obligations held by it for the year. The Fund will report such percentage to its shareholders.

     Distributions of interest, but not gains, realized on Exempt Obligations are not subject to the Pennsylvania corporate net income tax. The Pennsylvania Department of Revenue also takes the position that shares of funds similar to the Fund are not considered exempt assets of a corporation for the purpose of determining its capital stock value subject to the Commonwealth's capital stock and franchise taxes.

     EVERGREEN CONNECTICUT TAX FREE FUND. Exempt-interest dividends paid by the Fund, to the extent such dividends are exempt from federal income tax and are derived from interest payments on municipal securities of the State of Connecticut and its political subdivisions, instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, are not subject to the Connecticut income tax on individuals, trusts and estates. Long-term capital gain dividends are also not subject to the Connecticut income tax to the extent derived from securities issued by such entities. Ordinary income dividends are subject to the Connecticut income tax. Distributions from the Fund to shareholders subject to the Connecticut corporation business tax are included in gross income for purposes of the corporation business tax, but a dividends received deduction may be available for a portion thereof except to the extent such distributions constitute exempt-interest dividends or capital gain dividends for federal income tax purposes.

     EVERGREEN NEW JERSEY TAX FREE INCOME FUND. For individual shareholders in any year in which the Fund satisfies the requirements for treatment as a "qualified investment fund" under New Jersey law, distributions from the Fund will be exempt from the New Jersey Gross Income Tax to the extent such distributions are attributable to interest or gains from (i) obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, corporate body or political subdivision of New Jersey or
(ii) obligations that are otherwise statutorily exempt from state or local taxation or under the laws of the United States. To be classified as a qualified investment fund, at least 80% of the Fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the New Jersey Fund continues to qualify as a qualified investment fund, any gain realized on the redemption or sale of its shares will not be subject to the New Jersey gross income tax. Corporate shareholders will be subject to a corporate franchise tax on distributions from and on gains from sales of the shares in the Fund. The Fund shares are not subject to property taxation by New Jersey or its political subdivisions.

     Statements describing the tax status of shareholders' dividends and distributions will be mailed annually by the Funds. These statements will set forth the amount of income exempt from federal and if applicable, state taxation, and the amount, if any, subject to federal and state taxation. Moreover, to the extent necessary, these statements will indicate the amount of exempt-interest dividends which are a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax law of any state or local taxing authority.

     The foregoing discussion of federal and certain state income tax consequences is based on tax laws and regulations in effect on the date of this prospectus and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the SAI.

GENERAL INFORMATION

Portfolio Turnover. The portfolio turnover rates for each Fund are set forth under "Financial Highlights."

Portfolio Transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of broker-dealers to enter into portfolio transactions with the Fund.

Other Classes of Shares. The Funds currently offer four classes of shares, Class A and Class B, Class C and Class Y, where applicable, and may in the future offer additional classes. Class Y shares are not offered by this prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset Management Corporation, (ii) certain institutional investors, and (iii) investment advisory clients of FUNB or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares. Investors should telephone (800) 343-2898 to obtain more information on other classes of shares.

Performance Information. From time to time, a Fund may quote its "total return" or "yield" for specified periods in advertisements, reports, or other communications to shareholders. Total return and yield are computed separately for each class of shares. Performance data for one or more classes may be included in any advertisement or sales literature using performance data of a Fund. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of the Fund's shares are assumed to have been paid.

     Yield is a way of showing the rate of income a Fund earns on its investments as a percentage of the Fund's share price. A Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, a Fund's yield may not equal its distribution rate, the income paid to your account or the income reported in the Fund's financial statements. To calculate yield, a Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

     Total returns are based on the overall dollar or percentage change in the value of a hypothetical investment in a Fund. A Fund's total return shows its overall change in value including changes in share prices and assumes all of a Fund's distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a Fund's return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual total returns into income results and realized and unrealized gain or loss.

     A Fund may also quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yields. A tax-equivalent yield is calculated by dividing a Fund's tax-exempt yield by the result of one minus a stated federal tax rate. If only a portion of a Fund's income was tax-exempt, only that portion is adjusted in the calculation.

     Performance data may be included in any advertisement or sales literature of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or may compare a Fund's performance to various indices. A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest 12-month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be indicative of future results.

     In marketing the Funds' shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. EDI may also reprint, and use as advertising and sales literature, articles from Evergreen Events, a quarterly magazine provided to Evergreen fund shareholders.

Year 2000 Risks. Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Funds' investment advisers and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Funds' investment advisers are taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

Additional Information. This prospectus and the SAI, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

INVESTMENT ADVISER
First Union National Bank, 201 South College Street, Charlotte, North Carolina 28288

Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034

CUSTODIAN
State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827

TRANSFER AGENT
Evergreen Service Company, P.O. Box 2121, Boston, Massachusetts, 02116-5034

LEGAL COUNSEL
Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110

DISTRIBUTOR
Evergreen Distributor, Inc., 125 West 55th Street, New York, New York 10019

-------------------------------------------------------------------------------
PROSPECTUS                                                       August 1, 1998
-------------------------------------------------------------------------------

EVERGREENSM STATE MUNICIPAL BOND FUNDS                      [LOGO OF EVERGREEN
                                                         FUNDS(SM) APPEARS HERE]
-------------------------------------------------------------------------------

EVERGREEN NEW YORK TAX FREE FUND
EVERGREEN PENNSYLVANIA TAX FREE FUND
EVERGREEN CONNECTICUT MUNICIPAL BOND FUND
EVERGREEN NEW JERSEY TAX FREE INCOME FUND
(EACH A "FUND", TOGETHER THE "FUNDS")

CLASS Y SHARES

     The Funds seek current income exempt from federal income taxes including the alternative minimum tax, except in the case of EVERGREEN CONNECTICUT MUNICIPAL BOND FUND, and personal income taxes of the state for which each Fund is named. The Funds also seek to preserve capital. Each Fund looks to achieve its objective by investing primarily in municipal obligations that are issued by the state for which a Fund is named.

     This prospectus provides information regarding the Class Y shares offered by the Funds. The Funds are nondiversified series of an open-end management investment company. This prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 200 Berkeley Street, Boston, Massachusetts 02116.

     A Statement of Additional Information ("SAI") for the Funds dated August 1, 1998, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The SAI provides information regarding certain matters discussed in this prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 343-2898. There can be no assurance that the investment objective of the Funds will be achieved. Investors are advised to read this prospectus carefully.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   Keep This Prospectus For Future Reference

                               TABLE OF CONTENTS

EXPENSE INFORMATION....................................................   3
FINANCIAL HIGHLIGHTS...................................................   4
DESCRIPTION OF THE FUNDS...............................................   6
   Investment Objectives and Policies..................................   6
   Investment Practices and Restrictions...............................   7
ORGANIZATION AND SERVICE PROVIDERS.....................................  11
   Organization........................................................  11
   Service Providers...................................................  11
PURCHASE AND REDEMPTION OF SHARES......................................  13
   How to Buy Shares...................................................  13
   How to Redeem Shares................................................  13
   Exchange Privilege..................................................  14
   Shareholder Services................................................  15
   Banking Laws........................................................  16
OTHER INFORMATION......................................................  16
   Dividends, Distributions and Taxes..................................  16
   General Information.................................................  18

-------------------------------------------------------------------------------

                              EXPENSE INFORMATION

-------------------------------------------------------------------------------

     The table and examples below are designed to help you understand the various expenses that you will bear, directly or indirectly, when you invest in the Funds. Shareholder transaction expenses are fees paid directly from your account when you buy or sell shares of a Fund.

SHAREHOLDER TRANSACTION EXPENSES
--------------------------------
Sales Charge Imposed on Purchases.......................................... None
Sales Charge on Dividend Reinvestments..................................... None
Contingent Deferred Sales Charge........................................... None

     Annual operating expenses reflect the normal operating expenses of the Funds, and include costs such as management and other fees. For each Fund, other than EVERGREEN NEW YORK TAX FREE FUND, the tables below show actual annual operating expenses for the fiscal year or period ended March 31, 1998. For EVERGREEN NEW YORK TAX FREE FUND, the tables reflect estimated annual operating expenses for the fiscal year ending March 31, 1999. The examples show what you would pay if you invested $1,000 over periods indicated, assuming that you reinvest all of your dividends and that a Fund's average annual return will be 5%. THE EXAMPLES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. EACH FUND'S ACTUAL EXPENSES AND RETURNS WILL VARY. For a more complete description of the various costs and expenses borne by a Fund see "Organization and Service Providers."

EVERGREEN NEW YORK TAX FREE FUND

                                                                                                EXAMPLE
                     ANNUAL OPERATING                                                           -------
                       EXPENSES(4)                                                              CLASS Y
                     ----------------                                                           -------
Management Fees.....       0.30%                After 1 Year...................................   $ 6
12b-1 Fees..........       None                 After 3 Years..................................   $19
Other Expenses......       0.30%                After 5 Years..................................   $33
                           ----                 After 10 Years.................................   $75
Total...............       0.60%
                           ====

EVERGREEN CONNECTICUT MUNICIPAL BOND FUND

                                                                                                EXAMPLE
                     ANNUAL OPERATING                                                           -------
                       EXPENSES(1)                                                              CLASS Y
                       ----------------                                                           -------
Management Fees.....       0.33%                After 1 Year...................................   $ 6
12b-1 Fees..........       None                 After 3 Years..................................   $20
Other Expenses......       0.27%                After 5 Years..................................   $34
                           ----                 After 10 Years.................................   $76
Total...............       0.60%
                           ====

EVERGREEN NEW JERSEY TAX FREE INCOME FUND

                                                                                                EXAMPLE
                     ANNUAL OPERATING                                                           -------
                       EXPENSES(2)                                                              CLASS Y
                     ----------------                                                           -------
Management Fees.....       0.15%                After 1 Year...................................   $ 4
12b-1 Fees..........       None                 After 3 Years..................................   $13
Other Expenses......       0.26%                After 5 Years..................................   $23
                           ----                 After 10 Years.................................   $52
Total...............       0.41%
                           ====

EVERGREEN PENNSYLVANIA TAX FREE FUND

                                                                                                EXAMPLE
                     ANNUAL OPERATING                                                           -------
                       EXPENSES(3)                                                              CLASS Y
                     ----------------                                                           -------
Management Fees.....       0.34%                After 1 Year...................................   $ 6
12b-1 Fees..........       None                 After 3 Years..................................   $19
Other Expenses......       0.24%                After 5 Years..................................   $33
                           ----                 After 10 Years.................................   $74
Total...............       0.58%
                           ====

     Amounts shown in the examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.
-------

(1) The Fund's investment adviser has voluntarily agreed to waive 0.10% of the Fund's investment advisory fee. The investment adviser currently intends to continue this expense waiver through the fiscal period ending March 31, 1999; however, it may modify or cancel its expense waiver at any time. Without such waiver, the Fund's management fee would be 0.60%. See "Organization and Service Providers" for more information. Absent expense waivers and/or reimbursements, the Total Operating Expenses for the Fund would be 0.88%.

(2) The annual operating expenses and examples reflect fee waivers and reimbursements for the most recent fiscal period. Actual expenses for Class Y Shares of the Fund, absent fee waivers and expense reimbursements for the period ended March 31, 1998 would have been 0.76%. Total Fund Operating Expenses include indirectly paid expenses.

(3) The estimated annual operating expenses and examples reflect fee waivers and reimbursements for the Fund's Class Y shares for the fiscal year ended March 31, 1998. Actual expenses for Class Y shares of the Fund for the same period are estimated to be 0.66%. Total Fund Operating Expenses include indirectly paid expenses.

(4) The estimated annual operating expenses and examples reflect fee waivers and reimbursements for the Fund's Class Y shares for the fiscal year ending March 31, 1999. Actual expenses for the Class Y shares of the Fund for the same period are estimated to be 0.76%.

-------------------------------------------------------------------------------

                             FINANCIAL HIGHLIGHTS

-------------------------------------------------------------------------------

     The following table contains important financial information relating to the Funds and has been audited by KPMG Peat Marwick LLP, the independent auditors of the Fund. (No financial highlights are currently available for the Class Y shares of EVERGREEN NEW YORK TAX FREE FUND as such shares were not offered until April 1, 1998.) The table appears in the Funds' Annual Report and should be read in conjunction with the Funds' financial statements and related notes, which also appear, together with the independent auditors' report, in the Funds' Annual Report. The Funds' financial statements, related notes, and independent auditors' report thereon are incorporated by reference into the SAI. Additional information about the Funds' performance is contained in the Funds' Annual Report, which will be made available upon request and without charge.

(For a share outstanding throughout the period)

EVERGREEN PENNSYLVANIA TAX FREE FUND -- CLASS Y SHARES

                                                            NOVEMBER 24, 1997
                                                             (COMMENCEMENT OF
                                                           CLASS OPERATIONS) TO
                                                              MARCH 31, 1998
                                                           --------------------
NET ASSET VALUE BEGINNING OF PERIOD.......................         $11.60
                                                                 --------
Income from investment operations
 Net investment income....................................           0.19
 Net realized and unrealized gain on investments and
  futures contracts.......................................           0.10
                                                                 --------
Total from investment operations..........................           0.29
                                                                 --------
Less distributions from net investment income.............          (0.19)
                                                                 --------
Net asset value end of period.............................         $11.70
                                                                 ========
TOTAL RETURN..............................................          2.54%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets
 Expenses.................................................          0.59%(a)
 Expenses excluding indirectly paid expenses..............          0.58%(a)
 Expenses excluding waivers and/or reimbursements.........          0.66%(a)
 Net investment income....................................          4.75%(a)
Portfolio turnover rate...................................            54%
NET ASSETS END OF PERIOD (THOUSANDS)......................       $152,960

EVERGREEN CONNECTICUT MUNICIPAL BOND FUND -- CLASS Y SHARES

                                                               NOVEMBER 24, 1997
                                                               (COMMENCEMENT OF
                                                               CLASS OPERATIONS)
                                                                    THROUGH
                                                                MARCH 31, 1998
                                                               -----------------
NET ASSET VALUE BEGINNING OF PERIOD...........................        $6.32
                                                                    -------
Income from investment operations
 Net investment income........................................         0.10
 Net realized and unrealized gain on investments..............         0.05
                                                                    -------
Total from investment operations..............................         0.15
                                                                    -------
Less distributions from net investment income.................        (0.10)
                                                                    -------
Net asset value end of period.................................        $6.37
                                                                    =======
TOTAL RETURN..................................................        2.39%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets
 Total expenses...............................................        0.61%(a)
 Total expenses excluding indirectly paid expenses............        0.60%(a)
 Total expenses excluding waivers and/or reimbursements.......        0.88%(a)
 Net investment income........................................        4.50%(a)
Portfolio turnover rate.......................................          17%
NET ASSETS END OF PERIOD (THOUSANDS)..........................      $67,675

-------
(a) Annualized.

(For a share outstanding throughout each year)

EVERGREEN NEW JERSEY TAX FREE INCOME FUND -- CLASS Y SHARES

                                                               FEBRUARY 8, 1996
                                      SEVEN MONTHS SIX MONTHS  (COMMENCEMENT OF
                           YEAR ENDED    ENDED       ENDED     CLASS OPERATIONS)
                           MARCH 31,   MARCH 31,   AUGUST 31,   TO FEBRUARY 29,
                              1998       1997**      1996*           1996
                           ---------- ------------ ----------  -----------------
NET ASSET VALUE BEGINNING
 OF YEAR.................     $10.74     $10.75      $11.01         $11.14
                            --------     ------      ------         ------
Income from investment
 operations
 Net investment income...       0.54       0.32        0.28           0.03
 Net realized and
  unrealized gain (loss)
  on investments.........       0.46      (0.01)      (0.26)         (0.13)
                            --------     ------      ------         ------
Total from investment
 operations..............       1.00       0.31        0.02          (0.10)
                            --------     ------      ------         ------
Less distributions from
 Net investment income...      (0.54)     (0.32)      (0.28)         (0.03)
 Net realized gain on
  investments............      (0.09)         0           0              0
                            --------     ------      ------         ------
Total distributions......      (0.63)     (0.32)      (0.28)         (0.03)
                            --------     ------      ------         ------
Net asset value end of
 year....................     $11.11     $10.74      $10.75         $11.01
                            ========     ======      ======         ======
TOTAL RETURN.............      9.44%      2.88%       0.20%         (0.87%)
RATIOS/SUPPLEMENTAL DATA
Ratios to average net
 assets
 Expenses................      0.41%      0.36%(a)    0.31%(a)       0.31%(a)
 Expenses excluding
  indirectly paid
  expenses...............      0.41%      0.36%(a)       --             --
 Expenses excluding
  waivers and/or
  reimbursements.........      0.76%      0.88%(a)    0.87%(a)       0.88%(a)
 Net investment income...      4.79%      5.08%(a)    5.12%(a)       5.28%(a)
Portfolio turnover rate..        37%        15%          0%             4%
NET ASSETS END OF YEAR
 (THOUSANDS).............   $105,331     $9,436      $9,076            $18

-------
(a) Annualized.
(b) Excluding applicable sales charges.
 * The Fund changed its fiscal year end from February 28 to August 31. ** The Fund changed its fiscal year end from August 31 to March 31.

-------------------------------------------------------------------------------

                           DESCRIPTION OF THE FUNDS

-------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

     Each Fund's investment objective(s) is nonfundamental; as a result a Fund may change its objective(s) without a shareholder vote. Each Fund has also adopted certain fundamental investment policies which are mainly designed to limit a Fund's exposure to risk. Each Fund's fundamental policies cannot be changed without a shareholder vote. See the SAI for more information regarding the Funds' fundamental investment policies or other related investment policies. There can be no assurance that a Fund's investment objective(s) will be achieved.

     In addition to the investment policies detailed below each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions" below.

     Each Fund, other than EVERGREEN CONNECTICUT MUNICIPAL BOND FUND, seeks the highest possible current income exempt from federal income taxes (including the alternative minimum tax), while preserving capital. These Funds normally invest their assets in accordance with applicable standards issued by the Securities and Exchange Commission ("SEC") concerning investments in tax free securities. The Funds cannot change this policy without shareholder approval. The SEC currently requires the Funds to invest at least 80% of their assets in federally tax exempt municipal securities. Each Fund also invests at least 65% of its assets in municipal obligations that are exempt from income taxes in the state for which the Fund is named. The Funds are permitted to make taxable investments, and may from time to time generate income subject to federal regular income tax.

     In addition, EVERGREEN NEW YORK TAX FREE FUND will invest at least 80% of their assets in municipal securities that at all times are fully insured as to timely payment of all principal and interest when due ("Insured Securities"). Insurance does not cover against market risk and therefore does not guarantee the market value of the securities in either Fund's portfolio. Similarly, because the net asset value of each Fund's portfolio is based upon the market value of the securities in its portfolio, such insurance does not cover or guarantee the net asset value of the Fund's shares.

     Insured Securities will be covered by at least one of three policies. New issue insurance is obtained by municipal securities issuers, who pay all premiums for such policies in advance. Since new issue insurance remains in effect as long as the securities are outstanding, the insurance may protect the resale value of the Insured Securities. Portfolio insurance remains effective only while a Fund and the issuer are still in business and the Fund still holds the securities described in the policy. The premium on a portfolio insurance policy is a Fund expense. The EVERGREEN NEW YORK TAX FREE FUND may also purchase secondary insurance when it believes the potential market value or net proceeds of the sale of a security by a Fund exceeds the current uninsured value of the security plus the cost of such insurance. Premiums for secondary insurance are added to the cost basis of the security and are not Fund expense items.

     EVERGREEN CONNECTICUT MUNICIPAL BOND FUND seeks current income exempt from federal income taxes other than the alternative minimum tax and Connecticut personal income taxes. In addition, the Fund seeks to preserve capital. The Fund normally invests at least 80% of its assets in securities that are exempt from federal income taxes (other than the alternative minimum tax) and at least 65% of its assets in Connecticut municipal obligations. The EVERGREEN CONNECTICUT MUNICIPAL BOND FUND may change either of these policies without shareholder approval.

     Each Fund will invest at least 80% of its assets in bonds that, at the date of investment, are rated within the four highest categories by Standard and Poor's Ratings Group ("S&P") (AAA, AA, A or BBB), by Moody's Investors Service ("Moody's") (Aaa, Aa, A or Baa), by Fitch IBCA, Inc. ("Fitch") (AAA, AA, A or BBB) or, if not rated or rated under a different system, are of comparable quality to obligations so rated as determined by another nationally recognized statistical ratings organization (an "SRO") or by a Fund's investment adviser. The Funds may invest the remaining 20% of their assets in lower rated bonds, but they will not invest in bonds rated below B.

INVESTMENT PRACTICES AND RESTRICTIONS

Risk Factors. Bond yields are dependent on several factors including market conditions, the size of an offering, the maturity of the bond, ratings of the bond and the ability of issuers to meet their obligations. There is no limit on the maturity of the bonds purchased by a Fund. Because bond prices fluctuate inversely in relation to the direction of interest rates, the prices of longer term bonds fluctuate more widely in response to market interest rate changes. A Fund's concentration in securities issued by a particular state and its political subdivisions provides a greater level of risk than a fund which is diversified across numerous states and municipal entities.

     A Fund is not required to dispose of securities that have been downgraded subsequent to their purchase. If the municipal obligations held by a Fund are downgraded (because of adverse economic conditions in the state for which it is named, for example), a Fund's concentration in the state's securities may cause a Fund to be subject to the risks inherent in holding material amounts of low-rated debt securities in its portfolio.

Municipal Securities. The Funds invest in municipal bonds, notes and commercial paper issued by or for states, territories and possessions of the United States ("U.S.") including the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds include fixed, variable or floating rate general obligation and revenue bonds. General obligation bonds are used to support the government's general financial needs and are supported by the full faith and credit of the municipality. General obligation bonds are repaid from the issuer's general unrestricted revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Revenue bonds are used to finance public works and certain private facilities. In contrast to general obligation bonds, revenue bonds are repaid only with the revenue generated by the project financed.

     Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Municipal commercial paper obligations are unsecured promissory notes issued by municipalities to meet short-term credit needs.

     Since the Funds invest primarily in municipal securities, you should be aware of the risks associated with investing in such securities. The values of municipal bonds tend to go up when interest rates go down and vice versa. An issuer's failure to make such payment due to political development or fiscal mismanagement could affect its ability to make prompt payments of interest and principal. Those events could also affect the market value of the security. Moreover, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by a Fund.

Non-Diversification. The Funds are nondiversified portfolios of an investment company and, as such, there is no limit on the percentage of assets which can be invested in any single issuer. An investment in a Fund, therefore, will entail greater risk than would exist in an investment in a diversified investment company because the higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio. Each of the Funds intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which requires that at the end of each quarter of each taxable year, with regard to at least 50% of each Fund's total assets, no more than 5% of the total assets may be invested in the securities of a single issuer and that with respect to the remainder of each Fund's total assets, no more than 25% of its total assets are invested in the securities of a single issuer.

Defensive Investments. The Funds may invest up to 20% or, for temporary defensive purposes, up to 100% of their assets in high quality short-term obligations, such as notes, commercial paper, certificates of deposit, bankers' acceptances, bank deposits or U.S. government securities.

Below Investment Grade Bonds. Below investment grade bonds are commonly known as "junk bonds" because they are usually backed by issuers of less proven or questionable financial strength. Such issuers are more vulnerable to financial setbacks and less certain to pay interest and principal than issuers of bonds offering lower yields and risk. Markets may overreact to unfavorable news about issuers of below investment grade bonds, causing sudden and steep declines in value.

Repurchase Agreements. The Funds may invest in repurchase agreements. Repurchase agreements are agreements by which a Fund purchases a security (usually U.S. government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker/dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Funds' risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Funds to sell the security in the open market in the case of a default. In such a case, the Funds may incur costs in disposing of the security which would increase Fund expenses. Each Funds' investment adviser will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is an agreement by a Fund to sell a security and repurchase it at a specified time and price. A Fund could lose money if the market values of the securities it sold decline below their repurchase prices. Reverse repurchase agreements may be considered a form of borrowing, and, therefore, a form of leverage. Leverage may magnify gains or losses of the Fund.

When-Issued, Delayed-Delivery and Forward Commitment Transactions. Each Fund may enter into transactions whereby it commits to buying a security, but does not pay for or take delivery of the security until some specified date in the future. The values of these securities are subject to market fluctuations during this period and no income accrues to a Fund until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. When entering into these transactions, a Fund relies on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. Each Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objective.

Securities Lending. To generate income and offset expenses, the Funds may lend securities to broker-dealers and other financial institutions. Loans of securities by a Fund may not exceed 33 1/3% of the value of the Fund's total assets. While securities are on loan, the borrower will pay the Fund any income accruing on the security. Also, the Fund may invest any collateral it receives in additional securities. Gains or losses in the market value of a lent security will affect a Fund and its shareholders. When a Fund lends its securities, it runs the risk that it could not retrieve the securities on a timely basis, possibly losing the opportunity to sell the securities at a desirable price. Also, if the borrower files for bankruptcy or becomes insolvent, a Fund's ability to dispose of the securities may be delayed.

Investing In Securities Of Other Investment Companies. Each Fund may invest in the securities of other investment companies. As a shareholder of another investment company, a Fund would pay its portion of the other investment company's expenses. These expenses would be in addition to the expenses that a Fund currently bears concerning its own operations and may result in some duplication of fees.

Borrowing. Each Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow an additional 5% of its total assets from banks and others. A Fund may only borrow as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

Zero Coupon Debt Securities. A Fund may purchase zero coupon debt securities. These securities do not make regular interest payments. Instead, they are sold at a deep discount from their face value. In calculating their daily dividends, each day a Fund takes into account as income a portion of the difference between these securities' purchase price and their face value. Because they do not pay current income, the prices of zero coupon debt securities can be very volatile when interest rates change. Values of zero coupon securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash.

Securities with Put or Demand Rights. The Funds have the ability to enter into put transactions, sometimes referred to as stand-by commitments, with respect to municipal obligations held in their portfolios or to purchase securities which carry a demand feature or put option which permit a Fund, as holder, to tender them back to the issuer or a third party prior to maturity and receive payment within seven days. Segregated accounts will be maintained by each Fund for all such transactions.

     The amount payable to a Fund by the seller upon its exercise of a put will normally be (i) a Fund's acquisition cost of the securities (excluding any accrued interest which a Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Fund. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

     A Fund's right to exercise a put is unconditional and unqualified. A put is not transferable by a Fund, although a Fund may sell the underlying securities to a third party at any time. Each Fund expects that puts will generally be available without any additional direct or indirect cost. However, if necessary and advisable, a Fund may pay for certain puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a put (thus reducing the yield to maturity otherwise available to the same securities). Thus, the aggregate price paid for securities with put rights may be higher than the price that would otherwise be paid.

     The Funds may enter into put transactions only with broker-dealers (in accordance with the rules of the SEC) and banks which, in the opinion of each Fund's investment adviser, present minimal credit risks. A Fund's investment adviser will monitor periodically the creditworthiness of issuers of such obligations held by a Fund. A Fund's ability to exercise a put will depend on the ability of the broker-dealer or bank to pay for the underlying securities at the time the put is exercised. In the event that a broker-dealer should default on its obligation to purchase an underlying security, a Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Each Fund intends to enter into put transactions solely to maintain portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

Options and Futures. The Funds may engage in options and futures transactions. Options and futures transactions are intended to enable a Fund to manage market or interest rate risk. The Funds do not use these transactions for speculation or leverage.

     The Funds may attempt to hedge all or a portion of their portfolios through the purchase of both put and call options on their portfolio securities and listed put options on financial futures contracts for portfolio securities. The Funds may also write covered call options on their portfolio securities to attempt to increase their current income. The Funds will maintain their positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series.

     The Funds may write (i.e., sell) covered call and put options. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. The Funds also may write straddles (combinations of covered puts and calls on the same underlying security). The Funds may only write "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Fund might own substantially similar U.S. Treasury bills. A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.

     The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive a premium from writing a call or put option which they retain whether or not the option is exercised. By writing a call option, the Funds might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Funds might become obligated to purchase the underlying securities for more than their current market price upon exercise.

     A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of instrument called for in the contract ("going short"), and the buyer, who agrees to take delivery of the instrument ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government. If a Fund enters into financial futures contracts directly to hedge its holdings of fixed income securities, it would enter into contracts to deliver securities at an undetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during a Fund's anticipated holding period. A Fund would "go long" (agree to purchase securities in the future at a predetermined price) to hedge against a decline in market interest rates.

     The Funds may also enter into financial futures contracts and write options on such contracts. The Funds intend to enter into such contracts and related options for hedging purposes. The Funds will enter into futures on securities or index-based futures contracts in order to hedge against changes in interest rates or securities prices. A futures contract on securities is an agreement to buy or sell securities during a designated month at whatever price exists at that time. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. The Funds do not make payment or deliver securities upon entering into a futures contract. Instead, they put down a margin deposit, which is adjusted to reflect changes in the value of the contract and which remains in effect until the contract is terminated.

     The Funds may sell or purchase other financial futures contracts. When a futures contract is sold by a Fund, the profit on the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, the Funds sell futures contracts in order to offset a possible decline in the profit on their securities. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines.

     The Funds may enter into closing purchase and sale transactions in order to terminate a futures contract and may buy or sell put and call options for the purpose of closing out their options positions. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

Risk Characteristics of Options and Futures. Although options and futures transactions are intended to enable the Funds to manage market or interest rate risks, these investment devices can be highly volatile, and the Funds' use of them can result in poorer performance (i.e., the Funds' return may be reduced). The Funds' attempt to use such investment devices for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the Funds use financial futures contracts and options on financial futures contracts as hedging devices, there is a risk that the prices of the securities subject to the financial futures contracts and options on financial futures contracts may not correlate perfectly with the prices of the securities in the Funds' portfolios. This may cause the financial futures contracts and any related options to react to market changes differently than the portfolio securities. In addition, a Fund's investment adviser could be incorrect in its expectations and forecasts about the direction or extent of market factors, such as interest rates, securities price movements, and other economic factors. Even if a Fund's investment adviser correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. In these events, a Fund may lose money on the financial futures contracts or the options on financial futures contracts. It is not certain that a secondary market for positions in financial futures contracts or for options on financial futures contracts will exist at all times. Although a Fund's investment adviser will consider liquidity before entering into financial futures contracts or options on financial futures contracts transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular financial futures contract or option on a financial futures contract at any particular time. A Fund's ability to establish and close out financial futures contracts and options on financial futures contract positions depends on this secondary market. If a Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.

Derivatives. Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate.

     The Funds may invest in derivatives only if the expected risks and rewards are consistent with their investment objectives and policies.

     Losses from derivatives can sometimes be substantial. This is true partly because small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of the derivative. Derivatives can also cause a Fund to lose money if the Fund fails to correctly predict the direction in which the underlying asset or economic factor will move.

Other Investment Restrictions. Each Fund has adopted additional investment restrictions that are set forth in the SAI.

-------------------------------------------------------------------------------

                      ORGANIZATION AND SERVICE PROVIDERS

-------------------------------------------------------------------------------

ORGANIZATION

Fund Structure. Each Fund is an investment pool, which invests shareholders' money towards a specified goal. In technical terms, each Fund is a non-diversified series of an open-end, management investment company called Evergreen Municipal Trust (the "Trust"). The Trust is a Delaware business trust organized on September 18, 1997.

Board of Trustees. The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, reviewing, among other things, each Fund's performance and its contractual arrangements with various service providers.

Shareholder Rights. All shareholders have equal voting, liquidation and other rights. Each share is entitled to one vote for each dollar of net asset value applicable to such share. Shareholders may exchange shares as described under "Exchanges," but will have no other preference, conversion, exchange or preemptive rights. When issued and paid for, shares will be fully paid and nonassessable. Shares of the Funds are redeemable, transferable and freely assignable as collateral. The Trust may establish additional classes or series of shares.

     The Funds do not hold annual shareholder meetings; a Fund may, however, hold special meetings for such purposes as electing or removing Trustees, changing fundamental policies and approving investment advisory agreements or 12b-1 plans. In addition, a Fund is prepared to assist shareholders in communicating with one another for the purpose of convening a meeting to elect Trustees.

SERVICE PROVIDERS

Investment Advisers. The investment adviser to EVERGREEN NEW YORK TAX FREE FUND and EVERGREEN PENNSYLVANIA TAX FREE FUND is Keystone Investment Management Company ("Keystone"), a subsidiary of First Union National Bank ("FUNB") which is a subsidiary of First Union Corporation ("First Union"). Keystone has provided investment advisory and management services to investment companies and private accounts since 1932. Keystone is located at 200 Berkeley Street, Boston, Massachusetts 02116-5034. FUNB is located at 201 South College Street, and First Union is located at 301 South College Street, Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the U.S.

     EVERGREEN NEW YORK TAX FREE FUND and EVERGREEN PENNSYLVANIA TAX FREE FUND pay Keystone an annual fee for its services as set forth below:

                               AGGREGATE NET
                                ASSET VALUE
                              OF SHARES OF THE
      MANAGEMENT FEE                FUND
      --------------         ------------------
      0.55% of the first     $ 50,000,000, plus
      0.50% of the next      $ 50,000,000, plus
      0.45% of the next      $100,000,000, plus
      0.40% of the next      $100,000,000, plus
      0.35% of the next      $100,000,000, plus
      0.30% of the next      $100,000,000, plus
      0.25% of amounts over     $500,000,000

     computed as of the close of business on each business day.

     The investment adviser to EVERGREEN CONNECTICUT MUNICIPAL BOND FUND and EVERGREEN NEW JERSEY TAX FREE INCOME FUND is the Capital Management Group ("CMG") of FUNB.

     EVERGREEN CONNECTICUT MUNICIPAL BOND FUND pays FUNB an annual fee for its services equal to 0.60% of average daily net assets. FUNB has voluntarily agreed to reduce or waive a portion of its fee equal to 0.10%, resulting in a net advisory fee of 0.50%. FUNB may change or stop this waiver at any time.

     EVERGREEN NEW JERSEY TAX FREE INCOME FUND pays FUNB an annual fee for its services as set forth below:

                                  AGGREGATE NET ASSET
                                    VALUE OF SHARES
      MANAGEMENT FEE                  OF THE FUND
      --------------              --------------------
      0.50 of 1% of the first     $  500,000,000, plus
      0.45 of 1% of the next      $  500,000,000, plus
      0.40 of 1% of amounts over  $1,000,000,000, plus
      0.35 of 1% of amounts over  $1,500,000,000

     computed as of the close of business on each business day.

     The total expenses as a percentage of average daily net assets on an annual basis of the Funds for the fiscal year or period ended March 31, 1998, are set forth in the sections entitled "Expense Information" and "Financial Highlights." Such expenses reflect all voluntary advisory fee waivers and expense reimbursements, which may be revised or terminated at any time.

Portfolio Managers. George J. Kimball is responsible for the day-to-day management of EVERGREEN NEW YORK TAX FREE FUND. Mr. Kimball has been employed by Keystone or one of its affiliates since 1991, and was an Analyst prior to becoming a Vice President and Portfolio Manager. He has more than 10 years of investment experience.

     Jocelyn Turner is the Portfolio Manager for the EVERGREEN PENNSYLVANIA TAX FREE FUND, EVERGREEN CONNECTICUT MUNICIPAL BOND FUND and EVERGREEN NEW JERSEY TAX FREE INCOME FUND. Since joining First Union in 1992, Ms. Turner has been a Vice President and Municipal Bond Portfolio Manager for CMG. Ms. Turner is currently responsible for the portfolio management of the EVERGREEN NEW JERSEY TAX FREE INCOME FUND. Ms. Turner was previously employed as a Vice President and Municipal Bond Portfolio Manager at One Federal Asset Management, Boston, Massachusetts from 1987-1991.

Transfer Agent and Dividend Disbursing Agent. Evergreen Service Company ("ESC"), 200 Berkeley Street, Boston, Massachusetts 02116-5034, acts as the Funds' transfer agent and dividend disbursing agent. ESC is an indirect, wholly-owned subsidiary of First Union.

Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827, acts as the Funds' custodian.

Principal Underwriter. Evergreen Distributor, Inc. ("EDI"), a subsidiary of The BISYS Group, Inc., located at 125 West 55th Street, New York, New York 10019, is the principal underwriter of the Funds. EDI is not affiliated with First Union.

Administrator. Evergreen Investment Services, Inc. ("EIS"), 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as administrator to EVERGREEN CONNECTICUT MUNICIPAL BOND FUND and EVERGREEN NEW JERSEY TAX FREE INCOME FUND. As administrator, and subject to the supervision and control of the Trust's Board of Trustees, EIS provides the Funds with facilities, equipment and personnel. For its services as administrator, EIS is entitled to receive a fee based on the aggregate average daily net assets of the Funds at a rate based on the total assets of all mutual funds advised by First Union subsidiaries and administered by EIS. The administration fee is calculated in accordance with the following schedule.

      ADMINISTRATION FEE
      ------------------
        0.050%                  on the first $7 billion
        0.035%                   on the next $3 billion
        0.030%                   on the next $5 billion
        0.020%                  on the next $10 billion
        0.015%                on the next $5 billion, and
        0.010%             on assets in excess of $30 billion

     EIS also provides facilities, equipment and personnel to all of the Funds on behalf of the investment advisers and is reimbursed by the Funds for its services.

-------------------------------------------------------------------------------

                       PURCHASE AND REDEMPTION OF SHARES

-------------------------------------------------------------------------------

HOW TO BUY SHARES

     Class Y shares are offered at net asset value without a front-end sales charge or a contingent deferred sales load. Class Y shares are only offered to
(1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (2) certain institutional investors and (3) investment advisory clients of FUNB, Evergreen Asset, Keystone or their affiliates.

     Eligible investors may purchase Class Y shares of any Fund through broker-dealers, banks or other financial intermediaries, or directly through EDI. In addition, you may purchase Class Y shares of a Fund by mailing to the Fund, c/o ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer.

     There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. See the application for more information.

How the Funds Value Their Shares. The net asset value of each class of shares of a Fund is calculated by dividing the value of the amount of the Fund's net assets attributable to that class by the outstanding shares of that class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. eastern time). The Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The securities in a Fund are valued at their current market values determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees believe would accurately reflect fair value.

Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or the Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment adviser for any loss. In addition such investors may be prohibited or restricted from making further purchases in any of the Evergreen Funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least 30 days.

HOW TO REDEEM SHARES

     You may "redeem" (i.e., sell) your Class Y shares in a Fund to the Fund for cash at their net redemption value on any day the Exchange is open, either directly by writing to the Fund, c/o ESC, or through your financial intermediary. The amount you will receive is the net asset value adjusted for fractions of a cent next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, the Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (eastern time).

Redeeming Shares Directly by Mail or Telephone. You may redeem by mail by sending a signed letter of instruction or stock power form to a Fund, c/o ESC (the registrar, transfer agent and dividend-disbursing agent for each Fund.) Stock power forms are available from your financial intermediary, ESC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same or a minimum period of 30 days. The Funds and ESC reserve the right to withdraw this wavier at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and ESC's policies.

     Shareholders may redeem amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this prospectus between the hours of 8:00 a.m. and 6:00 p.m. (eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or ESC's offices are closed). Redemption requests received after 4:00 p.m. (eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (i) be mailed by check to the shareholder at the address in which the account is registered or (ii) be wired to an account with the same registration as the shareholder's account in the Fund at a designated commercial bank.

     In order to insure that instructions received by ESC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. A Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

     Except as otherwise noted, the Funds, ESC, and EDI will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Express Line (described below), or by telephone. ESC will employ reasonable procedures to confirm that instructions received over the Evergreen Express Line or by telephone are genuine. The Funds, ESC, and EDI will not be liable when following instructions received over the Evergreen Express Line or by telephone that ESC reasonably believes are genuine.

Evergreen Express Line. Evergreen Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

General. The sale of shares is a taxable transaction for federal income tax purposes. The Funds may temporarily suspend the right to redeem their shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Funds cannot dispose of their investments or fairly determine their value; or (4) the SEC so orders. The Funds serve the right to close an account that through redemption has fallen below $1,000 and has remained so for 30 days. Shareholders will receive 60 days' written notice to increase the account value to at least $1,000 before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets, during any 90-day period for any one shareholder.

EXCHANGE PRIVILEGE

How to Exchange Shares. You may exchange some or all of your Class Y shares for shares of the same class in other Evergreen funds through your financial intermediary, by calling or writing to ESC or by using the Evergreen Express Line as described above. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen fund, is subject to the minimum investment and suitability requirements of the Fund.

     Each of the Evergreen funds has different investment objectives and policies. For more complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange.

An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by a Fund upon 60 days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may harge you for this service.

Exchanges by Telephone and Mail. Exchange requests received by a Fund after 4:00 p.m. (eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach ESC by telephone. If you wish to use the telephone exchange service you should indicate this on the application. As noted above, a Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or ESC if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares"; however, no signature guarantee is required.

SHAREHOLDER SERVICES

     The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, ESC or call the toll-free number on the front page of this prospectus. Some services are described in more detail in the application.

Systematic Investment Plan. Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of a Fund with no minimum initial investment required.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (eastern time) will be credited to a shareholder's account the day the request is received.

Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan (the "Withdrawal Plan") by filling out the appropriate part of the application. Under this Withdrawal Plan, you may receive (or designate a third party to receive) a monthly or quarterly fixed-withdrawal payment in a stated amount of at least $75 and may be as much as 1.0% per month or 3.0% per quarter of the total net asset value of the Fund shares in your account when the Withdrawal Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gains distributions reinvested automatically.

Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.

Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

     Prior to participating in dollar cost averaging, you must establish an account in an Evergreen Fund. You should designate on the application (1) the dollar amount of each monthly or quarterly investment you wish to make, and
(2) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

Two Dimensional Investing. You may elect to have income and capital gains distributions from any Evergreen fund shares you own automatically invested to purchase the same class of shares of any other Evergreen fund. You may select this service on your application and indicate the Evergreen Fund(s) into which distributions are to be invested.

Tax Sheltered Retirement Plans. The Funds have various retirement plans available to eligible investors, including Individual Retirement Accounts
(IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Salary Incentive Match Plan for Employees (SIMPLEs); Tax Sheltered Annuity Plans; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Profit-Sharing Plans; Medical Savings Accounts; Pension and Target Benefit and Money Purchase Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to ESC.

BANKING LAWS

     The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. FUNB and its affiliates are subject to and in compliance with the aforementioned laws and regulations.

     Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB and its affiliates being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of the Funds by their customers. If FUNB and its affiliates were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon the Funds' shareholders to approve a new investment adviser. If this were to occur, it is not anticipated that the shareholders of the Funds would suffer any adverse financial consequences.

-------------------------------------------------------------------------------

                               OTHER INFORMATION

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DIVIDENDS, DISTRIBUTIONS AND TAXES

     Income dividends will be declared daily and paid monthly. Distributions of any net realized gains of the Funds will be made at least annually. Shareholders will begin to earn dividends on the first business day after shares are purchased unless shares were not paid for, in which case dividends are not earned until the next business day after payment is received. The Funds have qualified as regulated investment companies under the Code. While so qualified, so long as a Fund distributes all of its investment company taxable income and any net realized gains to shareholders, it is expected that the Fund will not be required to pay any federal income taxes. A 4% nondeductible excise tax will be imposed on a Fund if it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

     Account statements and/or checks, as appropriate, will be mailed within seven days after a Fund pays a distribution. Unless a Fund receives instructions to the contrary before the record or payable date, as the case may be, it will assume that a shareholder wishes to receive that distribution and future capital gains and income distributions in shares. Instructions continue in effect until changed in writing.

     The Funds will designate and pay exempt-interest dividends derived from interest earned on qualifying tax-exempt obligations. Such exempt-interest dividends may be excluded by shareholders of a Fund from their gross income for federal income tax purposes; however (1) all or a portion of such exempt-interest dividends may be a specific preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent that they are derived from certain types of private activity bonds issued after August 7, 1986, and (2) all exempt-interest dividends will be a component of the "adjusted current earnings" for purposes of the federal corporate alternative minimum tax.

     Dividends paid from taxable income, if any, and distributions of any net realized short-term capital gains (whether from tax-exempt or taxable obligations) are taxable as ordinary dividend income and capital gain dividends are taxable as net long-term capital gains, even though received in additional shares of the Fund, and regardless of the investor's holding period relating to the shares with respect to which such gains are distributed. Market discount recognized on taxable and tax-exempt bonds is taxable as ordinary income, not as excludable income. Under current law, net long-term capital gains realized by an individual on assets held for more than 12 months will generally be taxed at a maximum rate of 20%. The rate applicable to corporations is 35%.

     Since each Fund's gross income is ordinarily expected to be tax-exempt interest income, it is not expected that the 70% dividends-received deduction for corporations will be applicable. Specific questions should be addressed to the investor's own tax adviser.

     Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions (if any) and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, each investor must certify on the application, or on a separate form supplied by the Funds' transfer agent, that the investor's social security number or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding.

     Set forth below are brief descriptions of the personal income tax status of an investment in each of the Funds under New York, Pennsylvania, Connecticut and New Jersey tax laws currently in effect. Income from a Fund is not necessarily free from state income taxes in states other than its designated state. State laws differ on this issue, and shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local laws.

     EVERGREEN NEW YORK TAX FREE FUND. Individual shareholders of the Fund who are subject to New York State and New York City personal income tax will not be subject to New York State and New York City personal income tax on dividends paid by the Fund to the extent that they are derived from interest on obligations of the State of New York and its political subdivisions that is exempt from federal income tax, provided that the Fund continues to qualify as a regulated investment company ("RIC") under the Code and at the end of each quarter at least 50% of the value of its total assets consists of obligations that are exempt from federal income tax. In addition, dividends derived from interest on debt obligations issued by certain other governmental entities (for example, U.S. territories) will be similarly exempt.

     For New York State and New York City personal income tax purposes, long-term capital gain distributions are taxable as long-term capital gains regardless of the length of time shareholders have owned their shares in the Fund. Short-term capital gains and any other taxable distributions of income are taxable as ordinary income. Shareholders of the Fund may not deduct interest on indebtedness they incur or continue in order to purchase or carry shares of the Fund for New York State or New York City personal income tax purposes.

     To the extent that investors are obligated to pay state or local taxes outside the State of New York, dividends earned by an investment in the Fund may represent taxable income. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York State corporate franchise taxes and to the New York City general corporation tax, if received by a corporation subject to those taxes, to state taxes in states other than New York and to local taxes in cities other than New York City. The interest income that is distributed by the Fund will generally not be taxable to the Fund for purposes of the New York State corporate franchise tax or the New York City general corporation tax.

     EVERGREEN PENNSYLVANIA TAX FREE FUND. Individual shareholders of the Fund who are subject to the Pennsylvania personal income tax, as either residents or non-residents of the Commonwealth of Pennsylvania, will not be subject to Pennsylvania personal income tax on distributions of interest made by the Fund that are attributable to (1) obligations issued by the Commonwealth of Pennsylvania, any public authority, commission, board or agency created by the Commonwealth of Pennsylvania, any political subdivision of the Commonwealth of Pennsylvania or any public authority created by any such political subdivision (collectively, "Pennsylvania Obligations"); and (2) obligations of the U.S. and certain qualifying agencies, instrumentalities, territories and possessions of the U.S., the interest from which are statutorily free from state taxation in the Commonwealth of Pennsylvania under the laws of the Commonwealth or the U.S. (collectively, "U.S. Obligations"). Distributions attributable to most other sources will not be exempt from Pennsylvania personal income tax. Distributions of gains attributable to Pennsylvania Obligations and U.S. Obligations (collectively "Exempt Obligations") will be subject to the Pennsylvania personal income tax.

     Shares of the Fund that are held by individual shareholders who are Pennsylvania residents subject to the Pennsylvania county personal property tax will be exempt from such tax to the extent that the Fund's portfolio consists of Exempt Obligations on the annual assessment date. Nonresidents of the Commonwealth of Pennsylvania are not subject to the Pennsylvania county personal property tax. Corporations are not subject to Pennsylvania personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations are not taxable for purposes of the Philadelphia School District investment income tax provided that the Fund reports to its investors the percentage of Exempt Obligations held by it for the year. The Fund will report such percentage to its shareholders.

     Distributions of interest, but not gains, realized on Exempt Obligations are not subject to the Pennsylvania corporate net income tax. The Pennsylvania Department of Revenue also takes the position that shares of funds similar to the Fund are not considered exempt assets of a corporation for the purpose of determining its capital stock value subject to the Commonwealth's capital stock and franchise taxes.

     EVERGREEN CONNECTICUT TAX FREE FUND. Exempt-interest dividends paid by the Fund, to the extent such dividends are exempt from federal income tax and are derived from interest payments on municipal securities of the State of Connecticut and its political subdivisions, instrumentalities, state or local authorities, districts or similar public entities created under Connecticut law, are not subject to the Connecticut income tax on individuals, trusts and estates. Long-term capital gain dividends are also not subject to the Connecticut income tax to the extent derived from securities issued by such entities. Ordinary income dividends are subject to the Connecticut income tax. Distributions from the Fund to shareholders subject to the Connecticut corporation business tax are included in gross income for purposes of the corporation business tax, but a dividends received deduction may be available for a portion thereof except to the extent such distributions constitute exempt-interest dividends or capital gain dividends for federal income tax purposes.

     EVERGREEN NEW JERSEY TAX FREE INCOME FUND. For individual shareholders in any year in which the Fund satisfies the requirements for treatment as a "qualified investment fund" under New Jersey law, distributions from the Fund will be exempt from the New Jersey Gross Income Tax to the extent such distributions are attributable to interest or gains from (i) obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, corporate body or political subdivision of New Jersey or
(ii) obligations that are otherwise statutorily exempt from state or local taxation or under the laws of the United States. To be classified as a qualified investment fund, at least 80% of the Fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the Fund continues to qualify as a qualified investment fund, any gain realized on the redemption or sale of its shares will not be subject to the New Jersey gross income tax. Corporate shareholders will be subject to a corporate franchise tax on distributions from and on gains from sales of the shares in the Fund. The Fund shares are not subject to property taxation by New Jersey or its political subdivisions.

     Statements describing the tax status of shareholders' dividends and distributions will be mailed annually by the Funds. These statements will set forth the amount of income exempt from federal and if applicable, state taxation, and the amount, if any, subject to federal and state taxation. Moreover, to the extent necessary, these statements will indicate the amount of exempt-interest dividends which are a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax law of any state or local taxing authority.

     The foregoing discussion of federal and certain state income tax consequences is based on tax laws and regulations in effect on the date of this prospectus and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the SAI.

GENERAL INFORMATION

Portfolio Turnover. The portfolio turnover rates for each Fund are set forth under "Financial Highlights."

Portfolio Transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of broker-dealers to enter into portfolio transactions with the Fund.

Other Classes of Shares. EVERGREEN CONNECTICUT MUNICIPAL BOND FUND and EVERGREEN NEW JERSEY TAX FREE INCOME FUND each offer three classes of shares, Class A, Class B and Class Y. EVERGREEN NEW YORK TAX FREE FUND and EVERGREEN PENNSYLVANIA TAX FREE FUND each offer four classes of shares, Class A, Class B, Class C and Class Y shares and may in the future offer additional classes. Class Y shares are the only class of shares offered by this prospectus and are only available to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset Management Corporation,
(ii) certain institutional investors and (iii) investment advisory clients of FUNB or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and distribution related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares. Investors should telephone (800) 343-2898 to obtain more information on other classes of shares.

Performance Information. From time to time, a Fund may quote its "total return" or "yield" for specified periods in advertisements, reports, or other communications to shareholders. Total return and yield are computed separately for each class of shares. Performance data for one or more classes may be included in any advertisement or sales literature using performance data of a Fund. A Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the SEC, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purposes of computing total return, dividends and capital gains distributions paid on shares of a Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases of the Fund's shares are assumed to have been paid.

     Yield is a way of showing the rate of income a Fund earns on its investments as a percentage of the Fund's share price. A Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, a Fund's yield may not equal its distribution rate, the income paid to your account or the income reported in the Fund's financial statements. To calculate yield, a Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on the Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.

     Total returns are based on the overall dollar or percentage change in the value of a hypothetical investment in a Fund. A Fund's total return shows its overall change in value including changes in share prices and assumes all of a Fund's distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a Fund's return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, the Fund may separate its cumulative and average annual total returns into income results and realized and unrealized gain or loss.

     A Fund may also quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yields. A tax-equivalent yield is calculated by dividing a Fund's tax-exempt yield by the result of one minus a stated federal tax rate. If only a portion of a Fund's income was tax-exempt, only that portion is adjusted in the calculation.

     Performance data may be included in any advertisement or sales literature of a Fund. These advertisements may quote performance rankings or ratings of a Fund by financial publications or independent organizations such as Lipper Analytical Services, Inc. and Morningstar, Inc. or may compare a Fund's performance to various indices. A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest 12-month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be indicative of future results.

     In marketing the Funds' shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. EDI may also reprint, and use as advertising and sales literature, articles from Evergreen Events, a quarterly magazine provided to Evergreen fund shareholders.

Year 2000 Risks. Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Funds' investment advisers and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Funds' investment advisers are taking steps to address the Year 2000 Problem with respect to the computer systems that they use and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.

Additional Information. This prospectus and the SAI, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

INVESTMENT ADVISER
First Union National Bank, 201 South College Street, Charlotte, North Carolina 28288

Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034

CUSTODIAN
State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827

TRANSFER AGENT
Evergreen Service Company, P.O. Box 2121, Boston, Massachusetts, 02116-5034

LEGAL COUNSEL
Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036

INDEPENDENT AUDITORS
KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110

DISTRIBUTOR
Evergreen Distributor, Inc., 125 West 55th Street, New York, New York 10019


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                            EVERGREEN MUNICIPAL TRUST

                               200 Berkeley Street
                           Boston, Massachusetts 02116
                                 (800) 633-2700

                      EVERGREEN STATE MUNICIPAL BOND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                                 August 1, 1998

           Evergreen California Tax Free Fund (the "California Fund")
        Evergreen Massachusetts Tax Free Fund (the "Massachusetts Fund")
             Evergreen Missouri Tax Free Fund (the "Missouri Fund")
             Evergreen New York Tax Free Fund (the "New York Fund")
         Evergreen Pennsylvania Tax Free Fund (the "Pennsylvania Fund")
       Evergreen Connecticut Municipal Bond Fund (the "Connecticut Fund")
        Evergreen New Jersey Tax Free Income Fund (the "New Jersey Fund")
                     (Each a "Fund"; together, the "Funds")

                 Each Fund is a series of an open-end management
                      investment company known as Evergreen
                         Municipal Trust (the "Trust").



     This Statement of Additional Information ("SAI") pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the prospectuses dated August 1, 1998 for the Fund in which you are making or contemplating an investment. The Funds are offered through two separate prospectuses: one offering Class A and Class B shares of each Fund and Class C shares of each Fund except the Connecticut Fund and the New Jersey Fund, and one offering Class Y shares of the New York Fund, the Pennsylvania Fund, the Connecticut Fund and the New Jersey Fund. You may obtain either of these prospectuses from Evergreen Distributor, Inc.

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                                TABLE OF CONTENTS



INVESTMENT POLICIES..........................................................3..
         Fundamental Investment Policies.....................................3..
         Additional Information on Securities and Investment Practices.......5
MANAGEMENT OF THE TRUST......................................................12
PRINCIPAL HOLDERS OF FUND SHARES.............................................15
INVESTMENT ADVISORY AND OTHER SERVICES.......................................21
         Investment Advisers.................................................21.
         Investment Advisory Agreements......................................22
         Distributor.........................................................22.
         Distribution Plans and Agreements...................................23
         Additional Service Providers........................................24
BROKERAGE....................................................................25
           Selection of Brokers..............................................25
         Brokerage Commissions...............................................25.
         General Brokerage Policies..........................................26.
TRUST ORGANIZATION...........................................................26.
         Form of Organization................................................26.
         Description of Shares...............................................26
         Voting Rights.......................................................26.
         Limitation of Trustees' Liability...................................27.
PURCHASE, REDEMPTION AND PRICING OF SHARES...................................27
         How the Funds Offer Shares to the Public............................27
         Contingent Deferred Sales Charge....................................28.
         Sales Charge Waivers or Reductions..................................29.
         Exchanges...........................................................31.
         Calculation of Net Asset Value Per Share ("NAV") ...................31
         Valuation of Portfolio Securities...................................31
         Shareholder Services................................................31.
PRINCIPAL UNDERWRITER........................................................32.
ADDITIONAL TAX INFORMATION...................................................33
         Requirements for Qualification as a Regulated Investment Company....33
         Taxes on Distributions..............................................33.
         Taxes on the Sale or Exchange of Fund Shares........................34
         Other Tax Considerations............................................35.
FINANCIAL INFORMATION........................................................36.
ADDITIONAL INFORMATION.......................................................40.
APPENDIX A...................................................................A-1
APPENDIX B...................................................................B-1
APPENDIX C...................................................................C-1
APPENDIX D...................................................................D-1
APPENDIX E...................................................................E-1
APPENDIX F...................................................................F-1
APPENDIX G...................................................................G-5
APPENDIX H...................................................................H-1
APPENDIX I...................................................................I-1

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                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

     Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940 (the"1940 Act"). Where necessary, an explanation beneath a fundamental policy describes a Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy change, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

         1. Diversification

     Each Fund may not make any investment that is inconsistent with its classification as a non-diversified investment company under the 1940 Act.

         Further Explanation of Non-Diversified Funds:

     All of the Funds are classified as "non-diversified". A non-diversified management investment company may have no more than 25% of its total assets invested in the securities (other than United States ("U.S.") government securities or the shares of other regulated investment companies) of any one issuer and must invest 50% of its total assets under the 5% of its assets and 10% of outstanding voting securities tests applicable to diversified Funds. The test for diversified Funds requires that Fund cannot purchase securities of an issuer if the purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, except U.S. government securities, or if the purchase would cause more than 10% of outstanding voting securities of any one issuer to be held in the Fund's portfolio. Most Funds apply this limitation to 75% of their total assets.

         2.  Concentration

     Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

     Each Fund may not invest more than 25% of its total assets, taken at market value , in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

     Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.  Borrowing

     Each Fund may not borrow money, except to the extent permitted by applicable law.
                                                                 4

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         Further Explanation of Borrowing Policy:

     Each Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from banks or others. Each Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed). Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.  Underwriting

     Each Fund may not underwrite securities of other issuers, except insofar as each Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

     Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

     Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that each Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

     Each Fund may not make loans to other persons, except that each Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

     To generate income and offset expenses, each Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay each Fund any income accruing on the security. Each Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect each Fund and its shareholders.

     When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. Each Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. Each Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. Each Fund may pay reasonable fees in connection with such loans.

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         9.  Investment in Federally Tax Exempt Securities


     Each Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission or its staff concerning investment in tax-exempt securities for funds with the words tax exempt, tax free or municipal in their names.

          ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT PRACTICES

     The investment objective of each Fund and a description of the securities in which each Fund may invest is set forth in the Funds' prospectuses. The following expands upon the discussion in the prospectuses regarding certain investments of each Fund.

Municipal Bonds

     The Funds may invest in municipal bonds of any state, territory or possession of the U.S. including the District of Columbia. The Funds may also invest in municipal bonds of any political subdivision, agency or instrumentality (e.g., counties, cities, towns, villages, districts, authorities) of the U.S. or its possessions. Municipal bonds are debt instruments issued by or for a state or local government to support its general financial needs or to pay for special projects such as airports, bridges, highways, public transit, schools, hospitals, housing and water and sewer works. Municipal bonds may also be issued to refinance public debt.

     Municipal bonds are mainly divided between "general obligation" and "revenue" bonds. General obligation bonds are backed by the full faith and credit of governmental issuers with the power to tax. They are repaid from the issuer's general revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Enforcement of payments due under general obligation bonds varies according to the law applicable to the issuer. In contrast, revenue bonds are supported only by the revenues generated by the project or facility.

     The Funds may also invest in industrial development bonds. Such bonds are usually revenue bonds issued to pay for facilities with a public purpose operated by private corporations. The credit quality of industrial development bonds is usually directly related to the credit standing of the owner or user of the facilities. To qualify as a municipal bond, the interest paid on an industrial development bond must qualify as fully exempt from federal income tax. However, the interest paid on an industrial development bond may be subject to the federal alternative minimum tax.

     The yields on municipal bonds depend on such factors as market conditions, the financial condition of the issuer and the issue's size, maturity date and rating. Municipal bonds are rated by Standard & Poor's Ratings Group ("S&P"),
Moody's Investors Service ("Moody's") and Fitch IBCA, Inc. ("Fitch"). Such ratings, however, are opinions, not absolute standards of quality. Municipal bonds with the same maturity, interest rate and rating may have different yields, while municipal bonds with the same maturity and interest rate, but different ratings, may have the same yield. Once purchased by a Fund, a municipal bond may cease to be rated or receive a new rating below the minimum required for purchase by a Fund. Neither event would require a Fund to sell the bond, but a Fund's Adviser (as defined later) would consider such events in determining whether a Fund should continue to hold it.

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     The ability of a Fund to achieve its investment  objective depends upon the continuing ability of issuers of municipal bonds to pay interest and principal when due. Municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Such laws extend the time for payment of principal and/or interest, and may otherwise restrict a Fund's ability to enforce its rights in the event of default. Since there is generally less information available on the financial condition of municipal bond issuers compared to other domestic issuers of securities, a
Fund's  investment   adviser  may  lack  sufficient   knowledge  of  an  issue's
weaknesses. Other influences, such as litigation, may also materially affect the ability of an issuer to pay principal and interest when due. In addition, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by a Fund.

     From time to time, Congress has considered restricting or eliminating the federal income tax exemption for interest on municipal bonds. Such actions could materially affect the availability of municipal bonds and the value of those already owned by a Fund. If such legislation were passed, the Trust's Board of Trustees may recommend changes in a Fund's investment objectives and policies or dissolution of a Fund.

U.S. Government Securities

     Each Fund may invest in securities issued or guaranteed by U.S. government agencies or instrumentalities.

     These securities are backed by (1) the discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities or
(2) the credit of the agency or instrumentality issuing the obligations.

     Some government agencies and instrumentalities may not receive financial support from the U.S. government. Examples of such agencies are:

            (i) Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks and Banks for Cooperatives;

            (ii)    Farmers Home Administration;

            (iii)   Federal Home Loan Banks;

            (iv)    Federal Home Loan Mortgage Corporation;

            (v)     Federal National Mortgage Association; and

            (vi)    Student Loan Marketing Association.


Securities Issued by the Government National Mortgage Association ("GNMA")

     The Funds may invest in securities issued by the GNMA, a corporation wholly-owned by the U.S. government. GNMA securities or "certificates" represent ownership in a pool of underlying mortgages. The timely payment of principal and interest due on these securities is guaranteed.

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     Unlike  conventional  bonds, the principal on GNMA certificates is not paid at maturity but over the life of the security in scheduled monthly payments. While mortgages pooled in a GNMA certificate may have maturities of up to 30 years, the certificate itself will have a shorter average maturity and less principal volatility than a comparable 30-year bond.

     The market value and interest yield of GNMA certificates can vary due not only to market fluctuations, but also to early prepayments of mortgages within the pool. Since prepayment rates vary widely, it is impossible to accurately predict the average maturity of a GNMA pool. In addition to the guaranteed principal payments, GNMA certificates may also make unscheduled principal payments resulting from prepayments on the underlying mortgages.

     Although GNMA certificates may offer yields higher than those available from other types of U.S. government securities, they may be less effective as a means of locking in attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, prepayments are likely to increase as the holders of the underlying mortgages seek refinancing. As a result, the value of a GNMA certificate is not likely to rise as much as the value of a comparable debt security would in response to the same decline. In addition, these prepayments can cause the price of a GNMA certificate originally purchased at a premium to decline in price compared to its par value, which may result in a loss.

Virgin Islands, Guam and Puerto Rico

     Each Fund may invest in obligations of the governments of the Virgin Islands, Guam and Puerto Rico to the extent such obligations are exempt from the income or intangibles taxes, as applicable, of the state for which a Fund is named. Each Fund does not presently intend to invest more than (a) 5% of its net assets in the obligations of each of the Virgin Islands and Guam or (b) 25% of its net assets in the obligations of Puerto Rico. Accordingly, a Fund may be adversely affected by local political and economic conditions and developments within the Virgin Islands, Guam and Puerto Rico affecting the issuers of such obligations.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

     The Funds may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

     The Funds may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

     Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, a Fund will hold liquid assets worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

     Purchases made under such conditions are a form of leveraging and may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to a Fund. In addition, when a Fund engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to

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perform its obligations, a Fund may miss the opportunity to obtain a security at a favorable price or yield.

Repurchase Agreements

     The Funds may enter into repurchase agreements with entities that are registered as U.S. government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the Adviser to be creditworthy. In a repurchase agreement, a Fund obtains a security and simultaneously commits to return the security to the seller at a set price (including principal and interest) within a period of time usually not exceeding seven days. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

     The Funds' custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, a Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. Each Fund's Adviser believes that under the regular procedures normally in effect for custody of a Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of a Fund and allow retention or disposition of such securities. The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Adviser to be creditworthy pursuant to guidelines established by the Board of Trustees.

Reverse Repurchase Agreements

     As described herein, the Funds may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

     The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

     When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Options

     Each Fund may buy or sell (i.e., write) put and call options on securities it holds or intends to acquire. The Funds may also buy and sell options on financial futures contracts. Each Fund will use options as a hedge against decreases or increases in the value of securities it holds or intends to acquire. The Funds may purchase put and call options for the purpose of offsetting previously written put and call options of the same series.

     The Funds may write only covered options. With regard to a call option, this means that a Fund will own, for the life of the option, the securities subject to the call option. Each Fund will cover put options by holding, in a segregated account, liquid assets having a value equal to or greater than the price of securities subject to the put option. If a Fund is unable to effect a closing purchase transaction with respect to the covered options it has sold, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised.

Futures Transactions

     Each Fund may enter into financial futures contracts and write options on such contracts. Each Fund intends to enter into such contracts and related options for hedging purposes. Each Fund will enter into futures contracts on securities or index-based futures contracts in order to hedge against changes in interest or exchange rates or securities prices. A futures contract on securities is an agreement to buy or sell securities at a specified price during a designated month. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. A Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

     Each Fund may sell or purchase futures contracts. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of the underlying securities declines and to fall when the value of such securities increases. Thus, each Fund would sell futures contracts in order to offset a possible decline in the value of its securities. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities increases and to fall when the value of such securities declines. Each Fund intends to purchase futures contracts in order to establish what is believed by the Adviser to be a favorable price and rate of return for securities a Fund intends to purchase.

     Each Fund also intends to purchase put and call options on futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by a Fund would give it the right to assume a position as the purchaser of a futures contract. The purchase of an option on a futures contract requires a Fund to pay a premium. In exchange for the premium, a Fund becomes entitled to exercise the benefits, if any, provided by the futures contract, but is not required to take any action under the contract. If the option cannot be exercised profitably before it expires, a Fund's loss will be limited to the amount of the premium and any transaction costs.

     Each Fund may enter into closing purchase and sale transactions in order to terminate a futures contract and may sell put and call options for the purpose of closing out its options positions. A Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that a Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.

     Although futures and options transactions are intended to enable a Fund to manage market, interest rate or exchange rate risk, unanticipated changes in interest rates or market prices could result in poorer performance than if it had not entered into these transactions. Even if the Adviser correctly predicts interest rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. This lack of correlation between a Fund's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying a Fund's futures position and the securities held by or to be purchased for a Fund. Each Fund's Adviser will attempt to minimize these risks through careful selection and monitoring of the Fund's futures and options positions.

     The Funds do not intend to use futures transactions for speculation or leverage. Each Fund has the ability to write options on futures, but currently intends to write such options only to close out options purchased by the Fund. Each Fund will not change these policies without supplementing the information in the prospectuses and SAI.

     Each Fund will not maintain open positions in futures contracts it has sold or call options it has written on futures contracts if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of its securities portfolio plus or minus the unrealized gain or loss on those open positions, adjusted for the correlation of volatility between the hedged securities and the futures contracts. If this limitation is exceeded at any time, each Fund will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

"Margin" in Futures Transactions

     Unlike the purchase or sale of a security, the Funds do not pay or receive money upon the purchase or sale of a futures contract. Rather, each Fund is required to deposit an amount of "initial margin" in cash or U.S. Treasury bills with its custodian (or the broker, if legally permitted). The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by a Fund to finance the transactions. Initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to a Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied.

     A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, a Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market". Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing its daily net asset value, a Fund will mark-to-market its open futures positions. Each Fund is also required to deposit and maintain margin when it writes call options on futures contracts.

Below Investment Grade Bonds

     Each Fund may invest up to 20% of its assets in lower rated bonds but will not invest in bonds rated below B. (For more information about bond ratings, see Appendices H and I.) Bonds rated below BBB by S&P or Fitch or below Baa by Moody's, commonly known as "junk bonds," offer high yield, but also high risk. While investments in junk bonds provide opportunities to maximize return over time, they are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Investors should be aware of the following risks:

     (1) The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates may impair the ability of the issuer to make payments of interest and principal, especially if the issuer is highly leveraged. Such issuer's ability to meet its debt obligations may also be adversely affected by the issuer's inability to meet specific forecasts or the unavailability of additional financing. Also, an economic downturn or an increase in interest rates may increase the potential for default by the issuers of these securities.

     (2) The value of junk bonds may be more susceptible to real or perceived adverse economic or political events than is the case for higher quality municipal bonds.

     (3) The value of junk bonds, like that of other fixed income securities, fluctuates in response to changes in interest rates, generally rising when interest rates decline and falling when interest rates rise. For example, if interest rates increase after a fixed income security is purchased, the security, if sold prior to maturity, may return less than its cost. The prices of junk bonds, however, are generally less sensitive to interest rate changes than the prices of higher-rated bonds, but are more sensitive to news about an issuer or the economy which is, or investors perceive as, negative.

     (4) The secondary market for junk bonds may be less liquid at certain times than the secondary market for higher quality bonds, which may adversely effect
(a) the bond's market price, (b) a Fund's ability to sell the bond, and (c) a Fund's ability to obtain accurate market quotations for purposes of valuing its assets.


Illiquid and Restricted Securities

     Each Fund may not invest more than 15% of its net assets in securities that are illiquid. A security is illiquid when a Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

     Each Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to be traded freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining a Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Investment in Other Investment Companies

     Each Fund may purchase the shares of other investment companies to the extent permitted under the 1940 Act. Currently, each Fund may not: (1) own more than 3% of the outstanding voting stock of another investment company; (2) invest more than 5% of its assets in any single investment company; and (3) invest more than 10% of its assets in investment companies. However, each Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

Short Sales

     Each Fund may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. Each Fund may effect a short sale in connection with an underwriting in which a Fund is the participant.


                             MANAGEMENT OF THE TRUST

     Set forth below are the Trustees and officers of the Trust and their principal occupations and some of their affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex.

Name                                 Position with Trust             Principal Occupations for Last Five Years
-------------------------------      --------------------------      -------------------------------------------------------------
Laurence B. Ashkin                   Trustee                         Real estate developer and construction consultant;
(DOB: 2/2/28)                                                        and President of Centrum Equities and Centrum
                                                                     Properties, Inc.

Charles A. Austin III                Trustee                         Investment Counselor to Appleton Partners, Inc.;
(DOB: 10/23/34)                                                      and former Managing Director, Seaward
                                                                     Management
Company (investment advice).
K. Dun Gifford                       Trustee                         Trustee, Treasurer and Chairman of the Finance
(DOB: 10/12/38)                                                      Committee, Cambridge College; Chairman Emeritus
                                                                     and Director, American Institute of Food and Wine; Chairman
                                                                     and President, Oldways Preservation and Exchange Trust
                                                                     (education); former Chairman of the  Board, Director,and
                                                                     Executive Vice President, The London Harness Company; former
                                                                     Managing Partner, Roscommon Capital Corp.; former Chief
                                                                     Executive Officer, Gifford Gifts of Fine Foods; and former
                                                                     Chairman, Gifford, Drescher & Associates (environmental
                                                                     consulting).

James S. Howell                      Chairman of the                 Former Chairman of the Distribution Foundation for
(DOB: 8/13/24)                       Board of  Trustees              the Carolinas; and former Vice President of Lance
                                                                     Inc. (food manufacturing).
                                                      12



Name                                 Position with Trust             Principal Occupations for Last Five Years
-------------------------------      --------------------------      -------------------------------------------------------------
Leroy Keith, Jr.                     Trustee                         Chairman of the Board and Chief Executive Officer, Carson
                                                                     Products Company; Director of Phoenix Total Return Fund and
                                                                     Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix
                                                                     Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; and
                                                                     former President, Morehouse College.

Gerald M. McDonnell                  Trustee                         Sales Representative with Nucor-Yamoto, Inc.
(DOB: 7/14/39)                                                       (steel producer).

Thomas  L. McVerry                   Trustee                         Former Vice President and Director of Rexham
(DOB: 8/2/39)                                                        Corporation; and former Director of Carolina
                                                                     Cooperative Federal Credit Union.

William Walt  Pettit                 Trustee                         Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)

David M. Richardson                  Trustee                         Vice Chair and former Executive Vice President,
(DOB: 9/14/41)                                                       DHR International, Inc. (executive recruitment);
                                                                     former Senior Vice President, Boyden International
                                                                     Inc. (executive recruitment); and Director,
                                                                     Commerce and Industry Association of New
                                                                     Jersey, 411 International, Inc., and J&M Cumming Paper Co.

Russell A. Salton, III MD            Trustee                         Medical Director, U.S. Health Care/Aetna Health
(DOB: 6/2/47)                                                        Services; former Managed Health Care Consultant;
                                                                     and former President, Primary Physician Care.

Michael S. Scofield                  Trustee                         Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)

Richard J. Shima                     Trustee                         Former Chairman, Environmental Warranty, Inc.
(DOB: 8/11/39)                                                       (insurance agency); Executive Consultant, Drake
                                                                     Beam Morin, Inc. (executive outplacement); Director of
                                                                     Connecticut Natural Gas Corporation, Hartford Hospital, Old
                                                                     State House Association, Middlesex Mutual Assurance Company,
                                                                     and Enhance Financial Services, Inc.; Chairman, Board of
                                                                     Trustees, Hartford Graduate Center; Trustee, Greater Hartford
                                                                     YMCA; former Director, Vice Chairman and Chief Investment
                                                                     Officer, The Travelers Corporation; former Trustee, Kingswood-0
                                                                     Oxford School; and former Managing Director and Consultant,
                                                                     Russell Miller, Inc.

William J. Tomko*                    President and                   Senior Vice President and Operations Executive,
(DOB:8/30/58)                        Treasurer                       BISYS Fund Services.


                                                      13



Name                                 Position with Trust             Principal Occupations for Last Five Years
-------------------------------      --------------------------      -------------------------------------------------------------
Nimish S. Bhatt*                     Vice President and              Vice President, Tax, BISYS Fund Services; former
(DOB: 6/6/63)                        Assistant Treasurer             Assistant Vice President, Evergreen Asset Management
                                                                     Corp./First Union Bank; former Senior Tax Consulting/Acting
                                                                     Manager, Investment Companies Group, Price Waterhouse LLP, NY.

Bryan Haft*                          Vice President                  Team Leader, Fund Administration, BISYS Fund
(DOB: 1/23/65)                                                       Services

D'Ray Moore*                         Secretary                       Vice President, Client Services, BISYS Fund
(DOB: 3/30/59)                                                       Services

*Address: BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-8001


Trustee Compensation

     Listed below is the Trustee compensation for the fiscal year ended March 31, 1998.

Trustee                       Aggregate             Total Compensation from               Deferred
                              Compensation          Trust and Fund Complex Paid           Compensation of
                              from Trust            to Trustees                           Trustees

Laurence B. Ashkin            $719.99               $72,681.15                            N/A
Charles A. Austin, III        $515.24               $49,296.64                            $7,394.50
K. Dun Gifford                $470.40               $46,060.91                            N/A
James S. Howell               $819.17               $109,570.07                           N/A
Leroy Keith Jr.               $498.25               $46,461.22                            N/A
Gerald M. McDonnell           $767.65               $94,500.33                            $94,500.33
Thomas L. McVerry             $774.27               $96,804.62                            $96,804.62
William Walt Pettit           $712.41               $86,612.76                            $86,612.76
David M. Richardson           $509.42               $48,673.36                            N/A
Russell A. Salton, III        $738.01               $95,030.64                            $95,030.64
Michael S. Scofield           $760.29               $97,793.88                            N/A
Richard J. Shima              $525.80               $67,324.78                            N/A
Robert J. Jeffries*           $143.04               $18,222.42                            N/A
Foster Bam*                   $435.65               $53,235.54                            N/A

*Former Trustee; retired as of December 31, 1997
                                                        14

                        PRINCIPAL HOLDERS OF FUND SHARES

     As of the date of this SAI, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding shares of any class of each Fund.

     Set forth below is information with respect to each person who, to each Fund's knowledge, owned beneficially or of record more than 5% of the outstanding shares of any class of each fund as of June 30, 1998.

California Fund Class A

Peter Bodman and Frances               14.927%
Bodman Ttees
Bodman Family Trust
1325 Pinetree Drive
Frazier Park, CA 93225

MLPF&S for the Sole Benefit of         6.142%
its Customers
4800 Deer Lake Drive E 2nd Flr
Jacksonville, FL 32246

Billie Cheek and Irmgard Cheek         5.769%
Ttees
Cheek Family Trust
PO Box1041
Palm Desert, CA 92261

California Fund Class B

MLPF&S for the Sole Benefit of         17.533%
its Customers
4800 Deer Lake Drive E 2nd Flr
Jacksonville, FL 32246

California Fund Class C

MLPF&S for the Sole Benefit of         36.825%
its Customers
4800 Deer Lake Drive E 2nd Flr
Jacksonville, FL 32246

Victor Edward Rylander                 10.525%
Lucille Rylander Co-ttees
Victor & Lucille Rylander Trust
4102 Caflur Ave
San Diego, CA 92117

Prudential Securities FBO              6.961%
Rakesh C Gupta
Neelam Gupta Co-ttees
FBO Gupta Family Living Trust
Hemet, CA 92544

NFSC FEBO # OKS-714674                 6.460%
Rozene L Kretz
776 Lawrence Drive
Gilroy, GA 95020

Smith Barney Inc                       6.268%
388 Greenwich Street
New York, NY 10013

Richard B Smith                        5.89%
Mary L Smith JT WROS
4853 MT Royal Court
San Diego, CA 92117

Massachusetts Fund Class A

Richard Nakashian                      10.208%
PO Box 3150
Pocasset, MA 02559

Margaret Vogel                         9.027%
Keystone Trust Company Trustee
c/o Youville Place
10 Pelham Road #306
Lexington, MA 02173

Ida R. Rodriguez                       7.931%
Keystone Trust Company Trustee
58 Helen Road
Needham, MA 02192

Bertha M Beauchemin                    6.924%
Keystone Trust Company Trustee
c/o Youville Place
10 Pelham Road #306
Lexington, MA 02173

Frank J. Pusateri and Helen C          6.016%
Pusateri Ttees
Pusateri Family Trust
1682 Dawes Road NE
Palm Bay, FL 32905

Ralph J Spuehler Jr and Sarah E        5.987%
Spuehler JT TEN
36 Bridle Path
Sudbury, MA 01776

Marion E Taylor Ttee                   5.603%
Marion E Taylor Trust
10 Longwood Drive Apt 305
Westwood, MA 02090

Massachusetts Fund Class C

Salvatore M Moscarello                 8.65%
Irene A Moscarello JT TEN
24 Van Norden Road
Reading, MA 01867

Malcolm F Groves & Jean N              6.652%
Groves Ttees Malcolm F Groves
Rev Living Trust
80 Indian Hill Road
Cummaquid, MA 02367

William Ripley c/o Eastern             5.588%
Environmental Services Inc
45 Accord Park Drive
Norell, MA 02061

Jean J Shaughnessey & Paul F           5.371%
Shaughnessey JT TEN
76 Parkhurst Drive
Westford, MA 01886

John Pierce and Marie Pierce           5.357%
JT TEN
424 King's Town Way
Duxbury, MA 02332

Missouri Fund Class A

MLPF&S for the Sole Benefit of         47.973%
its Customers
4800 Deer Lake Drive E 2nd Flr
Jacksonville, FL 32246

Missouri Fund Class B

MLPF&S for the Sole Benefit of         29.178%
its Customers
4800 Deer Lake Drive E 2nd Flr
Jacksonville, FL 32246

Missouri Fund Class C

MLPF&S for the Sole Benefit of         23.222%
its Customers
4800 Deer Lake Drive E 2nd Flr
Jacksonville, FL 32246

Painewebber for the benefit of         20.266%
Dorothy K Pruett Trustee
Dorothy K Pruett Revocable
c/o Mid America Mortgage
8645 College Blvd
Overland Park, KS 66210

Felicia L Bart                         5.862%
Vern E Alexander JT WROS
6501 Twin Springs Road
Parkville, MO 64152

Robert L Beckmann                      5.776%
Carol A Beckmann JT TEN
940 Sherman Lane
Florissant , MO 63031

Painewebber for the benefit of         5.031%
Joseph Henry Children Trust
Edwin C Hogueland Ttee
Donnelly Meiners Jordan Kline
4600 Madison Suite 1100
Kansas City, MO 64112

New York Fund Class A

MLPF&S for the Sole Benefit of         6.889%
its Customers
4800 Deer Lake Drive E 2nd Flr
Jacksonville, FL 32246

Prudential Securities Inc FBO          5.524%
Ms Sandra M Franck
c/o Ragtime #3
214 W 43rd ST
New York, NY 10036

New York Fund Class B

MLPF&S for the Sole Benefit of         13.138%
its Customers
4800 Deer Lake Drive E 2nd Flr
Jacksonville, FL 32246

New York Fund Class C

Bear Stearns Securities Corp           16.729%
FBO 626 60277 10
1 Metrotech Center North
Brooklyn, NY 11201

Carol T Whitman                        13.250%
PO Box 43
Whippleville, NY 12995

Carol L Moore                          9.903%
Rt 2 Box 1055
Chateaugay, NY 12920

MLPF&S for the Sole Benefit of         6.933%
its Customers
4800 Deer Lake Drive E 2nd Flr
Jacksonville, FL 32246

Henry W Demoy JT WROS                  6.231%
Patricia K Demoy JT WROS
Rd 2 King Road
Cambridge, NY 12816

Pennsylvania Fund Class A

MLPF&S for the Sole Benefit of         5.061%
its Customers
4800 Deer Lake Drive E 2nd Flr
Jacksonville, FL 32246

Pennsylvania Fund Class B

MLPF&S for the Sole Benefit of         10.003%
its Customers
4800 Deer Lake Drive E 2nd Flr
Jacksonville, FL 32246

Pennsylvania Fund Class C

MLPF&S for the Sole Benefit of         23.082%
its Customers
4800 Deer Lake Drive E 2nd Flr
Jacksonville, FL 32246

Pennsylvania Fund Class Y

First Union Natl Bank                  98.730%
BK/EB/INT Cash Acct
Attn Trust Oper Fd Grp
401 S Tryon Street 3rd flr
CMG 1151
Charlotte, NC 28202

Connecticut Fund Class A

First Union Brokerage Services         38.615%
Crown Realty LLC
PO Box 2-224 Devon Station
Milford, CT 06460

Rose Santoro                           26.660%
Bruce A McEntee JTWROS
19 Mitchell Ave
Waterbury, CT 06460

First Union Brokerage Services         16.179%
FBO Catharina Vandestadt
201 S College 5th floor
Charlotte, NC 28202

Bertram M Metter                       13.251%
41 Nutmeg Drive
Greenwich, CT 06831

Connecticut Fund Class B

First Union Brokerage Services         54.115%
Stewart Monroe Jr
92 Silver Spring Road
Wilton, CT 06897

First Union Brokerage Services         19.733%
Kathleen K Delaney
14 Smoke Hill Road
Stamford, CT 06903

First Union Brokerage Services         10.950%
FBO Henry F Goetz
201 S College 5th floor
Charlotte, NC 28202

First Union Brokerage Services         6.833%
William A Cotter
68 St Andrews Ave
East Haven, CT 06512

Connecticut Fund Class Y

First Union Natl Bank                  99.834%
BK/EB/INT Cash Acct
Attn Trust Oper Fd Grp
401 S Tryon Street 3rd flr
CMG 1151
Charlotte, NC 28202

New Jersey Fund Class Y

First Union Natl Bank                  96.536%
Trust Accounts
Attn Ginny Batten
401 S Tryon Street 3rd flr
CMG 1151
Charlotte, NC 28202



                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISERS

     The investment adviser (an "Adviser") to the California Fund, the Massachusetts Fund, the Missouri Fund, the New York Fund, and the Pennsylvania Fund is Keystone Investment Management Company ("Keystone"), 200 Berkeley Street, Boston, Massachusetts, 02116-5034, a subsidiary of First Union National Bank ("FUNB"), 201 South College Street, Charlotte, North Carolina 28288-0630. FUNB is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered at 301 South College Street, Charlotte, North Carolina 28288- 0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States. Each Fund pays Keystone a fee for its services at the annual rate set forth below:

                                             Aggregate Net
                                             Asset Value
                                             of the Shares
Management Fee                               of the Fund
-------------------------------              ------------------------------
0.55% of the first                           $  50,000,000, plus
0.50% of the next                            $  50,000,000, plus
0.45% of the next                            $100,000,000, plus
0.40% of the next                            $100,000,000, plus
0.35% of the next                            $100,000,000, plus
0.30% of the next                            $100,000,000, plus
0.25% of amounts over                        $500,000,000.

The Adviser's fee is computed as of the close of business each business day and payable monthly.

     The investment adviser (also an "Adviser") to the Connecticut Fund and to the New Jersey Fund is the Capital Management Group ("CMG") of FUNB. The Connecticut Fund pays CMG a fee for its services at the annual rate of 0.60% of the average daily net assets. The New Jersey Fund pays CMG a fee for its services at the annual rate set forth below:

                                             Aggregate Net
                                             Asset Value
                                             of the Shares
Management Fee                               of the Fund
-------------------------------              ------------------------------
0.50 of 1% the first                         $  500,000,000, plus
0.45 of 1% the next                          $  500,000,000, plus
0.40 of 1% of amounts over                   $1,000,000,000, plus
0.35 of 1% of amounts over                   $1,500,000,000

computed as of the close of business on each business day.


INVESTMENT ADVISORY AGREEMENTS

     On behalf of each of its Funds, the Trust has entered into an investment advisory agreement with each Adviser (the "Advisory Agreements"). Under the
Advisory Agreements, and subject to the supervision of the Trust's Board of Trustees, each Adviser furnishes to the appropriate Fund investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The Adviser pays for all of the expenses incurred in connection with the provision of its services. Each Fund pays for all charges and expenses, other than those specifically referred to as being borne by the Adviser, including, but not limited to: (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees (Trustees who are not interested persons of a Fund as defined in the 1940 Act); (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan (as applicable); (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of such Fund and its shares with the Securities and
                                                        21

Exchange Commission ("SEC") or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of such Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for such Fund and for the Independent Trustees of the Trust on matters relating to such Fund;
(14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of such Fund. (See also the section entitled "Financial Information.")

     Each Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of each Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. Each Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Transactions Among Advisory Affiliates

     The Trust has adopted procedures pursuant to Rule 17a-7 under the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit a Fund to buy or sell securities from another investment company for which a subsidiary of First Union is an investment adviser. The Rule 17a-7 Procedures also allow the Funds to buy or sell securities from other advisory clients for whom a subsidiary of First Union is an investment adviser. The Funds may engage in such transactions if they are equitable to each participant and consistent with each participant's investment objective.

DISTRIBUTOR

     Evergreen Distributor, Inc. (the "Distributor") markets the Funds through broker-dealers and other financial representatives. Its address is 125 W. 55th Street, New York, NY 10019.

DISTRIBUTION PLANS AND AGREEMENTS

     Distribution fees are accrued daily and paid monthly on Class A, Class B and Class C shares and are charged as class expenses, as accrued. The distribution fees attributable to the Class B and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of a front-end sales charge, while at the same time permitting the Distributor to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares are the same as those of the front-end sales charge and distribution fee with respect to the Class A shares in that in each case the sales charge and/or distribution fee provide for the financing of the distribution of the Fund's shares.

     The National Association of Securities Dealers, Inc. ("NASD") limits the amount that a mutual fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder services fees. The NASD also limits the aggregate amount that a Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the distribution plan, plus interest at the prime rate plus 1.00% on such amounts remaining unpaid from time to time.

     Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to each of its Class A and Class B shares, as well as Class C shares (except in the case of the Connecticut Fund and the New Jersey Fund, (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

     Each Adviser may from time to time from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

     Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

     The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative service and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A, Class B and Class C shares (as applicable). The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of such Class A, Class B and Class C shares and (ii) stimulate administrators to render administrative support services to a Fund and holders of such Class A, Class B and Class C shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding such Class A, Class B and Class C shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as a Fund reasonably requests for its Class A, Class B and Class C shares, as applicable.

     FUNB or its affiliates may finance the payments made by the Distributor to compensate broker/dealers or other persons for distributing shares of a Fund. In the event that a Plan or Distribution Agreement is terminated or not continued with respect to one or more Classes of a Fund, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by a Fund to the Distributor with respect to that Class or Classes, and (ii) a Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution service fees in respect of shares of such Class or Classes through deferred sales charges.

     All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of a Fund's outstanding voting securities, voting separately by Class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution

Agreement may not be amended in order to increase materially the costs that a particular Class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the Class affected. Any Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by Class or by a majority vote of the Independent Trustees, or
(ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, a Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment. (See also the section entitled "Financial Information.")

ADDITIONAL SERVICE PROVIDERS

Administrator

     Evergreen Investment Services, Inc. ("EIS"), 200 Berkeley Street, Boston, Massachusetts 02116-5034, serves as administrator to the Connecticut Fund and the New Jersey Fund, subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive a fee based on the aggregate average daily net assets of the Funds at a rate based on the total assets of all mutual funds advised by First Union subsidiaries and administered by EIS. The fee paid to EIS is calculated in accordance with the following schedule:

    Administration Fee
         0.050%                     on the first $7 billion
         0.035%                     on the next $3 billion
         0.030%                     on the next $5 billion
         0.020%                     on the next $10 billion
         0.015%                     on the next $5 billion, and
         0.010%                     on assets in excess of $30 billion.

Transfer Agent

     Evergreen Service Company ("ESC") a subsidiary of First Union, is the Funds' transfer agent. The transfer agent issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The transfer agent's address is 200 Berkeley Street, Boston, Massachusetts 02116-5034.

Independent Auditors

     KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of each Fund.

Custodian

     State Street Bank and Trust Company is the Funds' custodian. The bank keeps custody of each Fund's securities and cash and performs other related duties. The custodian's address is P.O. Box 9021, Boston, Massachusetts 02205-9827.

Legal Counsel

     Sullivan & Worcester LLP provides legal advice to the Funds. Its address is 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.



                                    BROKERAGE

SELECTION OF BROKERS

     In effecting transactions in portfolio securities for a Fund, each Adviser seeks the best execution of orders at the most favorable prices. Each Adviser determines whether a broker has provided a Fund with best execution and price in the execution of a securities transaction by evaluating, among other things, the broker's ability to execute large or potentially difficult transactions, and the financial strength and stability of the broker.

BROKERAGE COMMISSIONS

     Each Fund expects to buy and sell its fixed-income securities through principal transactions, that is, directly from the issuer or from an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. Usually, when a Fund buys a security from an underwriter, the purchase price will include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

GENERAL BROKERAGE POLICIES

     Each Adviser makes investment decisions for a Fund independently from those of its other clients. It may frequently develop, however, that an Adviser will make the same investment decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, an Adviser will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of a Fund's securities, each Fund believes that in other cases its ability to participate in volume transactions will produce better executions. In order to take advantage of the availability of lower purchase prices, the Funds may occasionally participate in group bidding for the direct purchase from an issuer of certain securities.

     The Board of Trustees periodically reviews each Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.

                               TRUST ORGANIZATION

FORM OF ORGANIZATION

     Each Fund is a series of an open-end management investment company known as "Evergreen Municipal Trust" (the "Trust"). The Trust was formed as a Delaware business trust on September 18, 1997 (the "Declaration of Trust"). A copy of the Declaration of Trust is on file at the SEC as an exhibit to the Trust's Registration Statement, of which this SAI is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

     The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of each Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

VOTING RIGHTS

     Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of each Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.

     After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

LIMITATION OF TRUSTEES' LIABILITY

     The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

HOW THE FUNDS OFFER SHARES TO THE PUBLIC

     You may buy shares of a Fund through the Distributor, broker-dealers that have entered into special agreements with the Distributor or certain other financial institutions. Each Fund offers three or four classes of shares that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you will pay an initial sales charge when you buy a Fund's shares, a contingent deferred sales charge (a "CDSC") when you redeem a Fund's shares or no sales charges at all.

Class A Shares

     With certain exceptions, when you purchase Class A shares you will pay a maximum sales charge of 4.75%. (The prospectus contains a complete table of applicable sales charges and a discussion of sales charge reductions or waivers that may apply to purchases. See also the section in this SAI entitled "Financial Information" for an example of the method of computing the offering price of Class A shares.) If you purchase Class A shares in the amount of $1 million or more, without an initial sales charge, the Funds will charge a CDSC of 1.00% if you redeem during the month of your purchase and the 12-month period following the month of your purchase (see "Contingent Deferred Sales Charge," below).

Class B Shares

     The Funds offer Class B shares at net asset value without an initial sales charge. With certain exceptions, however, the Funds will charge a CDSC on shares you redeem within 72 months after the month of your purchase, in accordance with the following schedule:


         REDEMPTION TIMING                                             CDSC RATE

         Month of purchase and the first twelve-month
         period following the month of purchase............................5.00%
         Second twelve-month period following the month of purchase........4.00%
         Third twelve-month period following the month of purchase.........3.00%
         Fourth twelve-month period following the month of purchase........3.00%
         Fifth twelve-month period following the month of purchase.........2.00%
         Sixth twelve-month period following the month of purchase.........1.00%
         Thereafter........................................................0.00%

     Class B shares that have been outstanding for seven years after the month of purchase will automatically convert to Class A shares without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificate to ESC).

Class C Shares (excluding the Connecticut and New Jersey Funds)

     Class C shares are available only through broker-dealers who have entered into special distribution agreements with the Distributor. The Funds offer Class C shares at net asset value without an initial sales charge. With certain exceptions, however, the Fund will charge a CDSC of

1.00% on shares you redeem within 12-months after the month of your purchase. (See "Contingent Deferred Sales Charge" below).

Class Y Shares (excluding the California, Massachusetts and Missouri Funds)

     No CDSC is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (2) certain institutional investors and (3) investment advisory clients of CMG, Evergreen Asset, Keystone, or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

CONTINGENT DEFERRED SALES CHARGE

     The Funds charge a CDSC as reimbursement for certain expenses, such as commissions or shareholder servicing fees, that it has incurred in connection with the sale of its shares (see "Distribution Plans and Agreements," above). If imposed, the Funds deduct the CDSC from the redemption proceeds you would otherwise receive. The CDSC is a percentage of the lesser of (1) the net asset value of the shares at the time of redemption or (2) the shareholder's original net cost for such shares. If a shareholder requests a redemption, the Fund will seek to minimize the CDSC the shareholder is required to pay by first redeeming shares not subject to a CDSC and, thereafter, redeeming shares held the longest. The CDSC on any redemption is, to the extent permitted by the NASD, paid to the Distributor or its predecessor.

SALES CHARGE WAIVERS OR REDUCTIONS

Reducing Class A Front-end Loads

     With a larger purchase, there are several ways that you can combine multiple purchases of Class A shares in Evergreen funds and take advantage of lower sales charges.

Combined Purchases

     You can reduce your sales charge by combining purchases of Class A shares of multiple Evergreen funds. For example, if you invested $75,000 in each of two different Evergreen funds, you would pay a sales charge based on a $150,000 purchase (i.e., 3.75% of the offering price, rather than 4.75%).

Rights of Accumulation

     You can reduce your sales charge by adding the value of Class A shares of Evergreen funds you already own to the amount of your next Class A investment. For example, if you hold Class A shares valued at $99,999 and purchase an additional $5,000, the sales charge for the $5,000 purchase would be at the next lower sales charge of 3.75%, rather than 4.75%.

Letter of Intent

     You can, by completing the "Letter of Intent" section of the application, purchase Class A shares over a 13-month period and receive the same sales charge as if you had invested all the money at once. All purchases of Class A shares of an Evergreen fund during the period will qualify as Letter of Intent purchases.

Waiver of Initial Sales Charges

     The Funds may sell their shares at net asset value without an initial sales charge to:

         1.       purchasers of shares in the amount of $1 million or more;

         2. a corporate or certain other qualified retirement plan or a non-qualified deferred compensation plan or a Title 1 tax sheltered annuity or TSA plan sponsored by an organization having 100 or more eligible employees (a "Qualifying Plan") or a TSA plan sponsored by a public educational entity having 5,000 or more eligible employees (an "Educational TSA Plan");

         3.       institutional   investors,   which  may  include   bank  trust
                  departments and registered investment advisers;

         4. investment advisers, consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge such clients a management, consulting, advisory or other fee;

         5. clients of investment advisers or financial planners who place trades for their own accounts if the accounts are linked to a master account of such investment advisers or financial planners on the books of the broker-dealer through whom shares are purchased;

         6. institutional clients of broker-dealers, including retirement and deferred compensation plans and the trusts used to fund these plans, which place trades through an omnibus account maintained with a Fund by the broker-dealer;

         7. employees of FUNB, its affiliates, the Distributor, any broker-dealer with whom the Distributor, has entered into an agreement to sell shares of the Funds, and members of the immediate families of such employees;

         8. certain Directors, Trustees, officers and employees of the Evergreen funds, the Distributor or their affiliates and the immediate families of such persons; or

         9. a bank or trust company in a single account in the name of such bank or trust company as trustee if the initial investment in or any Evergreen fund made pursuant to this waiver is at least $500,000 and any commission paid at the time of such purchase is not more than 1% of the amount invested.

     With respect to items 8 and 9 above, each Fund will only sell shares to these parties upon the purchasers' written assurance that the purchase is for their personal investment purposes only. Such purchasers may not resell the securities except through redemption by a Fund. The Funds will not charge any CDSC on redemptions by such purchasers.
                                                        29

Waiver of CDSC

     The Funds do not impose a CDSC when the shares you are redeeming represent:

     1.       an increase in the share value above the net cost of such shares;

     2. certain shares for which a Fund did not pay a commission on issuance, including shares acquired through reinvestment of dividend income and capital gains distributions;

     3. shares that are in the accounts of a shareholder who has died or become disabled;

     4. a lump-sum distribution from a 401(k) plan or other benefit plan qualified under the Employee Retirement Income Security Act of 1974 ("ERISA");

     5. an automatic withdrawal from the ERISA plan of a shareholder who is a least 59 1/2 years old;

     6. shares in an account that a Fund has closed because the account has an aggregate net asset value of less than $1,000;

     7. an automatic withdrawal under a Systematic Withdrawal Plan of up to 1.0% per month of your initial account balance;

     8. a withdrawal consisting of loan proceeds to a retirement plan participant;

     9. a financial hardship withdrawal made by a retirement plan participant;

     10. a withdrawal consisting of returns of excess contributions or excess deferral amounts made to a retirement plan; or

     11. a redemption by an individual participant in a Qualifying Plan that purchased Class C shares (this waiver is not available in the event a Qualifying Plan, as a whole, redeems substantially all of its assets).


EXCHANGES

     Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund, as described under the section entitled "Exchanges" in a Fund's prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.

CALCULATION OF NET ASSET VALUE PER SHARE ("NAV")

     Each Fund computes its NAV once daily on Monday through Friday, as described in the prospectuses. A Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
                                                        30

     The NAV of each Fund is calculated by dividing the value of a Fund's net assets attributable to that class by all of the shares issued for that class.

VALUATION OF PORTFOLIO SECURITIES

     Current values for a Fund's portfolio securities are determined as follows:

         (1) An independent pricing service values each Fund's municipal bonds at fair value using a variety of factors which may include yield, liquidity, interest rate risk, credit quality, coupon, maturity and type of issue.

         (2) Short-term investments with remaining maturities of sixty days or less are carried at amortized cost, which approximates market value.

         (3)  Securities  for  which   valuations  are  not  available  from  an
independent pricing service, including restricted securities, are valued at fair value according to procedures established by the Trust's Board of Trustees.

SHAREHOLDER SERVICES

     As described in the prospectuses, a shareholder may elect to receive dividends and capital gains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Funds will hold the returned distribution or redemption proceeds in a non-interest bearing account in the shareholder's name until the shareholder updates his or her address. No interest will accrue on amounts represented by uncashed distribution or redemption checks.



                              PRINCIPAL UNDERWRITER

     The Distributor is the principal underwriter for the Trust and with respect to each class of each Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with the Distributor with respect to each class of each Fund. The Distributor is a subsidiary of The BISYS Group, Inc.

     The Distributor, as agent, has agreed to use its best efforts to find purchasers for the shares. The Distributor may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Distributor will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.

     All subscriptions and sales of shares by the Distributor are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Trust and the Trust reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Trust is not liable to anyone for failure to accept any order.

     The Distributor has agreed that it will, in all respects, duly comply with all state and federal laws applicable to the sale of the shares. The Distributor has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Distributor or any other person for whose acts the Distributor is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

     The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Independent Trustees, and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

     The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its "assignment," as that term is defined in the 1940 Act.

     From time to time, if, in the Distributor's judgment, it could benefit the sales of shares, the Distributor may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.



                           ADDITIONAL TAX INFORMATION

REQUIREMENTS FOR QUALIFICATION AS A REGULATED INVESTMENT COMPANY

     Each Fund has qualified and intends to continue to qualify for and elect the tax treatment applicable to a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code ("the Code"). (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, a Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of the Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

TAXES ON DISTRIBUTIONS
                                                        32

     Distributions out of taxable income or capital gains will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

     To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by a Fund from its investment company taxable income (net investment income plus net realized short-term capital gains, if any).

     From time to time, a Fund will distribute the excess of its net long-term capital gains over its short-term capital losses to shareholders. For federal tax purposes, shareholders must include such distributions when calculating their long-term capital gains. Each Fund will inform its shareholders of the portion, if any, of a long-term capital gain distribution which is subject to tax at the maximum 28% rate and the portion, if any, of a long term capital gain distribution which is subject to tax at the maximum 20% rate. Distributions of long-term capital gains are taxable as such to a shareholder, no matter how long the shareholder has held the shares.

     Distributions by a Fund reduce its NAV. A distribution that reduces a Fund's NAV below a shareholder's cost basis is taxable as described above, although from an investment standpoint, it is a return of capital. In particular, if a shareholder buys Fund shares just before a Fund makes a distribution, when the Fund makes the distribution the shareholder will receive what is in effect a return of capital. Nevertheless, the shareholder must pay taxes on the distribution. Therefore, shareholders should carefully consider the tax consequences of buying Fund shares just before a distribution.

     Each Fund expects that substantially all of its dividends will be "exempt-interest dividends," which should be treated as excludable from federal gross income. In order to pay exempt-interest dividends, at least 50% of the value of a Fund's assets must consist of federally tax-exempt obligations at the close of each quarter. An exempt-interest respect to its net federally excludable municipal obligation interest and designated as an exempt-interest dividend in a written notice mailed to each shareholder not later than 60 days after the close of its taxable year. The percentage of the total dividends paid by a Fund with respect to any taxable year that qualifies as exempt-interest dividends will be the same for all shareholders of the Fund receiving dividends with respect to such year. If a shareholder receives an exempt-interest dividend with respect to any share and such share has been held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the exempt-interest dividend amount.

     Any shareholder of a Fund who may be a "substantial user" of a facility financed with an issue of tax-exempt obligations or a "related person" to such a user should consult his tax adviser concerning his qualification to receive exempt-interest dividends should the Fund hold obligations financing such facility.

     Under regulations to be promulgated, to the extent attributable to interest paid on certain private activity bonds, a Fund's exempt-interest dividends, while otherwise tax-exempt, will be treated as a tax preference item for alternative minimum tax purposes. Corporate shareholders should also be aware that the receipt of exempt-interest dividends could subject them to alternative minimum tax under the provisions of Section 56(g) of the Code (relating to "adjusted current earnings").

     Under particularly unusual circumstances, such as when a Fund is in a prolonged defensive investment position, it is possible that no portion of a Fund's distributions of income to its shareholders for a fiscal year would be exempt from federal income tax. The Funds do not presently anticipate, however, that such unusual circumstances will occur.

     Each Fund intends to distribute its net capital gains as capital gains dividends. Shareholders should treat such dividends as long-term capital gains. Each Fund will designate capital gains distributions as such by a written notice mailed to each shareholder no later than 60 days after the close of the Fund's taxable year. If a shareholder receives a capital gain dividend and holds his shares for six months or less, then any allowable loss on disposition of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend.

     Interest on indebtedness incurred or continued by shareholders to purchase or carry shares of a Fund will not be deductible for federal income tax purposes to the extent of the portion of the interest expense relating to exempt-interest dividends. Such portion is determined by multiplying the total amount of interest paid or accrued on the indebtedness by a fraction, the numerator of which is the exempt-interest dividends received by a shareholder in his taxable year and the denominator of which is the sum of the exempt-interest dividends and the taxable distributions out of the Fund's investment income and long-term capital gains received by the shareholder.

TAXES ON THE SALE OR EXCHANGE OF FUND SHARES

     Upon a sale or exchange of Fund shares, a shareholder will realize a taxable gain or loss depending on his or her basis in the shares. A shareholder must treat such gains or losses as a capital gain or loss if the shareholder held the shares as capital assets. Capital gain on assets held for more than twelve months is generally subject to a maximum federal income tax rate of 20% for an individual. Generally, the Code will not allow a shareholder to realize a loss on shares he or she has sold or exchanged and replaced within a sixty-one-day period beginning thirty days before and ending thirty days after he or she sold or exchanged the shares. The Code will not allow a shareholder to realize a loss on the sale of Fund shares held by the shareholder for six months or less to the extent the shareholder received exempt-interest dividends on such shares. Moreover, the Code will treat a shareholder's loss on shares held for six months or less as a long-term capital loss to the extent the shareholder received distributions of net capital gains on such shares.

     Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisers about the applicability of the backup withholding provisions.

OTHER TAX CONSIDERATIONS

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisers regarding specific questions relating to federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.

                              FINANCIAL INFORMATION

Expenses

     The table below shows the total dollar amounts paid by each Fund for services rendered during the fiscal periods specified. For more information on specific expenses, see "Investment Advisory and Other Services," "Distribution Plans and Agreements," "Principal Underwriter" and "Purchase, Redemption and Pricing of Shares."

                                                                                  Total          Underwriting
                             Advisory    Class A        Class B      Class C      Underwriting   Commissions
                             Fees        12b-1 Fees     12b-1 Fees   12b-1 Fees   Commissions    Retained
============================ =========== =============  ============ ===========  ============== ===================
1998 Fund Expenses

California                   $150,177.   $8,075         $191,945     $16,932      $46,632        $3,029
Massachusetts                $62,171     $3,513         $67,467      $16,883      $22,859        $1,771
Missouri                     $138,262    $7,025         $183,796     $11,123      $138,428       $8,737
New York                     $132,245    $6,072         $173,914     $14,416      $62,317        $4,131
Pennsylvania                 $610,824    $41,755        $351,011     $61,038      $65,672        $6,605
Connecticut (a)              $141,059    $51            $415         N/A          $3,194         $476
New Jersey                   $429,995    $79,247*       $108,770     N/A          $44,432        $4,471

1997 Fund Expenses

California (b)               $51,555     $2,121         $66,054      $4,972       $133,966       $60,931
Massachusetts                $63,584     $2,689         $67,185      $19,460      $97,579        $29,745
Missouri (b)                 $46,447     $1,259         $64,269      $3,949       $96,918        $55,982
New York                     $135,473    $5,586         $166,682     $19,837      $236,114       $20,175
Pennsylvania                 $390,366    $39,570        $343,818     $71,610      $504,459       $106,694
Connecticut (a)              N/A         N/A            N/A          N/A          N/A            N/A
New Jersey (c)               $135,196    $47,320        $25,809      N/A          N/A            N/A

1996 Fund Expenses

California (d)               $163,334    $6,390         $178,969     $12,179      $341,589       $67,534
Massachusetts                $62,760     $2,268         $64,033      $19,322      $108,131       $18,234
Missouri (d)                 $146,922    $12,309        $175,942     $15,518      $230,925       $94,279
New York                     $118,589    $5,471         $139,881     $21,378      $201,162       $201,162
Pennsylvania                 $402,467    $44,555        $321,061     $202,901     $482,423       $482,423
Connecticut (a)              N/A         N/A            N/A          N/A          N/A            N/A
New Jersey (e)               $107,212    $42,750        $22,310      N/A          N/A            N/A

*Of this amount, $50,718 was waived by the Distributor.

(a)  The Fund commenced operations on November 24, 1997.
(b) Four months ended March 31, 1997. During the period, the California Fund and the Missouri Fund changed their fiscal year end from November 30 to March 31.
(c) Seven months ended March 31, 1997. During the period, the New Jersey Fund changed its fiscal year end from August 31 to March 31.
(d)  Year ended November 30, 1996.
(e) Six months ended August 31, 1996. The Fund changed its fiscal year end from February 29 to August 31.

Advisory Fee Waivers

     In accordance with voluntary expense limitations in effect during the fiscal year ended March 31, 1998, each Fund's Adviser voluntarily reimbursed or waived advisory fees, as follows:


California                                     $67,381
Massachusetts                                  $54,590
Missouri                                       $94,233
New York                                       $58,744
Pennsylvania                                   $174,928
Connecticut                                    $64,322
New Jersey                                    $296,793


Brokerage Commissions

     The Funds paid no brokerage commissions during 1998, 1997 and 1996.

Total Return

     Total return quotations for a class of shares of a Fund as they may appear from time to time in advertisements are calculated by finding the average annual compounded rates of return over one, five and ten year periods, or the time periods for which such class of shares has been effective, whichever is relevant, on a hypothetical $1,000 investment that would equate the initial amount invested in the class to the ending redeemable value. All dividends and distributions are added to the initial investment, and all recurring fees charged to all shareholder accounts are deducted. The ending redeemable value assumes a complete redemption at the end of the relevant periods.

     The annual total returns for each class of shares of the Funds (including applicable sales charges) as of March 31, 1998 are as follows:

                                                 Since             Inception
                One Year    Five Years           Inception             Date

California
   Class A        5.30%         --                 4.05%              2/1/94
   Class B        4.75%         --                 4.22%              2/1/94
   Class C        8.77%         --                 4.56%              2/1/94
Massachusetts
   Class A        5.25%         --                 3.60%              2/4/94
    Class B       4.60%         --                 3.69%              2/4/94
   Class C        8.62%         --                 4.06%              2/4/94
Missouri
   Class A        5.73%         --                 4.60%              2/1/94
   Class B        5.26%         --                 4.61%              2/1/94
    Class C       9.15%         --                 4.97%              2/1/94
New York
   Class A        5.31%         --                 4.46%              2/4/94
   Class B        4.80%         --                 4.53%              2/4/94
   Class C        8.69%         --                 4.90%              2/4/94
   Class Y         --           --                  --                  --
Pennsylvania
    Class A       4.80%        5.04%               7.53%             12/27/90
    Class B       4.27%        4.93%               5.50%              2/1/93
    Class C       8.34%        5.28%               5.68%              2/1/93
    Class Y        --           --                 2.54%             11/24/97
Connecticut
     Class A       --           --                 0.77%             12/30/97
     Class B       --           --                (0.21%)             1/9/98
     Class Y       --           --                 2.39%             11/24/97
------------------------------------------- ------------------- ----------------
New Jersey
      Class A     4.15%        4.98%               6.52%              7/16/91
------------------------------------------- ------------------- ----------------
     Class B      3.35%         --                 3.34%              1/30/96
------------------------------------------- ------------------- ----------------
      Class Y     9.44%         --                 5.36%              2/8/96
=========================================== =================== ================

Current and Tax Equivalent Yields

     Current yield quotations as they may appear from time to time in advertisements will consist of a quotation based on a 30-day period ended on the date of the most recent balance sheet of a Fund, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the base period. Such yield will include income from sources other than municipal obligations, if any. Tax equivalent yield is, in general, the current yield divided by a factor equal to one minus a stated income tax rate and reflects the yield a taxable investment would have to achieve in order to equal on an after-tax basis a tax-exempt yield. For the 30-day period ended March 31, 1998, the current and tax-equivalent yields of the Funds are shown below. Any given yield or total return quotation should not be considered representative of the Fund's yield or total return for any future period.

                                                 30-Day Yield                             Tax-Equivalent Yield
                                     ==================================       ===============================================
Fund                   Combined      Class A  Class B  Class C  Class Y       Class A      Class B       Class C      Class Y
                       Federal &
                       State Tax
                       Rate (1)
=====================  ==========    ======== ======== =====================  ============ ============  ============ ============

California             39.6%         4.11%   3.56%     3.56%      --          6.80%        5.89%         5.89%          --
Massachusetts          39.6%         3.85%   3.31%     3.31%      --          6.37%        5.48%         5.48%          --
Missouri               39.6%         4.33%   3.80%     3.79%      --          7.17%        6.29%         6.27%          --
New York               39.6%         4.20%   3.66%     3.66%      --          6.95%        6.06%         6.06%          --
Pennsylvania           39.6%         4.07%   3.52%     3.52%    4.52%         6.74%        5.83%         5.83%        7.48%
Connecticut            39.6%           --      --        --     4.11%           --           --            --         6.80%
New Jersey             39.6%         4.27%   3.57%       --     4.58%         7.07%        5.91%           --         7.58%


(1) Assumed for purposes of this chart. Your tax may vary.

Method of Computing Offering Price for Class A Shares

     Class A shares are sold at the NAV plus a sales charge. Below is an example of the method of computing the offering price of the Class A shares of each Fund. The example assumes a purchase aggregating less than $50,000 based upon the NAV of each Fund's Class A shares as of March 31, 1998.


Fund                 Net Asset Value          Maximum Per        Offering Price
                                              Share Sales        Per Share
                                              Charge
California           $9.98                     4.75%             $10.48
Massachusetts        $9.76                     4.75%             $10.25
Missouri             $10.21                    4.75%             $10.72
New York             $10.12                    4.75%             $10.62
Pennsylvania         $11.70                    4.75%             $12.28
Connecticu           $6.38                     4.75%             $6.70
New Jersey           $11.11                    4.75%             $11.66


Financial Statements

     The audited financial statements and the independent auditors' report thereon are hereby incorporated by reference to each Fund's Annual Report, a copy of which may be obtained without charge by writing to ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121, or by calling ESC toll-free at 1-800-343-2898.



                             ADDITIONAL INFORMATION

     Except as otherwise stated in its prospectuses or required by law, each Fund reserves the right to change the terms of the offer stated in its prospectuses without shareholder approval, including the right to impose or change fees for services provided.

     No dealer, salesman or other person is authorized to give any information or to make any representation not contained in a Fund's prospectuses, SAI or in supplemental sales literature issued by such Fund or the Distributor, and no person is entitled to rely on any information or representation not contained therein.

     Each Fund's prospectuses and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.
                                                        40

                                   APPENDIX A

                       EVERGREEN CALIFORNIA TAX FREE FUND

General

     California's economy is the largest among the 50 states and one of the largest in the world. The State's population of almost 33 million represents over 12% of the total U.S. population and grew by 27% in the 1980's. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to 1.9% in 1996. During the early 1990's, net population growth in the State was due to births and foreign immigration, but more recently net in-migration from the other states has resumed. Total personal income in the State, at an estimated $867 billion in 1997 accounts for more than 12% of all personal income in the nation. Total civilian employment is over 14 million, the majority of which is in the service, trade and manufacturing sectors.

     From mid-1990 to late 1993, the State suffered a recession with the worst economic, fiscal and budget conditions since the 1930's. Construction, manufacturing (especially aerospace), and financial services, among others, were all severely affected, particularly in Southern California. Job losses were the worst of any post-war recession. Employment levels stabilized by late 1993 and steady growth has occurred since the start of 1994; pre-recession job levels were reached in 1996. Unemployment, while higher than the national average, has come down significantly from the January, 1994 peak of 10% and is now at the pre-recession level. Economic indicators show a steady recovery underway in California since the start of 1994, with greatest strength in manufacturing, high technology, exports, services, entertainment, tourism, and construction. The Asian economic crisis starting in mid-1997 is expected to have a moderate dampening effect on the State's economy. Any delay or reversal of the economic recovery may cause a recurrence of revenue shortfalls for the State.

Constitutional Limitations on Taxes, Other Charges and Appropriations

     Limitation on Property Taxes. Certain California municipal obligations may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Article XIIIA limits to 1% of full cash value the rate of ad valorem property taxes on real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness.

     Under Article XIIIA, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits have been filed challenging the acquisition-based assessment system of Proposition 13, and on June 18, 1992 the U.S. Supreme Court announced a decision upholding Proposition 13.

     Article XIIIA prohibits local governments from raising revenues through ad valorem property taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax." Court decisions, however, allowed non-voter-approved levy of
                                                        A-1

"general taxes" that were not dedicated to a specific use.


     Limitations on Other Taxes, Fees and Charges. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

     Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Further, any general purpose tax which was imposed, extended or increased without voter approval after December 31, 1994 must be approved by a majority vote within two years.

     Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a [local government] upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

     In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

     The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainty the outcome of such determinations. Proposition 218 is generally viewed as restricting the fiscal flexibility of local governments, and for this reason, some ratings of California cities and counties have been, and others may be, reduced.

     Appropriation Limits. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" excludes most State subventions to local governments. No limit is imposed on
                                                        A-2
appropriations of funds that are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

     Among the expenditures not included in the Article XIIIB appropriations limit are (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations arising from certain emergencies declared by the Governor, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post 1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

     The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population and any transfers of service
responsibilities   between   governmental   units.   The  definitions  for  such
adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

     "Excess" revenues are measured over a two-year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues for several years after 1990 because of the recession, few governments, including the State, are currently operating near their spending limits, but this condition may change over time. The State's 1997-98 Budget Act provides for State appropriations of more than $6.3 billion under the Article XIIIB limit. Local governments may by voter approval exceed their spending limits for up to four years.

     Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID, of the California Constitution, the ambiguities and possible inconsistencies of their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these articles on California municipal obligations. It is not presently possible to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these articles, or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Future initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

Obligations of the State of California

     As of April 1, 1998, the State had approximately $18.4 billion of long-term general obligation bonds outstanding, plus $1.3 billion of general obligation commercial paper which is planned to be refunded by long-term bonds in the future ($600 million was so converted on April 30, 1998) and $6.5 billion of lease-purchase debt supported by the General Fund. The State also had about $8.2 billion of authorized but unissued long-term general obligation bonds and lease-purchase debt. In fiscal year 1996-1997, debt service on general obligation bonds and lease-purchase debt was approximately 5.0% of General Fund revenues. The State has paid the principal of and interest on its general obligation bonds, lease-purchase debt and short-term obligations when due.

Recent Financial Results

     The principal sources of General Fund revenues in 1996-1997 were the California personal income tax (47% of total revenues), the sales tax (34%), bank and corporation taxes (12%), and
                                                        A-3
the gross premium tax on insurance (2%). The State maintains a Special Fund for Economic Uncertainties (SFEU), derived from General Fund revenues, as a reserve to meet cash needs of the General Fund. Because of the recession and an accumulated budget deficit, no reserve was budgeted in the SFEU from 1992-93 to 1995-96.

     General. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently 35%).

     Since the start of 1990-91 Fiscal Year, the State has faced adverse economic, fiscal, and budget conditions. The economic recession seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs.

     Recent Budgets. As a result of the recession and other factors, the State experienced substantial revenue shortfalls and greater than anticipated social service costs in the early 1990's. The State accumulated and sustained a budget deficit in the SFEU approaching $2.8 billion at its peak at June 30, 1993. The Legislature and Governor agreed on a number of different steps to respond to these adverse financial conditions produce Budget Acts in the Years 1991-92 to 1994- 95 (although not all these actions occurred in each year), including:

         *        significant cuts in health and welfare program expenditures;

         * transfers of program responsibilities and some funding sources from the state to local governments, coupled with some reduction in mandates on local government;

         * transfer of about $3.6 billion in annual local property tax revenues from cities, counties, redevelopment agencies and some other districts to local school districts, thereby reducing state funding for schools;

         * reduction in growth of support for higher education programs, coupled with increases in student fees;

         * revenue increases (particularly in the 1991-92 Fiscal Year budget), most of which were for a short duration;

         * increased reliance on aid from the federal government to offset the costs of incarcerating, educating and providing health and welfare services to undocumented aliens (although these efforts have produced much less federal aid than the State Administration had requested); and

         *        various one-time adjustment and accounting changes.

     The combination of stringent budget actions cutting State expenditures, and the turnaround of the economy by late 1993, finally led to the restoration of positive financial results, with revenues equaling or exceeding expenditures starting in FY 1992-93. As a result, the accumulated budget deficit of about $2.8 billion was eliminated by June 30, 1997, when the State showed a positive balance of about $408 million, on a budgetary basis, in the SFEU.

     A consequence of the accumulated budget deficits in the early 1990's, together with other factors such as disbursement of funds to local school districts borrowed from future fiscal years and hence not shown in the annual budget, was to significantly reduce the State's cash resources available to pay its ongoing obligations. The State's cash condition became so serious that from late spring 1992 until 1995, the State had to rely on issuance of short term notes which matured in a subsequent fiscal year to finance its ongoing deficit, and pay current obligations. The last of these deficit notes was repaid in April, 1996.

     The 1995-96 and 1996-97 Budget Acts reflected significantly improved financial conditions, as the State's economy recovered and tax revenues soared above projections. Over the two years, revenues averaged about $2 billion higher than initially estimated. Most of the additional revenues were allocated to school funding, as required by Proposition 98, and to make up shortfalls in federal aid for health and welfare costs and costs of illegal aliens. The budgets for both these years showed strong increases in funding for K-14 public education, including implementation of initiatives to reduce class sizes for lower elementary grades to not more than 20 pupils. Higher education funding also increased. Spending for health and welfare programs was kept in check, as previously implemented cuts in benefit levels were retained.

     Fiscal Year 1997-98 Budget. With continued strong economic recovery and surging tax receipts, the State entered the 1997-98 Fiscal Year in the strongest financial position in the decade. However, in May 1997, the California Supreme Court ruled that the State had acted illegally in 1993 and 1994 by using a deferral of payments to the Public Employees Retirement Fund to help balance earlier budgets. In response to this court decision, the Governor ordered an immediate repayment to the Retirement Fund of about $1.235 billion, which was made in late July, 1997, and substantially used up the expected additional revenues for the fiscal year. The Budget Act as signed provided for about $52.8 billion of General Fund expenditures, and assumed about $52.5 billion of revenues.

     The 1997-98 Budget Act provided another year of rapidly increasing funding for K-14 public education. Total General Fund support was targeted to reach $5,150 per pupil, more than 20% higher than the recession-period levels which were in effect as late as FY 1993-94. The $1.75 billion in new funding was budgeted to be spent on class size reduction and other initiatives, as well as fully funding growth and cost of living increases. Support for higher education units in the State also increased by about 6 percent. Because of the pension payment, most other State programs were funded at levels consistent with prior years, and several initiatives had to be dropped. These included additional assistance to local governments, state employee raises, and funding of a bond bank.

     Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called CalWORKs, became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits were placed on receipt of welfare aid. Grant levels for 1997-98 remained at the reduced, prior years' levels.

     The Department of Finance released updated budget estimates in May, 1998, which showed that revenues for the 1997-98 Fiscal Year would be $54.6 billion, almost $2 billion higher than initial budget estimates, as a result of the strong economy. Expenditures were expected to increase to about $53.0 billion, resulting in a significant balance in the SFEU at June 30, 1998.

     Proposed 1998-99 Fiscal Year Budget. The Governor released his proposed FY 1998-99 Budget on January 9, 1998, and updated his revenue projections and budgetary proposals on May 13, 1998 (the May Revision). The May Revision projected General Fund revenues and transfers of
                                                        A-5

$57.8 billion. Revenue losses due to tax cuts enacted in late 1997 were expected to be offset by higher capital gains realizations. These revenue estimates were $2.5 billion higher than the Governor had projected with the January Budget proposal. The Governor proposed expenditures of $58.3 billion. The Governor proposed significant additional funding for K-12 schools under Proposition 98, as well as additional funding for higher education, with a proposed reduction of college student fees. State and federal funds will be used in the new CalWORKS welfare program, with projections of a fourth consecutive year of caseload decline. The Governor proposed a large capital expenditure program, focusing on schools and universities, but also including corrections, environmental and general government projects. These proposals would require approval of almost $ 10 billion of new general obligation bonds over the next six years. No agreement was reached with the Legislature to place any bond measures on the June, 1998 ballot, but negotiations will continue for bonds at the November, 1998 election.

     With the significantly increased revenue projection for both 1997-98 and 1998-99, the Governor proposed in the May Revision that the State reduce its Vehicle License Fee (a personal property tax on the value of automobiles, the VLF) by 75% over four years. Under current law, the VLF is entirely dedicated to city and county government, and the Governor proposed to use the State's burgeoning General Fund to offset the loss of VLF funds to local government. All of the Governor's proposals must be negotiated with the Legislature as part of the annual budget process.

     Although the State's strong economy is producing record revenues to the State government, the State's budget continues to be under stress from mandated spending on education, a rising prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

Bond Ratings

     The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. In 1996 and 1997, the ratings of California's general obligation bonds were raised by the three major rating agencies, which as of June 1997 assigned ratings of A+ from Standard & Poor's, Al from Moody's and AA- from Fitch. There can be no assurance that such ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

Legal Proceedings

     The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. Trial courts have recently entered tentative decisions or injunctions which would overturn several parts of the State's recent budget compromises. The matters covered by these lawsuits include reductions in welfare payments and the use of certain cigarette tax funds for health costs. All of these cases are subject to further proceedings and appeals, and if California eventually loses, the final remedies may not have to be implemented in one year.

Obligations of Other Issuers

     Other Issuers of California Municipal Obligations. There are a number of state agencies,
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

instrumentalities and political subdivisions of the State that issue municipal obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

     State Assistance. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Local assistance (including public schools) has historically accounted for around 75% of General Fund spending. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer a total of $3.9 billion of property tax revenues to school districts, representing loss of all the post-Proposition 13 "bailout" aid. The largest share of these transfers came from counties, and the balance from cities, special districts and redevelopment agencies. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.

     To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. A number of other counties have indicated that their budgetary condition is extremely serious. In the 1995-96 and 1996-97 fiscal years, Los Angeles County, the largest in the State, had to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget. The County's debt was downgraded by Moody's and S&P in the summer of 1995. Orange County, which recently emerged from federal bankruptcy protection, has substantially reduced services and personnel in order to live within much reduced means.

     Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August, 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the welfare-to- work programs exceed minimum targets; counties are also responsible to provide general assistance for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKS system on local governments is still unknown.

     Legislation enacted in late 1997 provides for the State to take over financial responsibility for funding trial courts throughout the State. This is estimated to save counties and cities a total of over $350 million annually.

     Assessment Bonds. California municipal obligations that are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land that is undeveloped at the time of issuance, but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the
                                                        A-7
only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

     California Long-Term Lease Obligations. Based on a series of court decisions, certain California long-term lease obligations, though payable from the general fund of the municipality, are not considered indebtedness requiring voter approval. Such leases are, however, subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g. due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Litigation is brought from time to time which challenges the constitutionality of such lease arrangements.

Other Considerations

     The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

     Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g. because of major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

     Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity that increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which typically are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

     The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced that would modify existing taxes or other revenue raising measures or that either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not presently possible to predict the extent to which any such legislation will be enacted. Nor is it presently possible to determine the impact of any such legislation on California municipal obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California municipal obligations.

     Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event is expected to have any long-term negative economic impact. Any security in the California Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of (I) an issuer to have obtained earthquake insurance coverage at reasonable rates;
(ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State governments to appropriate sufficient funds within their respective budget limitations.

                                   APPENDIX B

                      EVERGREEN MASSACHUSETTS TAX FREE FUND


     The Commonwealth of Massachusetts and certain of its cities and towns and public bodies have experienced in the past, and may experience in the future, financial difficulties that may adversely affect their credit standing. The prolonged effects of such financial difficulties could adversely affect the market value of the municipal securities held by the Massachusetts Fund. The information summarized below describes some of the more significant factors that could affect the Massachusetts Fund or the ability of the obligors to pay debt service on certain of the securities. The sources of such information are the official statement of issuers located in the Commonwealth of Massachusetts as well as other publicly available documents, and statements of public officials. The Massachusetts Fund has not independently verified any of the information contained in such statements and documents but the Massachusetts Fund is not aware of facts which would render such information inaccurate.

General

     The Commonwealth's constitution requires, in effect, that its budget, though not necessarily its operating expenditures and revenue, be balanced each year. In addition, the Commonwealth has certain budgetary procedures and fiscal controls in place that are designed to ensure that sufficient cash is available to meet the Commonwealth's obligations, that state expenditures are consistent with periodic allotments of annual appropriations and that funds are expended consistent with statutory and public purposes. The condition of the three principal operating funds (the General Fund, the Local Aid Fund and the Highway
Fund), viewed on a consolidated basis, is generally regarded as the principal indicator of whether the Commonwealth's operating revenues and expenses are in balance.

1998 FISCAL YEAR

     The budget for fiscal 1998 was enacted by the Legislature on June 30, 1997 and approved by Governor Weld on July 10, 1997. (Appropriations covering the first two weeks of the fiscal year were enacted and approved on June 30, 1997.) The budget was based on a consensus tax revenue forecast of $12.85 billion, as agreed by both houses of the Legislature in March. The Executive Office for Administration and Finance revised the fiscal 1998 tax forecast to $13.06 billion on July 30, 1997 and, after a review of first quarter fiscal 1998 tax receipts, to $13.20 billion on October 15, 1997. The fiscal 1998 tax revenue estimates were revised again on January 16, 1998 to reflect an increase of $100 million in tax revenues. Tax law changes effective in fiscal 1998 have (I) increased anticipated revenues by $19.0 million from miscellaneous fees to be collected as a result of the convention center legislation approved on November 17, 1997, (ii) reduced tax revenues by an estimated $25.0 million as a result of the exemption of military pensions from state income tax, effective January 1, 1998, which was approved by Acting Governor Cellucci on November 6, 1997, and
(iii) reduced tax revenues by an estimated $140 million as a result of a change in the sales tax payment schedule. After taking into account such tax law changes, the January 16, 1998 estimate was $13.154 billion. On May 5, 1998, the tax revenue estimate was further revised upward to $13.3 billion. On June 1, 1998, Revenue Commissioner Mitchell Adams announced that year-to-date revenue collections totaled $12.364 billion, which he found to be in line with revenue estimates.

     The fiscal 1998 budget provides for total appropriations of approximately $18.4 billion, a 2.8% increase over fiscal 1997 expenditures. The budget incorporates tax cuts valued by the Department of Revenue at $61 million and provides for an accelerated pension funding schedule. Supplemental appropriations have been approved for fiscal 1998 in the amount of approximately $210.4 million, including the transfer of approximately $34.8 million to the Massachusetts Water Pollution Abatement Trust for state revolving fund programs. In addition, on November 26, 1997, Acting Governor Cellucci approved legislation transferring off-budget the $206.3 million Department of Medical Assistance reserve to indemnify certain medical facilities against losses that might result from providing uncompensated care. On January 30, 1998, Acting Governor Cellucci filed two bills recommending supplemental appropriations for fiscal 1998 totaling $211.8 million. The bills incorporated most of the supplemental appropriations recommended in bills filed by the Administration on October 6, 1997 and October 17, 1997 which were not enacted by the Legislature. The first bill totaled $44.6 million in proposed spending to provide to certain unanticipated obligations of the Commonwealth. The second bill recommended $167.1 million in proposed spending to provide for one-time expenditures, matching grants and capital initiatives, including $50 million for the construction and repair of local roads and bridges, $20 million for the development of a new human resource compensation management system and $10 million in additional funding for the upgrade of the Commonwealth's information technology systems in preparation for the year 2000 conversion. On April 29, 1998, Acting Governor Cellucci approved a supplemental appropriations bill for $116.4 million, of which $56.3 million is for expenditures contained in the bills filed by the Acting Governor on January 30, 1998. The bill includes $21.1 million for snow and ice costs at the Massachusetts Highway Department, $15.4 million for child care services relating to welfare reform and $11 million at the Department of Social Services for residential group care and adoption. Projected Total fiscal 1998 expenditures are approximately $18.930 billion.

Cash Flow

     The most recent cash flow projections for fiscal 1998 and fiscal 1999 were released by the State Treasurer and the Secretary of Administration and Finance on March 25, 1998. The forecast for fiscal 1998 is based on the fiscal 1998 budget signed by Governor Weld on July 10, 1997, and includes the value of all fiscal 1998 supplemental budgets enacted by the Legislature. The fiscal 1999 forecast is based on the proposed fiscal 1999 budget submitted by the Acting Governor on January 27, 1998. Both projections are based on revenue and spending estimates prepared by the Executive Office for Administration and Finance and incorporate actual results through January, 1998 and monthly projections through June, 1999.

     Fiscal 1998 is projected to end with a cash balance of $477.9 million, without regard to any fiscal 1998 activity that may occur after June 30, 1998. Such balance does not include the balance in the Stabilization Fund ($799.0 million at June 30, 1997) or interest earnings thereon expected during fiscal 1998; it does reflect the required Stabilization Fund transfer related to fiscal 1997 of $234.0 million during fiscal 1998. The cash flow statement notes that general obligation bonds were issued for capital projects in August, 1997 in the amount of $250 million and in January, 1998 in the amount of $250 million and projects that an additional $428 million of general obligation bonds will be issued for such purposes during the remainder of the fiscal year. The statement also notes that $105 million of special obligation bonds were issued in October, 1997.

     The cash flow statement notes that the Massachusetts Turnpike Authority and the Massachusetts Port Authority are required to make payments to the Commonwealth in connection with the Central Artery/Ted Williams Tunnel project and forecasts that the Commonwealth will receive $430 million in the aggregate during fiscal 1998 from such authorities or from the issuance

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

of Commonwealth notes in anticipation of payments from such authorities. (The statement also notes that the Commonwealth has the statutory authority to issue bonds to pay any such notes.) The statement further forecasts, in connection with the Central Artery/Ted Williams Tunnel project, that the Commonwealth will issue $350 million of notes in anticipation of future federal highway grants, noting that federal funding for such purposes has been extended on an interim basis through March 31, 1998, and that successor federal funding legislation is expected to be enacted by late 1998.

1999 FISCAL YEAR

     On January 27, 1998, Acting Governor Cellucci filed his fiscal 1999 budget recommendations with the House of Representatives. The proposal calls for budgeted expenditures of approximately $19.06 billion, or total fiscal 1999 spending of $19.49 billion after adjusting for shifts to and from off-budget accounts. The proposed fiscal 1999 spending level represents a $559 million, or 3.0%, increase over projected total fiscal 1998 expenditures of $18.930 billion. Budgeted revenues for fiscal 1999 are projected to be $18.961 billion, or $19.291 billion after adjusting for shifts to and from off-budget accounts. This represents a $53.0 million, or 0.3%, increase over the $18.908 billion forecast for fiscal 1998. (The $18.908 billion revenue estimate for fiscal 1998 reflects the addition of $100 million in tax revenue incorporated into the forecast by the Secretary of Administration and Finance on January 16, 1998 and the addition of $146 million in tax revenue incorporated into the forecast by the Secretary of Administration and Finance on May 5, 1998.) The Governor's proposal projects a fiscal 1999 ending balance in the budgeted funds of $906.3 million, including a Stabilization Fund balance of $878.1 million.

     The Governor's budget recommendation is based on a tax revenue estimate of $13.665 billion, a $365.0 million, or 2.7%, increase over fiscal 1998 projected tax revenues of $13.300 billion. The projection incorporates $244.8 million in income tax cuts proposed by the Governor, including a reduction of the Part B ("earned income') tax rate from 5.95% to 5% over three years ($205.8 million), a reduction of the Part A ("unearned income"; i.e., interest from non-Massachusetts banks, dividends, and short-term capital gains) tax rate from 12% to 5% over five years ($30 million), credits and exemptions to encourage saving for children's higher education ($3 million), an exemption from capital gains taxes on the sale of a house ($2 million) and an exemption for providing care to an elderly relative ($4 million). The recommendation also proposes moving $92.5 million in tax revenue in the Children's and Seniors Health Protection Fund off-budget.

     The proposed budget assumes non-tax revenues of $5.297 billion, or $5.624 billion when adjusted for the shifts to and from off-budget accounts, and represents an increase of $15.4 million from fiscal 1998. Of the three classes of non-tax revenue, federal reimbursements, including those for Medicaid, and block grants for Temporary Assistance to Needy Families and Child Care programs most affect the Commonwealth's budgetary considerations. These payments are projected to total $3.216 billion in fiscal 1999, or $3.426 billion after the impact of shifts to and from off-budget accounts is removed. This level of federal payments represents an increase of $41.0 million, or 1.2%, from fiscal 1998, the result primarily of changes in federal reimbursement for Medicaid programs. Fiscal 1999 departmental revenues of $1.130 billion, or $1.158 billion after adjusting for shifts to and from off-budget accounts, represent a decrease of approximately $127 million from fiscal 1998 projections, due primarily to the implementation of free, lifetime driver licensing and vehicle registration and a decrease of $29.3 million from fiscal 1998 in the revenue generated by the revenue optimization program. Consolidated transfers, the third category of non-tax revenue, consists primarily of state lottery profits which are distributed to cities and towns. Consolidated transfers are projected to increase by $1.8 million from fiscal 1998 levels.

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

Lottery profits are expected to remain constant in fiscal 1999.

     The Governor's budget proposal generally provides for maintaining current levels of service for most state programs but recommends increased spending for certain priority areas, including a $357 million increase in funding for the Department of Education, $309.7 million in additional local aid to cities and towns, $69 million for Medicaid program medical inflation and $34 million in additional local aid funded by the State Lottery.

     The Governor's fiscal 1999 budget recommendations call for appropriations of $945.3 million for pension funding, $85.2 million less than the amount appropriated for fiscal 1998 and $113.9 million less than the amount called for in the most recent adopted funding schedule. The recommended amount reflects the elimination in 1997 of the Commonwealth's responsibility for funding cost-of-living adjustments incurred by local pension systems and assumes the adoption of a revised funding schedule in the spring of 1998. The proposed budget also includes a $20 million reserve to meet the Commonwealth's obligation to reduce the unfunded pension liabilities attributable to former employees of Franklin, Hampden, Middlesex and Worcester counties and certain incremental benefit costs associated with legislation enacted in 1996; any expenditures from the reserve are contingent upon the adoption of a new funding schedule.

     On April 27, 1998, the House Committee on Ways and Means released its proposed budget for fiscal 1999. Debate in the full House of Representatives began on May 4, 1998. The House Committee's budget provides for total spending of $19.592 billion and assumes total revenues of $19.446 billion. The House Committee's budget is based on the consensus tax revenue estimate of $14.4 billion, less approximately $534 million from tax cuts proposed in such budget. The Committee's budget includes the income tax provisions approved by the House of Representatives on March 12, 1998. It would raise the statutory ceiling on amounts in the Stabilization Fund from 5% to 7.5% of budgeted revenues and other financial resources pertaining to the budgeted funds. The committee's budget would add $18 million in appropriations for building maintenance and $21 million in appropriations for debt service related to the "forward funding" of the Massachusetts Bay Transportation Authority. The committee's budget would also appropriate approximately $965.3 million for the Commonwealth's pension liabilities.

     On November 28, 1995 the Governor approved a modified version of the legislation he had filed in September to establish a "single sales factor" apportionment formula for the business corporations tax. As finally enacted, the legislation applies the new formula, effective January 1, 1996, to certain federal defense contractors and phases the new formula in over five years to manufacturing firms generally. The Department of Revenue estimates that the new law reduced revenues by $44 million in fiscal 1996 and will reduce revenues by $90 million in fiscal 1997. If the new formula were fully effective for all covered businesses, the Department estimates that the annual revenue reduction would be $100 million to $150 million. On August 8, 1996, the Governor approved legislation changing the apportionment formula for the business corporations tax payable by certain mutual fund service corporations. The legislation changes the computation of the sales factor effective January 1, 1997 and adopts the "single sales factor" formula effective July 1, 1997 with respect to these companies. It also requires the affected corporations to increase their numbers of employees by 5% per year for five years, subject to certain exceptions. The Department of Revenue estimates that the changes will reduce revenues by $10 million in fiscal 1997 and by approximately $39 million to $53 million per year beginning in fiscal 1998.
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Limitations on Tax Revenues

     In Massachusetts, efforts to limit and reduce levels of taxation have been underway for several years. Limits were established on state tax revenues by legislation enacted on October 25, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects.

     Chapter 62F, which was added to the General Laws by initiative petition in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year.

     Unlike Chapter 29B, as described below, the initiative petition did not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that "although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems, and payment of principal and interest on debt and other obligations of the Commonwealth".

     The legislation enacted in October 1986, which added Chapter 29B to the General Laws, also establishes an allowable state revenue growth factor by reference to total wages and salaries in the Commonwealth. However, rather than utilizing a three-year average wage and salary growth rate, as used by Chapter 62F, Chapter 29B utilizes an allowable state revenue growth factor equal to 1/3 of the positive percentage gain in Massachusetts wages and salaries, as reported by the federal government during the three calendar years immediately preceding the end of a given fiscal year. Additionally, unlike Chapter 62F, Chapter 29B allows for an increase in maximum state tax revenues to fund the increase in local aid and excludes from its definition of state tax revenues (I) income derived from local option taxes and excises, and (ii) revenues needed to fund debt service costs.

Proposition 2 1/2

     In November 1980, voters in the Commonwealth approved a statewide tax limitation initiative petition, commonly known as Proposition 2 1/2, to constrain levels of property taxation and to limit the charges and fees imposed on cities and towns by certain governmental entities, including county governments. Proposition 2 1/2 is not a provision of the state constitution and accordingly is subject to amendment or repeal by the legislature. Proposition 2 1/2, as amended to date, limits the property taxes that may be levied by any city or town in any fiscal year to the lesser of (I) 2.5% of the full and fair cash valuation of the real estate and personal property therein, and (ii) 2.5% over the previous year's levy limit plus any growth in the tax base from certain new construction and parcel subdivisions. Proposition 2 1/2 also limits any increase in the charges and fees assessed by certain governmental entities, including county governments, on cities and towns to the sum of (I) 2.5% of the total charges and fees imposed in the preceding fiscal year, and (ii) any increase in charges for services customarily provided locally or services obtained by the city or
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

town at its option. The law contains certain override provisions and, in addition, permits debt service on specific bonds and notes and expenditures for identified capital projects to be excluded from the limits by a majority vote at a general or special election.

     Many communities have responded to the limitations imposed by Proposition 2 1/2 through statutorily permitted overrides and exclusions. Override activity peaked in fiscal 1991 and decreased thereafter. In fiscal 1992, 65 communities approved one of the three types of referenda questions (override of levy limit, exclusion of debt service, or exclusion of capital expenditures), adding $31.0 million to their levy limits.

     In fiscal 1993, 59 communities added $16.3 million through override votes and in fiscal 1994, only 48 communities had successful override referenda which added $8.4 million to their levy limits. In fiscal 1995, 32 communities added $8.8 million, and in fiscal 1996, 30 communities added $5.8 million to their levy limits. Although Proposition 2 1/2 will continue to constrain local property tax revenues, significant capacity exists for overrides in nearly all cities and towns.

     In addition to overrides, Proposition 2 1/2 allows a community, through voter approval, to assess taxes in excess of its levy limit for the payment of certain capital projects (capital outlay expenditure exclusions) and for the payment of specified debt service costs (debt exclusions). Capital exclusions were passed by 19 communities in fiscal 1996 and totaled $1.5 million. In fiscal 1996, the impact of successful debt exclusion votes going back as far as fiscal 1983, was to raise the levy limits of 229 communities by $125.8 million.

Litigation

     There are pending in state and federal courts within the Commonwealth and in the U.S. Supreme Court various suits in which the Commonwealth is a party. In the opinion of the Attorney General, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Other Factors

     Many factors affect the financial condition of the Commonwealth, including many social, environmental, and economic conditions, which are beyond the control of the Commonwealth. As with most urban states, the continuation of many of the Commonwealth's programs, particularly its human service programs, is, in significant part, dependent upon continuing federal reimbursements, which are expected to decline in fiscal 1997.

                                   APPENDIX C

                        EVERGREEN MISSOURI TAX FREE FUND

General

     Missouri's economy includes manufacturing, commerce, trade, services, agriculture, tourism and mining. The State's economy is diversified and closely resembles that of the nation's although growth prospects are less favorable than in the past. It is the nation's fifteenth largest state. The State employment sectors, services, trade and manufacturing, also account for the primary sources of national employment. Recent growth in the manufacturing sector has outpaced the nation as a whole. Labor force growth has remained steady, totaling 2.65 million in 1993, up from 2.3 million in 1980. Through the 1980's and early 1990's the State's unemployment rate essentially mirrored that of the nation; however, adverse changes in military appropriations, which play an important role in the State's economy, could contribute to a significant increase in unemployment. In 1996, according to the Bureau of Labor Statistics, the State ranked seventeenth among the states in unadjusted nonagricultural employment. In November 1996, the State's unemployment rate was estimated to be 4.0% as against the national rate of 5.3%. In recent years, Missouri's wealth indicators have grown at a slower rate than national levels and in 1995 the State's per capita personal income was approximately 94.0% of the average for the nation as a whole.

     Missouri displayed strong fiscal performance during most of the 1980's. However, Missouri has recently experienced difficulties in balancing its budget as a result of increased expenses and declining sources of revenues. Other factors contributing to Missouri's weak fiscal position relate to the reduction of large manufacturing companies, including those in aerospace and the auto industry. The Missouri portions of the St. Louis and Kansas City metropolitan areas together contain over 50% of Missouri's population. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector, which may experience problems comparable to those which are occurring in other states. To the extent that any such problems intensify, there could possibly be an adverse impact on the overall economic condition of the State.

     Currently, general obligations of Missouri are rated "AAA," "Aaa" and "AAA," by S&P, Moody's and Fitch, respectively. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions.

Revenue and Limitations Thereon

     Article X, Section 16-24 of the Constitution of Missouri (the "Hancock Amendment"), imposes limitations on the amount of State taxes which may be imposed by the General Assembly of Missouri (the "General Assembly") as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, counties, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.

     The State limit on taxes is tied to total State revenues for fiscal year 1980-81, as defined in the Hancock Amendment, adjusted annually in accordance with the formula set forth in the amendment, which adjusts the limit based on increases in the average personal income of Missouri
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

for certain designated periods. The details of the Amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by Section 18 of Article X by more than one percent, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenue adopted by the voters of the State of Missouri.

     The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

     When a local government unit's tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

Industry and Employment

     While Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution, the national economic recession of the early 1980's had a disproportionately adverse impact on the economy of Missouri. During the 1970's, Missouri characteristically had a pattern of unemployment levels well below the national averages. However, since the 1980 to 1983 recession periods Missouri unemployment levels generally approximated or slightly exceeded the national average. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Missouri Fund and, consequently, the value of the shares of the Fund.

     The Missouri portions of the St. Louis and Kansas City metropolitan areas contain approximately 1,949,956 and 1,039,241 residents, respectively, constituting over fifty percent of Missouri's 1997 population census of approximately 5,387,753. St. Louis is an important site for banking and manufacturing activity, as well as a distribution and transportation center, with nine Fortune 500 industrial companies (as well as other major educational, financial, insurance, retail, wholesale and transportation companies and institutions) headquartered there. Kansas City is a major agribusiness center and an important center for finance and industry. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring in other states. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State of Missouri.

     Defense  related  business plays an important  role in Missouri's  economy.
There are a large number of civilians employed at the various military installations and training bases in the state and recent action of the Defense Base Closure and Realignment Commission will result in the loss of a

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


substantial number of civilian jobs in the St. Louis Metropolitan area. Further, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. The contractor receiving the second largest dollar volume of defense contracts in the United States in 1995 was McDonnell Douglas Corporation which lost the number one position it held in 1994 by reason of the merger of the Lockheed and Martin Companies. McDonnell Douglas Corporation, which was acquired by The Boeing Company on August 1, 1997, is the State's largest employer, currently employing approximately 22,900 employees in Missouri. Recent changes in the levels of military appropriations and the cancellation of the A-12 program has affected McDonnell Douglas Corporation in Missouri and over the last four years it has reduced its Missouri work force by such company approximately 30%. There can be no assurances that there will be further changes in the levels of military appropriations, and, to the extent that further changes in military appropriations are enacted by the United States Congress, Missouri could be disproportionately affected. It is impossible to determine what effect, if any, completion of the acquisition of all McDonnell Douglas Corporation by The Boeing Company will have on the operations conducted in Missouri by the former McDonnel Douglas Corporation. However, any shift or loss of production now conducted in Missouri would have a negative impact on the economy of the state and particularly the economy of the St. Louis metropolitan area.

Other Factors

     Desegregation lawsuits in St. Louis and Kansas City continue to require significant levels of state funding and are sources of uncertainty. Litigation continues on many issues, notwithstanding a 1995 U.S. Supreme Court favorable to the State in the Kansas City desegregation litigation; court orders are unpredictable, and school district spending patterns have proven difficult to predict. The State paid $282 million for desegregation costs in fiscal 1994, $315 million for fiscal 1995 and $274 million for fiscal 1996. This expense accounted for close to 7% of total state General Revenue Fund spending in fiscal 1994 and 1995, and close to 5% in fiscal 1996.

                                   APPENDIX D

                        EVERGREEN NEW YORK TAX FREE FUND


Special Considerations Relating to New York Municipal Securities

     The financial condition of the State of New York ("New York State" or the "State"), its public authorities and public benefit corporations (the "Authorities") and its local governments, particularly the City of New York (the "City"), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of a Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New York and is based on information obtained from New York State, certain of its Authorities, the City and certain other localities as publicly available on the date of this Annual Information Statement. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

     Economic Factors. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

     Both the State and the City experienced substantial revenue increases in the mid-1980s attributable directly (corporate income and financial corporations taxes) and, indirectly (personal income and a variety of other taxes) to growth in new jobs, rising profits and capital appreciation derived from the finance sector of the City's economy. Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. In recent years, the City has experienced increases in employment. Real per capita personal income (i.e., per capita personal income adjusted for the effects of inflation and the differential in living costs) has generally experienced fewer fluctuations than employment in the City. Although the City periodically experienced declines in real per capita personal income between 1969 and 1981, real per capita personal income in the City has generally increased from the mid-1980s until the present. In nearly all of the years between 1969 and 1988 the City experienced strong increases in retail sales. However, from 1989 to 1993, the City experienced a weak period of retail sales. Since 1994, the City has returned to a period of growth in retail sales. Overall, the City's economic improvement accelerated significantly, in fiscal year 1997. Much of the increase can be traced to the performance of the securities industry, but the City's economy also produced gains in the retail trade sector, the hotel and tourism industry, and business services, with private sector employment higher than previously forecasted. The City's current Financial Plan assumes that, after strong growth in 1997- 1998, moderate economic growth will exist through calendar year 2002, with moderating job growth and wage increases. However, there can be no assurance that the economic projections assumed in the Financial Plan will occur or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated.
                                                        D-1

     During the calendar years 1984 through 1991, the State's rate of economic expansion was somewhat slower than that of the nation as a whole. In the 1990-1991 national recession, the economy of the Northeast region in general and the State in particular was more heavily damaged than that of the rest of the nation and has been slower to recover.

     Although the national economy began to expand in 1991, the State economy remained in recession until 1993, when employment growth resumed. Currently the State economy continues to expand, but growth remains somewhat slower than in the nation. Although the State has added over 400,000 jobs since late 1992, employment growth has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains. Personal income increased substantially in 1992 and 1993. The State's economy entered into the fourth year of a slow recovery in 1996. Most of the growth occurred in the trade, construction and service industries, with business, social services and health sectors accounting for most of the service industry growth.

     The State has released information regarding the national and state economic activity in its Annual Information Statement of the State of New York dated June 26, 1998 ("Annual Information Statement"). At the State level, the Annual Information Statement projects continued expansion during the 1998 calendar year, with employment growth gradually slowing as the year progresses. The financial and business service sectors are expected to continue to do well, while employment in the manufacturing and government sectors will post only small, if any, declines. On an average annual basis, the employment growth rate in the State is expected to be higher than in 1997 and the unemployment rate is expected to drop further to 6.1 percent. Personal income is expected to record moderate gains in 1998. Wage growth in 1998 is expected to be slower than in the previous year as the recent robust growth in bonus payments moderates.

     Personal income tax collections for 1998-99 are projected to reach $21.24 billion, or $3.5 billion above the reported 1997-98 collection total. Total business tax collections in 1998-99 are now projected to be $4.96 billion, $91 million less than received in the prior fiscal year. Receipts from user taxes and fees are projected to total $7.14 billion, an increase of $107 million from reported collections in the prior year. Other tax receipts are projected to total $1.02 billion-$75 million below last year's amount. Total miscellaneous receipts are projected to reach $1.40 billion, down almost $200 million from the prior year. Transfers from other funds are expected to total $1.8 billion, or $222 million less than total receipts from this category during 1997-98.

     General Fund disbursements in 1998-99, including transfers to support capital projects, debt service and other funds are estimated at $36.78 billion. This represents an increase of $2.43 billion or 7.1 percent from 1997-98. Nearly one-half of the growth is for educational purposes, reflecting increased support for public schools, special education programs and the State and City university systems. The remaining increase is primarily for Medicaid, mental hygiene, and other health and social welfare programs, including children and family services. The 1998-99 Financial Plan also includes funds for the current negotiated salary increases for State employees, as well as increased transfers for debt service. Grants to local governments is the largest category of General Fund disbursements and includes financial assistance to local governments and not-for-profit corporations, as well as entitlement benefits to individuals. The 1998-99 Financial Plan projects spending of $25.14 billion in this category, an increase of $1.88 billion or 8.1 percent over the prior year. The largest annual increases are for educational programs, Medicaid, other health and social welfare programs, and community projects grants. The 1998-99 budget provides $9.65 billion in support of public schools. The year-to-year increase of $769 million is comprised of partial funding for a 1998-99 school year increase of $847 million as well as the remainder of the 1997-98 school year increase that occurs in State fiscal year 1998-99. Spending for all other educational programs, which includes the State and City university systems, the Tuition Assistance Program, and handicapped programs, is estimated at

$3.00 billion, an increase of $270 million over 1997-98 levels. Medicaid costs are estimated at $5.60 billion, an increase of $144 million from the prior year.

     The 1998-99 Financial Plan projects a closing fund balance in the General Fund of $1.42 billion. This fund balance is composed of a reserve of $761 million available for future needs, a $400 million balance in the TSRF, a $158 million in the CPF, and a balance of $100 million in the CRF, after a projected deposit of $32 million in 1998-99.

     The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. Because of the uncertainty and unpredictability of these factors, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time. As a result, there can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, the condition of the financial sector, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State's projections of receipts and disbursements.

     The State. Owing to the factors mentioned above and other factors, the State may, in future years, face substantial potential budget gaps resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the future costs of maintaining State programs at current levels.

     Total General Fund receipts in 1998-99 are projected to be $37.56 billion, an increase of over $3 billion from the $34.55 billion recorded in 1997-98. This total included $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts, and $1.80 billion in transfers from other funds. However, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections.

     An additional risk to the State Financial Plan arises from the potential impact of certain litigation and of federal disallowances now pending against the State, which could adversely affect the States projections of receipts and disbursements. The State Financial Plan assumes no significant litigation or federal disallowance or other federal actions that could affect State finances, but has significant reserves in the event of such an action.

     Revenue Base. The State's principal revenue sources are economically sensitive, and include the personal income tax, user taxes and fees and business taxes. The 1998-99 Financial
                                                        D-3

Plan projects General Fund receipts (including transfers from other funds) of $37.56 billion, an increase of over 3 billion from the $34.55 billion recorded in 1997-98. This total includes $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts, and $1.80 billion in transfers from other funds.

     The transfer of a portion of the surplus recorded in 1997-98 to 1998-99 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-98 figures and inflating 1998-99 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-99 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State's economy. On an adjusted basis, State tax revenues in the 1998-99 fiscal year are projected to grow at approximately 7.5 percent, following an adjusted growth of roughly nine percent in the 1997-98 fiscal year. On an adjusted basis, State tax revenues in the 1998-99 fiscal year are projected to grow at approximately 7.5 percent, following an adjusted growth of roughly nine percent in the 1997-98 fiscal year.

     The Personal Income Tax is imposed on the income of individuals, estates and trusts and is based on federal definitions of income and deductions with certain modifications. This tax continues to account for over half of the State's General Fund receipts base. Net personal income tax collections are projected to reach $21.24 billion, nearly $3.5 billion above the reported
1997-98 collection total. Since 1997 represented the completion of the 20 percent income tax reduction program enacted in 1995, growth from 1997 to 1998 will be unaffected by major income tax reductions. Adding to the projected annual growth is the net impact of the transfer of the surplus from 1997-98 to the current year which affects reported collections by over $2.4 billion on a year- over-year basis, as partially offset by the diversion of slightly over $700 million in income tax receipts to the STAR fund to finance the initial year of the school tax reduction program. The STAR program was enacted in 1997 to increase the State share of school funding and reduce residential school taxes. Adjusted for these transactions, the growth in net income tax receipts is roughly $1.7 billion, an increase of over 9 percent. This growth is largely a function of over 8 percent growth in income tax liability projected for 1998 as well as the impact of the 1997 tax year settlement on 1998-99 net collections.

     User taxes and fees comprised of three quarters of the State four percent sales and use tax (the balance, one percent, flows to support Government Assistance Corporation ("LGAC") debt service requirements), cigarette, alcoholic beverage container, and auto rental taxes, and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. A portion of the motor fuel tax and motor vehicle registration fees and all of the highway use tax are earmarked for dedicated transportation funds.

     Receipts from user taxes and fees receipts are projected to total $7.14 billion, an increase of $107 million from reported collections in the prior year. The sales tax component of this category accounts for all of the 1998-99 growth, as receipts from all other sources decline $100 million. The growth in yield of the sales tax in 1998-99, after adjusting for tax law and other changes, is projected at 4.7 percent. The yields of most of the excise taxes in this category show a long-term declining trend, particularly cigarette and alcoholic beverage taxes. These General Fund declines are exacerbated in 1998-99 by revenue losses from scheduled and newly enacted tax reductions, and by an increase in earmarking of motor vehicle registration fees to the Dedicated Highway and Bridge Trust Fund.

     Business taxes include franchise taxes based generally on net income of general business, bank and insurance corporations, as well as gross receipt taxes on utilities and galling-based
                                                        D-4
petroleum business taxes. Beginning in 1994, a 15 percent surcharge on these levies began to be phased out and, for most taxpayers, there is no surcharge liability for taxable periods ending in 1997 and thereafter.

     Total business tax collections in 1998-99 are now projected to be $4.96 billion, $91 million less than received in the prior fiscal year. The category includes receipts from the largely income- based levies on general business corporations, banks and insurance companies, gross receipts taxes on energy and telecommunication service providers and a per-gallon imposition on petroleum business. The year-over-year decline in projected receipts in this category is largely attributable to statutory changes between the two years. These include the first year of utility-tax rate cuts and the Power for Jobs tax reduction program for energy providers, and the scheduled additional diversion of General Fund petroleum business and utility tax receipts to other funds. In addition, profit growth is also expected to slow in 1998.

     Other taxes include estate, gift and real estate transfer taxes, a tax on gains from the sale or transfer of certain real estate (this tax was repealed in
1996), a pari-mutuel tax and other minor levies. They are now projected to total $1.02 billion-$75 million below last year's amount. Two factors account for a significant part of the expected decline in collections from this category. First, the effects of the elimination of the real property gains tax collections; second, a decline in estate tax receipts, following the explosive growth recorded in 1997-98, when receipts expanded by over 16 percent.

     Miscellaneous  receipts  include  investment  income,   abandoned  property
receipts, medical provider assessments, minor federal grants, receipts from public authorities, and certain other license and fee revenues. Total miscellaneous receipts are projected to reach $1.40 billion, down almost $200 million from the prior year, reflecting the loss of non-recurring receipts in 1997-98 and the growing effects of the phase-out of the medical provider assessments.

     Transfers from other funds to the General Fund consist primarily of tax revenues in excess of debt service requirements, particularly the one percent sales tax used to support payments to LGAC. Transfers from other funds are expected to total $1.8 billion, or $222 million less than total receipts from this category during 1997-98. Total transfers of sales taxes in excess of LGAC debt service requirements are expected to increase by approximately $51 million, while transfers from all other funds are expected to fall by $273 million, primarily reflecting the absence, in 1998-99, of a one-time transfer of nearly $200 million for retroactive reimbursement of certain social services claims from the federal government.

     State Debt. General Fund disbursements in 1998-99, including transfers to support capital projects, debt service and other funds are estimated at $36.78 billion. This represents an increase of $2.43 billion or 7.1 percent from 1997-98. Nearly one-half of the growth is for educational purposes, reflecting increased support for public schools, special education programs and the State and City university systems. The remaining increase is primarily for Medicaid, mental hygiene and other health and social welfare programs, including children and family services. The 1998-99 Financial Plan also includes funds for the current negotiated salary increase for State employees, as well as increased transfers for debt service.

     Nonrecurring Sources. The Division of the Budget estimates that the 1998-99 State Financial Plan contains actions that provide nonrecurring resources or savings totaling approximately $64 million, the largest of which is a retroactive reimbursement of federal welfare claims.

Outyear Projections of Receipts and Disbursements

     State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

     Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than- expected entitlement spending. However, the States projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. The State expects that the 1999- 00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

     The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The STAR program, which dedicates a portion of person income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Measured from the 1998-99 base, scheduled reductions to estate and gift, sales and other taxes, reflecting tax cuts enacted in 1997-98 and 1998-99, will lower General Fund taxes and fees by an estimated $1.8 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment, and other multi-year spending commitments in law.

     Labor Costs. The State government workforce is mostly unionized, subject to the Taylor- Law which authorizes collective bargaining and prohibits (but has not, historically, prevented) strikes and work slowdowns. Costs for employee health benefits have increased substantially, and can be expected to further increase. The State has a substantial unfunded liability for future pension benefits, and has utilized changes in its pension fund investment return assumptions to reduce current contribution requirements. If such investment earnings assumptions are not sustained by actual results, additional State contributions will be required in future years to meet the State's contractual obligations. The State's change in actuarial method from the aggregate cost method to a modified projected unit credit in FY1990-91 created a substantial surplus that was amortized and applied to offset the State's contribution through FY1993-94. This change in actuarial method was ruled unconstitutional by the State's highest court and the State returned to the aggregate cost method in FY1994-95 using a four year phase in. Employer contributions, including the State's, are expected to increase over the next five to ten years. Since January 1995, the State's workforce has been reduced by about 10 percent, and is projected to remain at its current level of approximately 191,000 persons in 1998-99 year. The State is currently preparing for negotiations with various unions to establish new agreements since most of the existing contracts will expire on March 31, 1999.

     On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. This federal legislation fundamentally changed the programmatic and fiscal responsibilities for administration of welfare programs at the federal, state and local levels. The new law abolishes the federal Aid to Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families with Dependent Children program (AFDC), and creates a new Temporary Assistance to Needy Families program (TANF) funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five era durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receipt benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload; these requirements are phased in over time. States that fail to meet these federally mandated job participation rates, or that fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

     Proposed legislation that includes both provisions necessary to implement the State's TANF plan to conform with federal law and implement the Governor's welfare reform proposal is still pending before the Legislature. There can be no assurances of timely enactment of certain conforming provisions required under the federal law. Further delay increases the risk that the State could incur fiscal penalties for failure to comply with federal law.

     Medicaid. New York participates in the federal Medicaid program under a state plan approved by the Health Care Financing Administration. The federal government provides a substantial portion of eligible program costs, with the remainder shared by the State and its counties (including the City). Basic program eligibility and benefits are determined by federal guidelines, but the State provides a number of optional benefits and expanded eligibility. Program costs have increased substantially in recent years, and account for a rising share of the State budget. Federal law requires that the State adopt reimbursement rates for hospitals and nursing homes that are reasonable and adequate to meet the costs that must be incurred by efficiently and economically operated facilities in providing patient care, a standard that has led to past litigation by hospitals and nursing homes seeking higher reimbursement from the State. General Fund payments for Medicaid are projected to be $5.60 billion, an increase of $144 million from the prior year. After adjusting 1997-98 for the $116 million prepayment of an additional Medicaid cycle, Medicaid spending is projected to increase $260 million or 4.9 percent. Disbursements for all other health and social welfare programs are projected to total $3.63 billion, an increase of $131 million from 1997-98. This includes an increase in support for children and families and local public health programs, offset by a decline in welfare spending of $75 million that reflects continuing State and local efforts to reduce welfare fraud, declining caseloads, and the impact of State and federal welfare reform legislation.

     The State Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt.

     The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for public authorities. Also there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. The MTA receives the bulk of this money in order to provide transit and commuter services.

     Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen Counties, as part of an estimated $7 billion financing plan.

         Metropolitan Transportation Authority

     Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12 county Metropolitan Transportation Region served by the MTA and a special one quarter of 1 percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1998-99 fiscal year, State assistance to the MTA is projected to total approximately $1.3 billion, an increase of $133 million over the 1997-98 fiscal year.

     State legislation accompanying the 1996-97 adopted State budget authorized the MTA, Triborough Bridge and Tunnel Authority and Transit Authority to issue an aggregate of $6.5 billion in bonds to finance a portion of the $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board (CPRB) approved the 1995-99 Capital Program (subsequently amended in August 1997), which supersedes the overlapping portion of the MTA's 1992-96 Capital Program. The 1995-99 Capital Program is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995- 99 Capital Program assumes the issuance of an estimated $5.2 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken the MTA.

     There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or
                                                        D-8
reduced, ridership and Fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

         The City

     The fiscal health of the State may also be affected by the fiscal health of New York City (City), which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

     The City has achieved balanced operating results for each of its fiscal years since 1981 as measured by the GAAP standards in force at that time. However, in the early 1970s, the City incurred substantial operating deficits, and its financial controls, accounting practices and disclosure policies were widely criticized. In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation For The City of New York ("MAC") to provide financing assistance for the City; the New York State Financial Control Board (the Control Board) to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC) to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

     The City provides services usually undertaken by counties, school districts or special districts in other large urban areas, including the provision of social services such as day care, foster care, health care, family planning, services for the elderly and special employment services for needy individuals and families who qualify for such assistance. State law requires the City to allocate a large portion of its total budget to Board of Education operations, and mandates that the City assume the local share of public assistance and Medicaid costs. For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or additional reductions in. City services or entitlement programs, which could adversely affect the City's economic base.

     Pursuant to the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act" or the "Act"), the City prepares a four year annual financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap closing programs for years with projected budget gaps. The City's projections set forth in the 1999-2002 Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly effect the City's ability to balance its budget and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the timing and pace of a regional and local economic recovery, increases in tax revenues, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives which may require in certain cases the cooperation of the City's municipal unions, the ability of New York City Health and Hospitals Corporation and the Board of Education to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and federal aid and mandate relief, and the impact on City revenues of proposals for federal and State welfare reform. No assurance can be given that the assumptions used by the City in the 1999-2002 Financial Plan will be realized. Due to the uncertainty existing on the federal and state levels, the ultimate adoption of the State budget for FY 1997-98 may result in substantial reductions in projected expenditures for social spending programs. Cost containment assumptions contained in the 1997-2000 Financial Plan and the City FY 1997-98 Budget may therefore be significantly adversely affected upon the final adoption of the State budget for FY 1997-98. Furthermore, actions taken in recent fiscal years to avert deficits may have reduced the City's flexibility in responding to future budgetary imbalances, and have deferred certain expenditures to later fiscal year.

     The 1999-2002 Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and projects gaps of $1.5 billion, $2.1 billion and $1.6 billion for the 2000, 2001 and 2002 fiscal years, respectively.

     On April 24, 1998, the City released the Financial Plan for the 1999 through 2002 fiscal years, which relates to the City and certain entities which receive funds from the City, and which is based on the Executive Budget and Budget Message for the City's 1999 fiscal year (the "Executive Budget"). The Executive Budget and Financial Plan project revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and project gaps of $1.5 billion, $2.1 billion and $1.6 billion for the 2000, 2001 and 2002 fiscal years, respectively.

     Changes since the June Financial Plan include: (I) an increase in projected tax revenues of $1.3 billion, $1.1 billion, $955 million, $897 million and $1.7 billion in the 1998 through 2002 fiscal years, respectively; (ii) a reduction in assumed State aid of $283 million in the 1998 fiscal year and of between $134 million and $142 million in each of the 1999 through 2002 fiscal years, reflecting the adopted budget for the State's 1998 fiscal year; (iii) a delay in the assumed collection of $350 million of projected rent payments for the City's airports in the 1999 fiscal year to fiscal years 2000 through 2002; (iv) a reduction in projected debt service expenditures totaling $197 million, $361 million, $204 million and $226 million in the 1998 through 2001 fiscal years, respectively; (v) an increase in the Board of Education (the "BOE") spending of $266 million, $26 million, $58 million and $193 million in the 1999 through 2002 fiscal years, respectively; (vi) an increase in expenditures for the City's proposed drug initiatives totaling $68 million in the 1998 fiscal year and of between $167 million and $193 million in each of the 1999 through 2002 fiscal years; (vii) other agency net spending initiatives totaling $112 million, $443 million, $281 million, $273 million and $677 million in fiscal years 1998 through 2002, respectively; and (viii) reduced pension costs of $116 million, $168 million and $404 million in fiscal years 2000 through 2002, respectively. The Financial Plan also sets forth gap closing actions for the 1998 through 2002 fiscal years, which include: (I) additional agency actions totaling $176 million, $595 million, $516 million, $494 million and $552 million in fiscal years 1998 through 2002, respectively, and (ii) assumed additional Federal and State aid of $100 million in each of fiscal years 1999 through 2002.

     The 1998 Modification and the 1999-2002 Financial Plan include a proposed discretionary transfer in the 1998 fiscal year of approximately $2.0 billion to pay debt service due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $416 million to pay debt service due in fiscal year 2000, included in the Budget Stabilization Plan for the 1998 and 1999 fiscal years, respectively. In addition, the Financial Plan reflects proposed tax reduction programs totaling $237 million, $537 million, $657 million and $666 million in fiscal years 1999 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, a City funded acceleration of the State funded personal income tax reduction for the 1999 through 2001 fiscal years, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for residential holders of Subchapter S corporations, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

     Although the City has maintained balanced budgets in each of its last sixteen fiscal years and is projected to achieve balanced operating results for the 1998 fiscal year, there can be no assurance that the gap closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

     The City derives its revenues from a variety of local taxes, user charges and miscellaneous revenues, as well as from Federal and State unrestricted and categorical grants. State aid as a percentage of the City's revenues has remained relatively constant over the period from 1980 to 1997, while unrestricted Federal aid has been sharply reduced. The City projects that local revenues will provide approximately 66.9% of total revenues in the 1998 fiscal year while Federal aid, including categorical grants, will provide 13.2%, and State aid, including unrestricted aid and categorical grants, will provide 19.7%.

     The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short term obligations within their fiscal year of issuance. The City has issued $1.075 billion of short term obligations in fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. The delay in the adoption of the State's budget in certain past fiscal years has required the city to issue short term notes in amounts exceeding those expected early in such fiscal years.

     The City makes substantial capital expenditures to reconstruct and rehabilitate the city's infrastructure and physical assets, including City mass transit facilities, sewers, streets, bridges and tunnels, and to make capital investments that will improve productivity in City operations.

     The City utilizes a three tiered capital planning process consisting of the Ten Year Capital Strategy, the Four Year Capital Plan and the current year Capital Budget. The Ten Year Capital Strategy is a long term planning tool designed to reflect fundamental allocation choices and basic policy objectives. The Four Year Capital Program translates mid-range policy goals into specific projects. The Capital Budget defines specific projects and the timing of their initiation, design, construction and completion.

     This City's projection of its capital financing need pursuant to the Mayor's Declaration of Need and Proposed Transitional Capital Plan of June 30, 1997 indicates additional projected debt and contract liabilities of approximately $3 billion for fiscal year 1998. To provide for the City's capital program, State legislation was enacted which created the Finance Authority, the debt of which is not subject to the general debt limit. Without the Finance Authority or other legislative relief, new contractual commitments for the City's general obligation financed capital program would have been virtually brought to a halt during the Financial Plan period beginning early in the 1998 fiscal year. By utilizing projected Finance Authority borrowing and including the Finance Authority's projected borrowing as part of the total debt incurring power set forth in the following table, the City's total debt incurring power has been increased. Even with the increase, the City may reach the limit of its capacity to enter into new contractual commitments in fiscal year 2000.

     Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The cities of Yonkers and Troy continue to operate under State-ordered control agencies. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.

     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, and twenty-eight municipalities received more than $32 million in targeted unrestricted aid in the 1997-98 budget. Both of these emergency aid packages were largely continued through the 1998-99 budget. The State also dispersed an additional $21 million among all cities, towns and villages after enacting a 3.9 percent increase in General Purpose State Aid in 1997-98 and continued this increase in 1998- 99.

     The 1998-99 budget includes an additional $29.4 million in unrestricted aid targeted to 57 municipalities across the State. Other assistance for municipalities with special needs totals more than $25.6 million. Twelve upstate cities will receive $24.2 million in one-time assistance from a cash flow acceleration of State aid.

     Municipalities and school districts have engaged in substantial short term and long term borrowings. In 1996, the total indebtedness of all localities in the State other than New York City was approximately $20.0 billion. A small portion (approximately $77.2 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-one localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1996.

                                   APPENDIX E

                      EVERGREEN PENNSYLVANIA TAX FREE FUND

General

     The Commonwealth of Pennsylvania, the fifth most populous state, historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of the Commonwealth's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, educational and financial institutions. Manufacturing has fallen behind in both the service sector and the trade sector as a source of employment in Pennsylvania. The Commonwealth is the headquarters for 58 major corporations. Pennsylvania's average annual unemployment rate for the year 1990 has generally not been more than one percent greater or lesser than the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for May, 1998 was 4.3% and for the United States for May, 1998 was 4.3%. The population of Pennsylvania,12.02 million people in 1997 according to the U.S. Bureau of the Census, represents an increase from the 1988 estimate of 11.846 million. Per capita income in Pennsylvania for 1996 of $24, 803 was higher than the per capita income of the United States of $24,426. The Commonwealth's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of the Commonwealth are made, closed fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997 with positive fund balances of $688.304 million, $635.182 million and $1,364.9 million respectively.

Debt

     The Commonwealth may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. The Commonwealth had outstanding general obligation debt of $4.795 million at June 30, 1997. The
Commonwealth is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At March 11, 1997, all outstanding general obligation bonds of the Commonwealth were rated AA- by Standard & Poor's Corporation and Aa3 by Moody's Investors Service, Inc. (see Appendix H). There can be no assurance that these ratings will remain in effect in the future. Over the five-year period ending June 30, 2003, the Commonwealth has projected that it will issue notes and bonds totaling $2,984.5 million and retire bonded debt in the principal amount of $2,350.9 million.

     Certain agencies created by the Commonwealth have statutory authorization to incur debt for which Commonwealth appropriations to pay debt service thereon are not required. As of June 30, 1997, one of these agencies, the Pennsylvania Turnpike Commission, had total outstanding indebtedness of $1,177.6 million. The Combined total debt outstanding for all other above mentioned agencies as of December 31, 1997 was $7,047.4. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth appropriations. The only obligations of agencies in the Commonwealth that bear a moral obligation of the Commonwealth are those issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded.

Local Government Debt

     Numerous local government units in Pennsylvania issue general obligation (i.e., backed by taxing power) debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by the Commonwealth. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provisions. Electoral debt, i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefitting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligations debt.

Litigation

     Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, in Baby Neal v. Commonwealth, the American Civil Liberties Union filed a lawsuit against the Commonwealth seeking an order that would require the Commonwealth to provide additional funding for child welfare services. County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. In Pennsylvania Association of Rural and Small Schools v. Casey, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.

Other Factors

     The performance of the obligations held by the Fund issued by the Commonwealth, its agencies, subdivisions and instrumentalities are in part tied to state-wide, regional and local conditions within the Commonwealth and to the creditworthiness of certain non-Commonwealth related obligers, depending upon the Pennsylvania Fund's portfolio mix at any given time. Adverse changes to the state-wide, regional or local economies or changes in government may adversely affect the creditworthiness of the Commonwealth, its agencies and municipalities, and certain other non-government related obligers of Pennsylvania tax-free obligations (e.g., a university, a hospital or a corporate obligor). The City of Philadelphia, for example, experienced severe financial problems which impaired its ability to borrow money and adversely affected the ratings of its obligations and their marketability. Conversely, some obligations held by the Fund will be almost exclusively dependent on the creditworthiness of one underlying obligor, such as a project occupant or provider of credit or liquidity support.

                                   APPENDIX F

                    EVERGREEN CONNECTICUT MUNICIPAL BOND FUND


     As described in the prospectus, the Fund will generally invest in Connecticut municipal obligations. The performance of the Fund is therefore susceptible to political, economical and regulatory factors affecting the State of Connecticut and governmental bodies within the State of Connecticut. The information summarized below briefly describes some of the more significant factors that could affect the performance of the Fund or the ability of the obligors to pay debt service on certain of the securities. Such information is derived from sources that are generally available to investors and is believed to be accurate. It is based on information from official statements of issuers located in the State of Connecticut as well as other publicly available documents. The Fund has not independently verified any of the information contained in such statements and documents.

State Economy

     General. Connecticut, the southernmost of the New England States, is located on the northeast coast and is bordered by Long Island Sound, New York, Massachusetts and Rhode Island. Connecticut is situated directly between the financial centers of Boston and New York and is a highly developed and urbanized state. More than one-quarter of the total population of the United States and approximately 60% of the Canadian population live within 500 miles of the State. The State's population grew at a rate which exceeded the United States' rate of population growth during the period 1940 to 1970, slowed substantially during the 1970s and 1980s, and declined in the years 1992 through 1995.

     Connecticut's economic performance is measured by personal income which has been and is expected to remain among the highest in the nation; gross state product (the current market value of all final goods and services produced by labor and property located within the State) which demonstrated stronger output growth than the nation in general during the 1980s and a lower growth in the 1990s; and employment which, although rising, still remains below the levels achieved in the late 1980s as manufacturing employment has declined and non-manufacturing employment has recovered most of its losses.

     Defense Industry. One important component of the manufacturing sector in Connecticut is defense related business. Approximately one-quarter of manufacturing establishments and total manufacturing employees in Connecticut are involved in defense related businesses. Nonetheless, its significance in the state economy has declined considerably due to the scaling back of the national defense budget in the past decade, spending on defense procurement as well as outlays for personnel, research and development and construction has been dramatically reduced. In fiscal year 1996, Connecticut received $2,638 million of prime contact awards. This accounted for 2.4% of national total awards and ranked thirteenth in total defense dollars awarded and fifth in per capita dollars awarded among the 50 states. As measured by defense contract awards as a percent of Gross State Product (GSP), awards to Connecticut based firms has fallen to 2.1% of GSP in fiscal year 1996, down from over 12% of GSP as recently as fiscal year 1982.

     Similar to other states with a dependence on the defense budget, these cuts not only negatively affect Connecticut's defense employment but also other sectors that provide "support" activities to defense related businesses. These budget cuts ultimately impact other industries in the manufacturing sector and further extend to the nonmanufacturing sector such as grocery stores, gas stations, and real estate, etc.

State Budgetary Process

     Balanced Budget Requirement. In November 1992, State electors approved an amendment to the State Constitution providing that the amount of general budget expenditures authorized for any fiscal year shall not exceed the estimated amount of revenue for such fiscal year. This amendment also provides for a cap on budget expenditures. The General Assembly is precluded from authorizing an increase in general budget expenditures for any fiscal year above the amount of general budget expenditures authorized for the previous fiscal year by a percentage which exceeds the greater of the percentage increase in personal income or the percentage increase in inflation, unless the Governor declares an emergency or the existence of extraordinary circumstances and at least three-fifths of the members of each house of the General Assembly vote to exceed such limit for the purposes of such emergency or extraordinary circumstances. The limitation on general budget expenditures does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There is no statutory or constitutional prohibition against bonding for general budget expenditures.

     Biennium Budget. The State's fiscal year begins on July 1 and ends June 30. The Connecticut General Statutes require that the budgetary process be on a biennium basis. The Governor is required to transmit a budget document in February of each odd-numbered year setting forth the financial program for the ensuing biennium with a separate budget for each of the two fiscal years and a report which sets forth estimated revenues and expenditures for the three fiscal years after the biennium to which the budget document relates. In each even-numbered year, the Governor must prepare a report on the status of the budget enacted in the previous year with any recommendations for adjustments and revisions, and a report, with revisions, if any, which sets forth estimated revenues and expenditures for the three fiscal years after the biennium in progress.

     Adoption of the Budget. The Governor or a representative appeals before the appropriate committee of the General Assembly to explain and address questions concerning the budget document. Prior to June 30 of each odd-numbered year, the General Assembly generally enacts one bill making all appropriations for the next two fiscal years and setting forth revenue estimates for those years. Subsequent appropriations of revenue bills are occasionally passed.

     Line Item Veto. Under the State Constitution, the Governor has the power to veto any line of any itemized appropriations bill while at the same time approving the remainder of the bill. A statement identifying the items so disapproved and explaining the reasons therefore must be transmitted with the bill to the Secretary of the State and, when in session, the General Assembly. The General Assembly may separately reconsider and re-pass such disapproved appropriation items by a two-thirds vote of each house.

State General Fund

     The State finances most of its operations through the General Fund. However, certain State functions are financed through other State funds.

     1996-97 Operations. The Comptroller's August 29, 1997 annual report indicated a 1996-97 General Fund surplus of $262.6 million. This surplus was primarily the result of higher than anticipated revenue collections, the most significant of which was an increase in personal income tax collections. The improved revenue results are offset somewhat by Medicaid expenditures higher than appropriations, and the prepayment of expenditures for the 1997-98 fiscal year.

     1997-98 Operations. The adopted budget for fiscal 1997-98 anticipated General Fund revenues of $9,342.4 million and General Fund expenditures of $9,342.2 million resulting in a projected surplus of $0.3 million.

     The Comptroller's monthly report for the period ending April 30, 1998, indicated a projected General Fund surplus of $191.9 million. This surplus is primarily the result of revenue collections which exceeded the original estimates adopted by the General Assembly by $691.2 million. Expenditures for the fiscal year were also increased, including $115.0 million for a one time tax rebate program and $79.5 million for Year 200 conversions.

     No assurance can be given that the final year-end report of the Comptroller will not indicate changes in the anticipated General Fund result. Any unappropriated surplus will be deposited into the Budget Reserve Fund, pursuant to the limits set forth in the Connecticut General Statutes, and the balance will be used to reduce bonded indebtedness. The Budget Reserve Fund contains a balance of $336.9 million prior to any transfer for fiscal year 1997-98.

     Adopted Budget 1998-99. On February 4, 1998, the Governor submitted to the legislature a status report including proposed Midterm Budget Adjustments for the 1998-99 fiscal year. After consideration of the Governor's proposal, the legislature adopted budget adjustments for fiscal year 1998-99 in Special Act No. 98-6. The adopted Midterm Budget Adjustments for fiscal year 1998- 99 anticipate General Fund expenditures of $9,972.4 million, General Fund revenues of $9,992.0 million and an estimated General Fund surplus of $19.6 million.

     The enacted Midterm Budget Adjustments for fiscal year 1998-99 are within the limits imposed by the expenditure cap. For fiscal year 1998-99, permitted growth in capped expenditures is estimated at 4.86%. The enacted Midterm Budget Adjustments would result in a fiscal 1998-99 budget that is $82.3 million below the expenditure cap.

State Debt

     Constitutional Provisions. The State has no constitutional limit on its power to issue obligations or incur debt other than it may borrow only for public purposes. There are no reported court decisions relating to State bonded debt other than two cases validating the legislative determination of the public purpose for improving employment opportunities and related activities. The State Constitution has never required a public referendum on the question of incurring debt. Therefore, the authorization and issuance of State debt, including the purpose, amount and nature thereof, the method and manner of the incidence of such debt, the maturity and terms of repayment thereof, and other related matters are statutory.

     Types of State Debt. Pursuant to various public and special acts the State has authorized a variety of types of debt. These types fall generally into the following categories: direct general obligation debt, which is payable from the State's General Fund; special tax obligation debt, which is payable from specified taxes and other funds which are maintained outside the State's General Fund; and special obligation and revenue debt, which is payable from specified revenues or other funds which are maintained outside the State's General Fund. In addition, the State has a number of programs under which the State is contingently liable on the debt of certain State quasi-public agencies and political subdivisions.

     Statutory Authorization and Security Provisions for State General Obligation Debt. In general the State issues general obligation bonds pursuant to specific statutory bond acts and Section 3-20 of the Connecticut General Statues, the State general obligation bond procedure act. That act provides that such bonds shall be general obligations of the State and that the full faith and credit of the State of Connecticut are pledged for the payment of the principal of an interest on such bonds as the same become due. Such act further provides that, as a part of the contract of the State with the owners of such bonds, appropriation of all amounts necessary for the punctual payment of such principal and interest is made, and the Treasurer shall pay such principal and interest as the same become due. As of December 1, 1997, there was legislatively authorized general obligation bond indebtedness in the aggregate amount of $11,460,239,000, of which $10,159,950,000 had been approved for issuance and $9,181,272,000 had been issued. As of December 1, 1997, $6,877,330,000 was outstanding.

     There are no State Constitutional provisions precluding the exercise of State power by statute to impose any taxes, including taxes on taxable property in the State or on income, in order to pay debt service on bonded debt now or thereafter incurred. The constitutional limit on increases in general fund expenditures for any fiscal year does not include expenditures for the payment of bonds, notes or other evidences of indebtedness. There are also no constitutional or statutory provisions requiring or precluding the enactment of liens on or pledges of State general fund revenues or taxes, or the establishment of priorities for payment of debt service on the State's general obligation bonds. There are no express statutory provisions establishing any priorities in favor of general obligation bondholders over other valid claims against the State.

     Statutory Debt Limit. Section 3-21 of the Connecticut General Statutes provides that no bonds, notes or other evidences of indebtedness for borrowed money payable from General Fund tax receipts of the State shall be authorized by the General Assembly except to the extent such authorization shall cause the aggregate amount of (1) the total amount of bonds, notes or other evidences of indebtedness payable from General Fund tax receipts authorized by the General Assembly but which have not been issued and (2) the total amount of such indebtedness which has been issued and remains outstanding, to exceed 1.6 times the total estimated General Fund tax receipts of the State for the fiscal year in which any such authorization will become effective, as estimated for such fiscal year by the joint standing committee of the General Assembly having cognizance of finance, revenue and bonding. However, in computing the aggregate amount of indebtedness at any time, there shall be excluded or deducted revenue anticipation notes having a maturity of one year or less, refunded indebtedness, bond anticipation notes, borrowings payable solely from the revenues of a particular project, the balances of debt retirement funds associated with indebtedness subject to the debt limit as certified by the Treasurer, the amount of federal grants certified by the Secretary of the Office of Policy and Management as receivable to meet the principal of certain indebtedness, all authorized and issued indebtedness to fund any budget deficits of the State for any fiscal year ending on or before June 30, 1991, and all authorized debt to fund the Connecticut Development Authority's tax increment bond program under
Section 32-285 of the Connecticut General Statutes. For purpose of the debt limit statute, all bonds and notes issued or guaranteed by the State and payable from General Fund tax receipts are counted against the limit, except for the exclusions or deductions described above.

     In accordance with Section 2-27b of the Connecticut General Statutes, the Treasurer shall compute the aggregate amount of indebtedness as of January 1 and July 1 of each year and shall certify the results of such computation to the Governor and the General Assembly. If the aggregate amount of indebtedness reaches 90% of the statutory debt limit, the Governor shall review each bond act for which no bonds, notes or other evidences of indebtedness have been issued, and recommend to the General Assembly priorities for repealing authorizations for remaining projects.

     Ratings. As of March 18, 1998, all outstanding general obligation bonds of the State were rated AA3 by Moody's Investors Service, Inc., AA- by Standard & Poor's Rating Service, a division of the McGraw-Hill Companies, Inc., and AA by Fitch IBCA, Inc. There can be no assurance that these ratings will remain in effect in the future.

     Obligations of Other State Issuers. The State conducts certain of its operations through State funds other than the General Fund and pursuant to legislation may issue debt secured by special taxes or revenues pledged to such funds. In addition, there are a number of state agencies and instrumentalities of the State that issue conduit revenue obligations payable from payments by private borrowers. These entities are subject to various economic risks uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

Litigation

     The State, its officers and employees are defendants in numerous lawsuits. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable. In the cases described below the fiscal impact of an adverse decision might be significant but is not determinable at this time. The cases described in this section generally do not include any individual case where the fiscal impact of an adverse judgment is expected to be less than $15 million, but adverse judgments in a number of such cases could, in the aggregate and in certain circumstances, have a significant impact.

     Connecticut Criminal Defense Lawyers Association v. Forst is an action brought in 1989 in Federal Court alleging a pervasive campaign by the State and various State Police officials of illegal electronic surveillance, wiretapping and bugging for a number of years at Connecticut State Police facilities. The plaintiffs seek compensatory damages, punitive damages, as well as other damages and costs and attorneys fees, as well as temporary and permanent injunctive relief. In November 1991, the court issued an order which will allow the plaintiffs to represent a class of all persons who participated in wire or oral communications to, from, or within State Police facilities between January 1, 1974 and November 9, 1989 and whose communications were intercepted, recorded and/or used by the defendants in violation of the law. This class includes a sub-class of the Connecticut State Police Union, current and former Connecticut State Police officers who are not defendants in this or any consolidated case, and other persons acting on behalf of the State Police who participated in oral or wire communications to, from or within State Police facilities between such dates.

     Sheff v. O'Neill is a Superior Court action brought in 1989 on behalf of black and Hispanic school children in the Hartford school district. The plaintiffs sought a declaratory judgment that the public schools in the greater Hartford metropolitan area are segregated de facto by race and ethnicity and are inherently unequal to their detriment. They also sought injunctive relief against state officials to provide them with an "integrated education." On April 12, 1995, the Superior Court entered judgment for the State. On July 9, 1996, the State Supreme Court reversed the Superior Court judgment and remanded the case with direction to render a declaratory judgment in favor of the plaintiffs. The Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The Supreme Court also directed the Superior Court to retain jurisdiction of this matter. In response to the Supreme Court decision, the 1997 General Assembly enacted P.A. 97-290, an Act Enhancing Educational Choices and Opportunities. Plaintiffs, the Supreme Court recently ordered the State to show cause as to whether there has been compliance with the Supreme Court's ruling.

     The Connecticut Traumatic Brain Injury Association, Inc. v. Hogan is a Federal District Court civil rights action brought in 1990 on behalf of all persons with retardation or traumatic brain injury who have been, or may be, placed in Norwich, Fairfield Hills or Connecticut Valley Hospitals. The plaintiffs claim that the treatment and training they need is unavailable in state hospitals for the mentally ill and that placement in those hospitals violates their constitutional rights. The plaintiffs seek relief which would require that the plaintiff class members be transferred to community residential settings with appropriate support services. This case has been settled as to all persons with mental retardation by their eventual discharge from Norwich and Fairfield Hills Hospital. The case is still proceeding as to those persons with traumatic brain injury. The Court recently expanded the class of plaintiffs to include persons who are in the custody of the Department of Mental Health and Addiction Services at any time during the pendency of the case for treatment or benefits in any program which is provided by or is the responsibility of the State, by reason of being diagnosed with acquired brain injury (which includes traumatic and other brain injuries).

     Johnson v. Rowland is a Superior Court action brought in 1998 in the name of several public school students and the Connecticut municipalities in which the students reside, seeking a declaratory judgement that the State's current system of financing public education through local property taxes and State payments to municipalities determined under a statutory Education Cost Sharing ("ECS") formula violates the Connecticut Constitution. Additionally, the suit seeks various injunctive orders requiring the State to, among other things cease implementation of the present system, modify the ECS formula, and fund the ECS formula at the level contemplated in the original 1988 public act which established the ECS.

     Several suits have been filed since 1977 in the Federal District Court and the Connecticut Superior Court on behalf of alleged Indian Tribes in various parts of the State, claiming monetary recovery as well as ownership to land in issue. Some of these suits have been settled or dismissed. The plaintiff group in the remaining suits is the alleged Golden Hill Paugussett Tribe and the lands involved are generally located in Bridgeport, Trumbull, Orange, Shelton and Seymour.

Local Government Debt

     General. Numerous governmental units, cities, school districts and special taxing districts, issue general obligation bonds backed by their taxing power. Under Connecticut statutes, such entities have the power to levy ad valorem taxes on all taxable property without limit as to rate or amount, except as to certain classified property such as certified forest land taxable at a limited rate and dwelling houses of qualified elderly persons of low income or qualified disabled persons taxable at limited amounts. Under existing statutes, the State is obligated to pay to such entities the amount of tax revenue which it would have received except for the limitation on its power to tax such dwelling houses.

     Payment of principal and interest on such general obligations is not limited to property tax revenues or any other revenue source, but certain revenues may be restricted as to use and therefore may not be available to pay debt service on such general obligations.

     Local government units may also issue revenue obligations, which are supported by the revenues generated from particular projects or enterprises.

     Debt Limit. Pursuant to the Connecticut General Statutes, local governmental units are prohibited from incurring indebtedness in any of the following categories if such indebtedness would cause the aggregate indebtedness in that category to exceed, excluding sinking fund contributions, the multiple for such category times the aggregate annual tax receipts of such local governmental unit for the most recent fiscal year ending prior to the date of issue:

         DEBT CATEGORY                                                MULTIPLE

(I)      all debt other than urban renewal projects,

         water pollution control projects and school

         building projects............................................2 1/4

(ii)     urban renewal projects.......................................3 1/4

(iii)    water pollution control projects.............................3 3/4

(iv)     school building projects.....................................4 1/2

(v)      total debt, including (I), (ii), (iii) and (iv)

         above........................................................7

                                   APPENDIX G

                    EVERGREEN NEW JERSEY TAX FREE INCOME FUND

New Jersey Municipal Securities

     The financial condition of the State of New Jersey, its public authorities (the "Authorities") and its local governments, could affect the market values and marketability of, and therefore the net asset value per share and the interest income of New Jersey Tax Free Income Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New Jersey and is based on information obtained from New Jersey, certain of its Authorities and certain other localities, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New Jersey, and that there is no obligation on the part of New Jersey to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New Jersey.

Economic Factors

     New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,077 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. The State's central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. According to the United States Bureau of the Census, the population of New Jersey was 7,170,000 in 1970, 7,365,000 in 1980, 7,730,000 in 1990 and 7,988,000 in 1996. Historically, New Jersey's average per capita income has been well above the national average, and in 1996 the State ranked second among the states in per capita personal income ($31,053).

     While New Jersey's economy continued to expand during the late 1980s, the level of growth slowed considerably after 1987. By the beginning of the national recession in July 1990 (according to the National Bureau of Economic Research), construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment from a peak of 3,689,800 in 1989 to a low of 3,457,900 in 1992. This loss has been followed by an employment gain of 255,600 from May 1992 to June 1997, a recovery of 97.5% of the jobs lost during the recession. In July 1991, S&P lowered the State's general obligation bond rating from AAA to AA+.

     Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.5% during 1992. Since then, the unemployment rate fell to 6.2% during 1996 and 5.5% for the six month period from January 1997 through June 1997.

     For the recovery period as a whole, May 1992 to June 1997, service-producing employment in New Jersey has expanded by 283,500 jobs. Hiring has been reported by food stores, wholesale distributors, trucking and warehousing firms, security and commodity brokers, business and engineering/management service firms, hotels/hotel-casinos, social service agencies and health care providers other than hospitals. Employment growth was particularly strong in business services and its personnel supply component with increases of 17,300 and 7,500, respectively, in the 12-month period ending June 1997.

     In the manufacturing sector, employment losses slowed between 1992 and 1994. After an average annual job loss of 33,500 from 1989 through 1992, New Jersey's factory job losses fell to 13,300 during 1993 and 7,300 during 1994. During 1995 and 1996, however, manufacturing job losses increased slightly to 10,100 and 13,900 respectively, reflecting a slowdown in national manufacturing production activity. While experiencing growth in the number of production workers in 1994, the number declined in 1995 at the same time that managerial and office staff were also reduced as part of nationwide downsizing. Through August 1996, layoffs of white collar workers and corporate downsizing appear to be abating.

     Conditions have slowly improved in the construction industry, where employment has risen by 18,600 since its low in May 1992. Between 1992 and 1996, this sector's hiring rebound was driven primarily by increased homebuilding and nonresidential projects. During 1996 and the first five months of 1997, public works projects and homebuilding became the growth segments while nonresidential construction lessened but remained positive.

State Finances

     The State operates on a fiscal year beginning July 1 and ending June 30. For example, "Fiscal Year 1999" refers to the State's fiscal year beginning July 1, 1998 and ending June 30, 1999.

     The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The appropriations act provides the basic framework for the operation of the General Fund. Undesignated Fund Balances are available for appropriation in succeeding fiscal years. There have been positive Undesignated Fund Balances in the General Fund at the end of each year since the State Constitution was adopted in 1947. The estimates for Fiscal Year 1998 and Fiscal Year 1999 reflect the amounts contained in the Governor's Fiscal Year 1999 Budget Message delivered on February 10, 1998.

     In Fiscal Years 1996 and 1997, the actual General Fund balances were $442.0 million and $280.5 million, respectively, and total Undesignated Fund Balances were $882.2 million and $1,106.4 million. For Fiscal Years 1998 and 1999 General Fund balances are estimated to be $268.7 million and $144.0 million, respectively, and total Undesignated Fund Balances are estimated to be $1,021.3 million and $6750.0 million.

Fiscal Years 1998 and 1999 State Revenue Estimates

     Sales and Use Tax. The revised estimate forecasts Sales and Use tax collections for Fiscal Year 1998 as $4,720.0 million, a 6.9% increase from the Fiscal Year 1997 revenue. The Fiscal Year 1999 estimate of $4,928.0 million, is a 4.4% increase from the Fiscal Year 1998 estimate.

     Gross Income Tax. The revised estimate forecasts Gross Income Tax collections for Fiscal Year 1998 of $5,340.0 million, a 10.7% increase from Fiscal Year 1997 revenue. The Fiscal Year 1999 estimate of $5,860.0 million, is a 9.7% increase from the Fiscal Year 1998 estimate. Included in the Fiscal Year 1998 estimate and the Fiscal Year 1999 estimate is the enactment of a property tax deduction, to be phased in over a three-year period, permitting a deduction by resident taxpayers against gross income tax of a percentage of their property taxes.

     Corporation Business Tax. The revised estimate forecasts Corporation Business Tax collection for Fiscal Year 1998 as $1,315.1 million, a 2.2% decrease from Fiscal Year 1997 revenue. The Fiscal Year 1999 estimate of $1,431.0 million, is an 8.8% increase from the Fiscal Year 1998 estimate.

     General Considerations. Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

     Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent. Under the State Constitution, no general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.


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                                   APPENDIX H

                          S&P AND MOODY'S BOND RATINGS

 S&P Corporate and Municipal Bond Ratings

A.       Municipal Notes

     An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria are used in making that assessment:

         a. Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note), and

         b. Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

Note ratings are as follows:

         1. SP-1 - Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         2. SP-2 - Satisfactory capacity to pay principal and interest.

         3. SP-3 - Speculative capacity to pay principal and interest.

B.       Tax Exempt Demand Bonds

         S&P assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

     The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/A-1+"). For the newer "demand notes", S&P note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

C.       Corporate and Municipal Bond Ratings

         An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor, including obligors outside the U.S., with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. Ratings of foreign obligors do not take into account currency exchange and related uncertainties. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable.

                                                        H-1

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The ratings are based, in varying degrees, on the following considerations:

         a. Likelihood of default and capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

         b.  Nature of and provisions of the obligation; and

         c. Protection afforded by and relative position of the obligation in the event of bankruptcy reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         Plus (+) or Minus (-): To provide more detailed indications of credit quality, ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

         A provisional rating is sometimes used by S&P. It assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

C.       Bond ratings are as follows:

         1. AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         2. AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

         3. A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         4. BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         5. BB, B, CCC, CC and C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D.       Moody's Corporate and Municipal Bond Ratings

Moody's ratings are as follows:

         1. Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         2. Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

         3. A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         4. Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         5. Ba - Bonds which are rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         6. B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         7. Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         8. Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other market shortcomings.

         9. C - Bonds which are rated as C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through Baa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
                                                        H-2

         10. Con. (...) - Municipal bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

         Those municipal bonds in the Aa, A, and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, and Baa 1.



                            MONEY MARKET INSTRUMENTS
         Money market securities are instruments with remaining maturities of one year or less such as bank certificates of deposit, bankers' acceptances, commercial paper (including variable rate master demand notes), and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, some of which may be subject to repurchase agreements.

Commercial Paper

         Commercial paper will consist of issues rated at the time of purchase A-1, by S&P, or Prime-1 by Moody's or F-1 by Fitch; or, if not rated, will be issued by companies which have an outstanding debt issue rated at the time of purchase Aaa, Aa or A by Moody's, or AAA, AA or A by S&P or Fitch, or will be determined by a Fund's investment adviser to be of comparable quality.

A.       S&P Ratings

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. The top category is as follows:

         1. A: Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

         2. A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

B.       Moody's Ratings

         The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designation, judged to be investment grade, to indicate the relative repayment capacity of rated issuers.

         1. The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are deemed to have a superior capacity for repayment of short term promissory obligations. Repayment capacity of Prime-1 issuers is normally evidenced by the following characteristics:

1)       leading market positions in well-established industries;

2)       high rates of return on funds employed;

3) conservative capitalization structures with moderate reliance on debt and ample asset protection;

4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and

5) well established access to a range of financial markets and assured sources of alternate liquidity.

         In assigning ratings to issuers whose commercial paper obligations are supported by the credit of another entity or entities, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment.

                                   APPENDIX I

                               FITCH BOND RATINGS

Investment Grade Bond Ratings

         AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

         A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

         BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

         Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

         NR:  Indicates that Fitch does not rate the specific issue.

         Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

         Suspended: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

         Withdrawn: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

         FitchAlert: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raise or lowered. FitchAlert is relatively short-term and should be resolved within 12 months.

         Rating Outlook: An outlook is used to describe the most likely direction of any rating change over the intermediate term. It is described as "Positive" or "Negative." The absence of a designation indicates a stable outlook.

         Speculative Grade Bond Ratings BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes.

However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

         B: Bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

         CCC: Bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

         CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

         C:  Bonds are in imminent default in payment of interest or principal.

         DDD, DD, and D: Bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.

         Plus (+) Minus (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

Short-Term Ratings

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

         F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

         F-2:  Good  Credit   Quality.   Issues  assigned  this  rating  have  a
satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

         F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

         F-5: Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

         D: Default. Issues assigned this rating are in actual or imminent payment default.

         LOC: The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.
                                                       I-3

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